File No. 033-19421
811-05439

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.
Post-Effective Amendment No.	49	(X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.	300	(X)

VARIABLE ACCOUNT D
(Exact Name of Registrant)

UNION SECURITY INSURANCE COMPANY
(Name of Depositor)

2323 Grand Boulevard
Kansas City, MO 64108
(Address of Depositor’s Principal Offices//Zip Code)

(816) 474-2345
(Depositor’s Telephone Number, Including Area Code)

LISA PROCH
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
1 GRIFFIN ROAD NORTH
WINDSOR, CT 06095-1512
860-791-0286
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ /	immediately upon filing pursuant to paragraph (b)
/ X/	on May 3, 2021 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on ________ pursuant to paragraph (a)(1) of Rule 485 under the Securities Act
/ /	this post-effective amendment designates a new effective date for a previously-filed post-effective amendment

PART A

OPPORTUNITY VARIABLE ANNUITY

VARIABLE ACCOUNT D
ISSUED BY:
UNION SECURITY INSURANCE COMPANY
2323 GRAND BOULEVARD
KANSAS CITY, MO 64108
ADMINISTERED BY:
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
PO BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (INVESTMENT PROFESSIONALS)
www.talcottresolution.com

On January 18, 2021, the owners of Hopmeadow Holdings LP (“HHLP”), a parent of Talcott Resolution Life and Annuity Insurance Company ("Talcott Resolution"), signed a definitive agreement to sell all of the equity interests in HHLP and its subsidiaries, including Talcott Resolution, to Sixth Street Partners, a global investment firm. The sale is subject to regulatory approval and the satisfaction of other closing conditions.
Talcott Resolution will continue to administer your annuity contract and remains responsible for paying all contractual guarantees and General Account liabilities under your annuity contract subject to its financial strength and claims paying ability. The terms, features and benefits of your insurance contract will NOT change as a result of the sale.
Talcott Resolution administers the annuity contracts issued by Union Security Insurance Company.
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This prospectus describes the Opportunity Variable Annuity. Opportunity Variable Annuity is a contract between you and Union Security Insurance Company (formerly Fortis Benefits Insurance Company) where you agree to make at least one Premium Payment and Union Security agrees to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity previously offered to both individuals and groups. It is:
✓  Flexible, because you may add Premium Payments at any time.
✓  Tax-deferred, which means you don't pay taxes until you take money out or until we start to make Annuity Payouts.
✓  Variable, because the value of your Contract will fluctuate with the performance of the underlying Funds.
The variable annuity product described in this prospectus is no longer for sale. However, we continue to administer the in force annuity contracts. At the time you purchased your Contract, you allocated your Premium Payment to "Sub-Accounts." These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchased shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance.
You may also allocate some or all of your Premium Payment to the Fixed Accumulation Feature, which pays an interest rate guaranteed for a certain time period from the time the Premium Payment is made. Premium Payments allocated to the Fixed Accumulation Feature are not segregated from our company assets like the assets of the Separate Account.
Please read this prospectus carefully and keep it for your records and for future reference. This prospectus is filed with the Securities and Exchange Commission (“SEC” or “Commission”). The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. This prospectus and the SAI can also be obtained free of charge from us by calling 1-800-862-6668 or from the SEC’s website (www.sec.gov).
This variable annuity may not be suitable for everyone. This variable annuity may not be appropriate for people who do not have a long investment time horizon and is not appropriate for people who intend to engage in market timing. You will get no additional tax advantage from this variable annuity if you are investing through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account (“IRA”)). This prospectus is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.
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As of January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for the mutual funds available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Talcott Resolution or your Financial Intermediary.  Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your Financial Intermediary or from us electronically by calling Talcott Resolution Annuity Contact Center at 1-800-862-6668, Monday through Thursday, 8:00 a.m. to 7:00 p.m., or Friday, 9:15 a.m. to 6:00 p.m., Eastern Time.
You may elect to receive all future reports in paper free of charge. You can inform Talcott Resolution or your Financial Intermediary that you wish to continue receiving paper copies of your shareholder reports by visiting www.fundreports.com, or by calling 1-866-345-5954.   Your election to receive reports in paper will apply to all funds available under your Contract.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Union Security has, in the past, filed annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As of May 1, 2009, Union Security has relied on the exemption provided by Rule 12h-7 under the Exchange Act, and accordingly does not intend to file these reports, or other reports under the Exchange Act.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Date of Prospectus: May 3, 2021
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Definitions
These terms are capitalized when used throughout this prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.
Account: Any of the Sub-Accounts or the Fixed Accumulation Feature.
Accumulation Period: The time after you purchase the Contract until we begin to make Annuity Payouts.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Effective July 1, 2021, our overnight mailing address will be changed from Talcott Resolution - Annuity Service Operations, 1338 Indian Mound Drive, Mt. Sterling, KY 40353 ("Sterling Address") to Talcott Resolution - Annuity Service Operations, 6716 Grade Lane, Building 9, Louisville, KY 40213 ("Louisville Address") Any overnight mail received from July 1, 2021 through September 30, 2021 will be forwarded to our new Louisville Address. Overnight mail received at the Sterling Address after September 30, 2021, will not be processed and will be returned to sender . Our standard mailing address is Talcott Resolution - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-4293.
Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, adjusted for subsequent Premium Payments and partial Surrenders.
Annual Maintenance Fee: An annual $35 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $25,000. The charge is deducted proportionately from each Account in which you are invested.
Annual Withdrawal Amount: This is the amount you can Surrender each Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.
Annuitant: The person on whose life the Contract is issued. The Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, unless you elect an earlier date or we, in our sole discretion, agree to postpone to another date following our receipt of an extension request.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.
Annuity Period: The time during which we make Annuity Payouts.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Beneficiary: The person entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner, joint Contract Owner or Annuitant.
Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death. This is only available if you own a Non-Qualified Contract.
Contingent Deferred Sales Charge ("CDSC"): The deferred sales charge that may apply when you make a full or partial Surrender.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.
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Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus, including any joint Contract Owner(s). We do not capitalize "you" in the prospectus.
Contract Value: The total value of the Accounts on any Valuation Day.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Death Benefit: The amount payable after the Contract Owner or the Annuitant dies.
Dollar Cost Averaging: A program that allows you to systematically make transfers between Accounts available in your Contract.
Fixed Accumulation Feature: Part of our General Account, where you may allocate all or a portion of your Contract Value. In your Contract, this is defined as the "Fixed Account".
General Account: This account holds our company assets and any assets not allocated to a Separate Account.
Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Payee: The person or party you designate to receive Annuity Payouts.
Premium Payment: Money sent to us to be invested in your Contract.
Premium Tax: A tax charged by a state or municipality on Premium Payments.
Qualified Contract: A Contract that is defined as a tax-qualified retirement plan in the Code.
Required Minimum Distribution ("RMD"): A federal requirement that individuals of a specified age and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the specified age or upon retirement, whichever comes later. For individuals born prior to July 1, 1949 the specified age is 70-1/2, for all others the specified age is 72.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.
Sub-Account Value: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.
Surrender: A complete or partial withdrawal from your Contract.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value (subject to rounding) is equal to the Contract Value minus any applicable charges.
Union Security: Union Security Insurance Company, the company that issued this Contract.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
We, us or our : Talcott Resolution Life and Annuity Insurance Company .
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Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.
This table describes the fees and expenses that you will pay at the time that you purchase the Contract or Surrender the Contract. Charges for state premium taxes may also be deducted when you purchase the Contract, upon Surrender or when we start to make Annuity Payouts.
Contract Owner Transaction Expenses

Sales Charge Imposed on Purchases (as a percentage of Premium Payments)	None
Maximum Contingent Deferred Sales Charge (as a percentage of Premium Payments) (1)	5%
First Year (2)	5%
Second Year	5%
Third Year	5%
Fourth Year	5%
Fifth Year	5%
Sixth Year or later	0%
Charge for each 403(b) Contract Loan	$100
(1)  Each Premium Payment has its own CDSC schedule. The CDSC is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount.
(2)  Length of time from Premium Payment.
This table describes the fees and expenses that you will pay periodically and on a daily basis during the time that you own the Contract, not including fees and expenses of the underlying Funds.

Annual Maintenance Fee (3)	$35
Separate Account Annual Expenses (as a percentage of average daily Sub-Account value)
Mortality and Expense Risk Charge	1.25%
Administrative Charge	0.10%
Total Separate Account Annual Expenses	1.35%
(3)  An annual $35 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $25,000. It is deducted proportionately from the Sub-Accounts in which you are invested at the time of the charge.
This table shows the minimum and maximum total annual Fund operating expenses charged by the underlying Funds that you may pay on a daily basis during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Please see the section entitled "The Funds" for a complete list of Funds available under the Contract.

	Minimum	Maximum
Total Annual Fund Operating Expenses
(these are expenses that are deducted from Fund assets, including management fees, Rule 12b-1 distribution and/or service fees, and other expenses)	0.38%	0.85%
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EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner Transaction Expenses, Maximum Separate Account Annual Expenses, and Total Annual Fund Operating Expenses.
The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1)  If you Surrender your Contract at the end of the applicable time period:

1 year	$711
3 years	$1,254
5 years	$1,805
10 years	$2,764
(2)  If you annuitize at the end of the applicable time period:

1 year	$215
3 years	$732
5 years	$1,272
10 years	$2,729
(3)  If you do not Surrender your Contract:

1 year	$250
3 years	$767
5 years	$1,307
10 years	$2,764
Condensed Financial Information
When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see "How is the value of my Contract calculated before the Annuity Commencement Date?". Please refer to Appendix III for information regarding Accumulation Unit Values.
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Highlights
What type of sales charge will I pay?
We may charge you a CDSC when you partially or fully Surrender your Contract. The CDSC will depend on the amount you choose to Surrender and the length of time the Premium Payment you made has been in your Contract.
The percentage used to calculate the CDSC is equal to:

Number of years from Premium Payment	Contingent Deferred Sales Charge
0-1	5%
2	5%
3	5%
4	5%
5	5%
6 or more	0%
You won't be charged a CSDC on:
✓  The Annual Withdrawal Amount
✓  a Premium Payment or earnings that have been in your Contract for more than five years
✓  a Distributions made due to death
✓  Distributions under a program for substantially equal periodic payments
✓  Most payments we make to you as part of your Annuity Payout
Is there an Annual Maintenance Fee?
We deduct a $35.00 fee each year on your Contract Anniversary or when you fully Surrender your Contract, if, on either of those dates, the value of your Contract is less than $25,000.
What charges will I pay on an annual basis?
In addition to the Annual Maintenance Fee, you pay the following charges each year:
•  Mortality and Expense Risk Charge — This charge is deducted daily and is equal to an annual charge of 1.25% of your Contract Value invested in the Sub-Accounts.
•  Administrative Charge — This is a charge for the administration of the Contract. This is an administrative fee equal to an annual charge of 0.10% of your Contract Value invested in the Sub-Accounts.
•  Annual Fund Operating Expenses — These are charges for the Funds. See the Funds' prospectuses for more complete information.
Charges and fees may have a significant impact on Contract Values and the investment performance of Sub-Accounts. This impact may be more significant with Contracts with lower Contract Values.
Can I take out any of my money?
You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payouts. You may have to pay income tax on the money you take out and, if you Surrender before you are age 59 1 / 2 , you may have to pay an income tax penalty. Surrenders may also be subject to a CDSC.
Will Union Security pay a Death Benefit?
There is a Death Benefit if the Contract Owner or Annuitant dies before we begin to make Annuity Payouts. The Death Benefit amount will remain invested in the Sub-Accounts according to your last instructions and will fluctuate with the performance of the underlying Funds until we receive proof of death and complete instructions from all the Beneficiaries.
If your Contract was issued with the Enhanced Death Benefit Rider and death occurs before the Contract Owners 75th birthday, the Death Benefit is the greatest of:
•  The total Premium Payments you have made to us minus any partial Surrenders compounded annually at 3% capped at a maximum of 200% of total Premium Payments minus any partial Surrenders (the "Rollup Amount"); or
•  The Contract Value of your Contract; or
• The Contract Value on the last five-year Contract Anniversary before death, minus any partial Surrenders since that anniversary.
See "Death Benefit" for a complete description for the Death Benefit applicable to your Contract.
What Annuity Payout Options are available?
When it comes time for us to make payouts, you may choose one of the following Annuity Payout Options: Life Annuity, Life Annuity with Payments for 10 or 20 years, Joint and 1/2 Contingent Survivor Annuity, and Joint and Full Survivor Annuity. We may make other Annuity Payout Options available at any time.
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You must begin to take payouts by the Annuitant's 110th birthday unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. The date you select may have tax consequences, so please check with a qualified tax advisor. You cannot begin to take Annuity Payouts until the completion of the 2nd Contract Year. If you do not tell us what Annuity Payout Option you want before that time, we will make Automatic Annuity Payouts under the Life Annuity with Payments Guaranteed for 10 Years. Depending on the investment allocation of your Contract in effect on the Annuity Commencement Date, we will make Automatic Annuity Payouts that are:
•  fixed dollar amount Automatic Annuity Payouts,
•  variable dollar amount Automatic Annuity Payouts, or
•  a combination of fixed dollar amount and variable dollar amount Automatic Annuity Payouts.
General Contract Information
Union Security Insurance Company
Union Security Insurance Company ("Union Security" or the "Company") is the issuer of the contracts. Union Security is a Kansas corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York.
Union Security is a wholly owned subsidiary of Assurant, Inc. ("Assurant" or the "Parent") and Assurant is the ultimate parent of Union Security. Assurant is a premier provider of specialized insurance products and related services in North America and selected other international markets. Its stock is traded on the New York Stock Exchange under the symbol AIZ.
All of the guarantees and commitments under the contracts are general obligations of Union Security. None of Union Security's affiliated companies has any legal obligation to back Union Security's obligations under the contracts.
On April 1, 2001, Union Security entered into an agreement with Talcott Resolution Life and Annuity Insurance Company ("Talcott Resolution") to co-insure the obligations of Union Security under the variable annuity Contracts and to provide administration for the Contracts. Talcott Resolution was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Talcott Resolution's offices are located at 1 Griffin Road North, Windsor, Connecticut 06095-1525. Talcott Resolution is ultimately controlled by Henry Cornell, David I. Schamis, and Robert E. Diamond.
The Separate Account
The Sub-Accounts are part of Talcott Resolution Life and Annuity Insurance Company Separate Account Seven, a segregated asset account of Talcott Resolution. The Separate Account was registered as a unit investment trust under the 1940 Act on April 1, 1999. The Separate Account meets the definition of “separate account” under federal securities laws. The Separate Account holds only assets for variable annuity contracts.
The Separate Account:
• is credited with income, gains and losses credited to, or charged against, the Separate Account that reflect the Separate Account's own investment experience and not the investment experience of our other assets, including our General Account or our other separate accounts; and
• may not be used to pay any of our liabilities other than those arising from the Contracts and other variable annuities supported by the Separate Account.
Talcott Resolution is obligated to pay all amounts guaranteed to investors under the Contract. We do not guarantee the investment results of any Separate Account.
The Funds

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AIM Variable Insurance Funds
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund - Class I	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index (the “S&P 500”).	BlackRock Advisors, LLC
Hartford HLS Series Fund II, Inc.
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Hartford Small Cap Growth HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Series Fund, Inc.
Hartford Balanced HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Capital Appreciation HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IA	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford MidCap HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Stock HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Total Return Bond HLS Fund - Class IA	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**	In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.
We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the Funds' prospectus, and the Funds' Statement of Additional Information which may be ordered from us. The Funds' prospectus should be read in conjunction with this Prospectus before investing.
The Funds may not be available in all states.
Mixed and Shared Funding — Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds' prospectus.
Certain underlying Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to the affected Funds. See "Federal Tax Considerations" for more information.
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:
•notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted;
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•send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract;
•arrange for the handling and tallying of proxies received from Owners;
•vote all Fund shares attributable to your Contract according to timely instructions received from you, and
•vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely voting instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Sub-Accounts. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Administrative and Distribution Services — Union Security has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Union Security or its agents, provide administrative and distribution related services and the Funds pay fees that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees under a distribution and/or servicing plan adopted by a Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.
Fees We Receive from Funds and related parties — We receive substantial and varying administrative service payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. We consider revenue sharing payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Contract. We collect these payments and fees under agreements between us and a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. We expect to make a profit on these fees.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.
As of December 31, 2020, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities): AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services, Inc, Federated Securities Corp, Hartford HLS Funds, Invesco Advisors Inc., MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Nationwide Fund Distributors LLC, Nationwide Fund Advisors, Neuberger Berman Management Inc, Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Van Eck Securities Corp; Van Eck Fund, Inc; Van Eck World Wide Investment Trust Funds, LLC, Voya Investment Management, and Wells Fargo Variable Trust.
Not all Fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount of fees we collect may be greater or smaller based on the Funds you select. Revenue sharing and Rule 12b-1 fees did not exceed 0.25% in 2020, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect $75 from that fund). We will endeavor to update this listing annually and interim arrangements may not be reflected. For the fiscal year ended December 31, 2020, revenue sharing and Rule 12b-1 fees did not exceed $1.4 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.
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Fixed Accumulation Feature
Important Information You Should Know: The Fixed Accumulation Feature is not registered under the 1933 Act and the Fixed Accumulation Feature is not registered as an investment company under the 1940 Act. The Fixed Accumulation Feature or any of its interests are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act. The following disclosure about the Fixed Accumulation Feature may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures. The Fixed Accumulation Feature is not offered in all Contracts and is not available in all states.
Premium Payments and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. Premium Payments and Contract Values allocated to the Fixed Accumulation Feature are available to our general creditors. The maximum allowed to be invested in the Fixed Accumulation Feature is $500,000. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in the General Account.
We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a minimum rate that meets your State’s minimum non-forfeiture requirements. Non-forfeiture rate vary from state to state. We reserve the right to prospectively declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Accumulation Feature. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. If you are invested in the Fixed Accumulation Feature, we send you notice of the Fixed Accumulation Feature credited rate annually. There is no specific formula for determining interest rates and no assurances are offered as to future rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments, regulatory and tax requirements, and competitive factors.
We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a “first-in first-out” basis.
Important: Any interest credited to amounts you allocate to the Fixed Accumulation Feature in excess of 4% per year will be determined at our sole discretion. You assume the risk that interest credited to the Fixed Accumulation Feature may not exceed the minimum guarantee of 4% for any given year.
From time to time, we may credit increased interest rates under certain programs established in our sole discretion.
Dollar Cost Averaging Plus ("DCA Plus") Programs — You may enroll in one or more special pre-authorized transfer programs known as our DCA Plus Programs (the "Programs"). Under these Programs, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into a Program (we may allow a lower minimum Premium Payment for qualified plan transfers or rollovers, including IRAs) and pre-authorized transfers from our Fixed Accumulation Feature to any of the Sub-Accounts under either a 6-month Transfer Program or 12-month Transfer Program subject to Program rules. The 6-month Transfer Program and 12-month Transfer Program will generally have different crediting rates. Under the 6-month Transfer Program, the interest rate can accrue up to six months and all Premium Payments and accrued interest must be transferred from the Program to the selected Sub-Accounts in 3 to 6 months. Under the 12-month Transfer Program, the interest rate can accrue up to twelve months and all Premium Payments and accrued interest must be transferred from the Program to the selected Sub-Accounts in 7 to 12 months. This will be accomplished by monthly transfers for the period selected and with the final transfer of the entire amount remaining in the Program.
The pre-authorized transfers will be within 15 days of receipt of the Program payment provided we receive complete enrollment instructions. If we do not receive complete enrollment instructions within 15 days of receipt of the initial Program payment, he Program will be voided and the entire balance in the Program will be transferred to the Sub-Accounts designated by you. If you do not designate a Sub-Account, we will return your Program payment to you for further instruction. If your Program payment is less than the required minimum amount, we will apply it to your Contract according to your instructions on record for a subsequent Premium Payment.
Under the DCA Plus Programs, the credited interest rate is not earned on the full amount of your Premium Payment for the entire length of the Program. This is because the Program transfers to the Sub-Accounts decrease the amount of your Premium Payment remaining in the Program.
All Program payments, including any subsequent Premium Payment, must meet the Program minimum. Any subsequent Program payments we receive during an active Program transfer period which are received during the same interest rate effective period will be credited to the current Program. Any subsequent Program payments we receive during an active Program transfer period which are received during a different interest rate effective period will be used to start a new Program. That Program will be credited with the interest rate in effect on the date we start the new Program. Unless you
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send us different instructions, the new Program will be the same length of time as your current Program and will allocate the subsequent Program payments to the same Sub-Accounts.
The DCA Plus Program may credit a higher interest rate, but it does not ensure a profit or protect you against a loss in declining markets.
We may limit the total number of DCA Programs and DCA Plus Programs to five programs open at any one time.
We determine, in our sole discretion, the interest rates credited to the Program. These interest rates may vary depending on the Contract you purchased. Please consult your Investment Professional to determine the interest rate for your Program.
You may elect to terminate the transfers by calling or writing us of your intent to cancel enrollment in the Program. Upon cancellation, all the amounts remaining in the Program will be immediately transferred to the Sub-Accounts you selected for the Program unless you provide us with different instructions.
We may discontinue, modify or amend the Programs or any other interest rate program we establish. Any change to a Program will not affect Contract Owners currently enrolled in the Program.
If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait six months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.
The Contract
Purchases and Contract Value
What types of Contracts are available?
The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:
•  Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;
•  Individual Retirement Annuities adopted according to Section 408 of the Code;
•  Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and
•  Certain eligible deferred compensation plans as defined in Section 457 of the Code.
We will no longer accept additional Premium Payments into any individual annuity contract funded through a 403(b) plan.
The examples above represent Qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as Non-Qualified Contracts.
If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.
How do I purchase a Contract?
This Contract is no longer available for new sales.
Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.
Premium Payments may not exceed $1 million without our prior approval. We reserve the right to impose special conditions on anyone who seeks our approval to exceed this limit.
You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf. Optional riders are subject to additional maximum issue age restrictions.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state.
How are Premium Payments applied to my Contract?
Your initial Premium Payment will be invested within two Valuation Days of our receipt of both a properly completed application/order request and the Premium Payment. If we receive your subsequent Premium Payment before the close of the New York Stock Exchange, it will be priced on the same Valuation Day. If we receive your Premium Payment after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions on record. We will send you a confirmation when we invest your Premium Payment.
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If the request or other information accompanying the initial Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days (from the Valuation Day that we actually receive your initial Premium Payment at our Administrative Office together with the Premium Payment) while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.
Can I cancel my Contract after I purchase it?
If, for any reason, you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.
Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Date we receive your request to cancel and will refund any sales or contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.
How is the value of my Contract calculated before the Annuity Commencement Date?
The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day your Contract Value reflects the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.
When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of an Account, settling a Death Benefit claim or by annuitizing your Contract.
To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:
•  The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day divided by
•  The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by
•  The daily expense factor for the mortality and expense risk charge adjusted for the number of days in the period, and any other applicable charges.
We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.
Can I transfer from one Sub-Account to another?
You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it received is in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.
What Happens When I Request a Sub-Account Transfer?
Many Contract Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Contract Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Contract Owners' "transfer-in" requests.
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Many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on My Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer;" however, you cannot transfer the same Contract Value more than once a Valuation Day.
Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the
growth Sub-Account to an international Sub-Account	No
Second, you are allowed to submit a total of 20 Sub-Account transfers each Contract Year (the "Transfer Rule") by U.S. Mail, Voice Response Unit, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company-sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you.
Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.
We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund's trading policy. Please refer to each Fund's prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.
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In certain circumstances, fund trading policies do not apply or may be limited. For instance:
•     Certain types of financial intermediaries may not be required to provide us with shareholder information.
•     "Excepted funds" such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.
•     A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.
•     Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company- sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.
Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,
•      Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.
•     Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.
•     These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.
•      In some cases, we were unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds ("Participants") or enforce the Transfer Rule because we do not keep Participants' account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.
How am I affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Power of Attorney — You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions from your designated third party, subject to any transfer restrictions in place, until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.
Fixed Accumulation Feature Transfers — During each Contract Year during the Accumulation Period, you may make a transfer out of the Fixed Accumulation Feature to Sub-Accounts. The transfers must be for $500 or more. All transfer allocations must be in whole numbers (e.g.,1%). You may transfer 50% of your total amount in the Fixed Accumulation Feature, unless the balance is less than $1,000, then you may transfer the entire amount. These transfer limits do not include transfers done through Dollar Cost Averaging or the DCA Plus Program.
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Fixed Accumulation Feature Transfer Restrictions — We reserve the right to defer transfers from the Fixed Accumulation Feature for up to 6 months from the date of your request. After any transfer, you must wait six months before moving Sub-Account Values back to the Fixed Accumulation Feature. After the Annuity Commencement Date, you may not make transfers from the Fixed Account Feature.
Charges and Fees
The following charges and fees are associated with the Contract:
The Contingent Deferred Sales Charge
No sales charge is collected or deducted  at the time net Premium Payments  are applied  under a Contract. A surrender charge  will be assessed on certain total or partial Surrenders. The  amounts obtained from the Surrender charge will  be used  to  partially  defray expenses  incurred  in  the sale  of  the Contracts, including commissions and other promotional or distribution expenses  associated with  the marketing of the Contracts, and costs associated with the printing and distribution of prospectuses and sales material.
The CDSC is a percentage of the amount Surrendered and is equal to:

Number of years from Premium Payment	Contingent Deferred Sales Charge
0-1	5%
2	5%
3	5%
4	5%
5	5%
6 or more	0%
The following Surrenders are NOT subject to a CDSC:
•      Annual Withdrawal Amount — In  any Contract year, you may take partial Surrenders up to 10% of the Premium Payments received by us less than five year prior to the Surrender date (whether or not the Premium Payments have been previously Surrendered);
•       Surrenders made from Premium Payments invested for more than five years — After Premium Payments received by us more than five years prior to the Surrender date and that have not been previously Surrendered may be withdrawn from the Contract without a CDSC.
Premium  Payments not subject to a surrender  charge are deemed to be withdrawn first. If all Premium Payments have been withdrawn, the remaining earnings  can be withdrawn without a Surrender charge. That is, Surrender charges do not apply to Contract earnings. For this purpose, it is assumed that all Premium Payments are  withdrawn before earnings are withdrawn.  (For federal income tax purposes, however, certain partial Surrenders will be deemed to come first from  earnings. See "Federal Tax Considerations.” These amounts are different for group unallocated Contracts and Contracts issued to a Charitable Remainder Trust.
Order of Surrenders:
(1)    Any Premium Payments received by us more than five years prior to the Surrender date and that have not been previously surrendered;
(2)     Any Premium Payments received by us less than five years prior to the Surrender date that have not been previously surrendered;
(3)    Any earnings derived from the current value of Premium Payments minus the original value of the Premium Payment.
Under the following situations, the CDSC is WAIVED:
•       Upon eligible confinement as described in the Waiver of Sales Charge Rider — We will waive any CDSC applicable to a partial or full Surrender if you, the joint owner or the Annuitant, is confined for at least 60 calendar days to a: (a) facility recognized as a general hospital by the proper authority of the state in which it is located; or (b) facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or (c) facility certified as a hospital or long-term care facility; or (d) nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day. If you, the joint owner or the Annuitant is confined when you purchase the Contract, this waiver is not available. For it to apply, you must: (a) have owned the Contract continuously since it was issued, (b) provide written proof of confinement satisfactory to us, and (c) request the Surrender within 60 calendar days of the last day of confinement. This waiver may not be available in all states. This waiver is also not available for confinements due to substance abuse or mental disorders without a demonstrable organic disease. Please contact your investment professional or us to determine if it is available for you.
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•       For RMDs. This allows Annuitants who are subject to RMDs, with a Contract held under an Individual Retirement Account or 403(b) plan, to Surrender an amount equal to the RMD for the Contract without a CDSC. All requests for RMDs must be in writing.
•      On or after the Annuitant's 110th birthday.
The following situations are NOT subject to a CDSC:
•       Upon death of the Annuitant or Contract Owner. No CDSC will be deducted if the Annuitant or Contract Owner dies.
•       Upon Annuitization. The CDSC is not deducted when you annuitize the Contract. We will charge a CDSC if the Contract is fully Surrendered during the CDSC period under an Annuity Payout Option which allows Surrenders.
•       For substantially equal periodic payments. We will waive the CDSC if you take part in a program for partial Surrenders where you receive a scheduled series of substantially equal periodic payments. Payments under this program must be made at least annually for your life (or your life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary.
•      Upon cancellation during the Right to Cancel Period.
Mortality and Expense Risk Charge
For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate of 1.25% of Sub-Account Value. The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:
•      Mortality Risk — There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
     During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
    Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.
•       Expense Risk — We also bear an expense risk that the CDSC and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.
Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.
Administrative Charge
This is a charge for the administration of the Contract. This is an administrative fee equal to an annual charge of 0.10% of the Contract Values held in the Separate Account.
Annual Maintenance Fee
The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual $35 charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $25,000. The charge is deducted proportionately from each Account in which you are invested.
When is the Annual Maintenance Fee Waived?
We will waive the Annual Maintenance Fee if your Contract Value is $25,000 or more on your Contract Anniversary or when you fully Surrender your Contract. We reserve the right to waive the Annual Maintenance Fee under certain other conditions.
Premium Taxes
We deduct Premium Taxes, imposed on us, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality and currently ranges from 0% – 3.5%.
Charges Against the Funds
The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Fund prospectuses.
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Other disclosure specific to Invesco V.I. Government Money Market Fund
The Invesco V.I. Government Money Market Fund uses the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions or exchanges. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the 1940 Act. Further detail regarding these changes is set forth in the Fund's prospectus. We may postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions in compliance with rules of the SEC or an order of the SEC.
Death Benefit
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Contract Owner or Annuitant dies before we begin to make Annuity Payouts. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us.
Until we receive proof of death and the completed instructions from the Beneficiary, the Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account for each Beneficiary's portion of the proceeds.
If your Contract was issued with the Enhanced Death Benefit Rider after May 1, 1997, the Death Benefit is calculated as follows:
If death occurs before the Contract Owner's 75th birthday, the Death Benefit is the greatest of:
•      The total Premium Payments you have made to us minus any partial Surrenders compounded annually at 3% capped at a maximum of 200% of total Premium Payments minus any partial Surrenders (the "Rollup Amount"); or
•      The Contract Value of your Contract; or
•      The Contract Value on the last five-year Contract Anniversary before death, minus any partial Surrenders since that anniversary.
If death occurs on or after the Contract Owner's 75th birthday, the Death Benefit is the greatest of:
•      The Rollup Amount on the Contract Owner's 75th birthday plus any Premium Payments made since that birthday minus any partial Surrenders since that birthday; or
•      The Contract Value of your Contract; or
•      The Contract Value on the last five-year Contract Anniversary before the decedent reached age 75, minus any partial Surrenders since that anniversary.
If your Contract was issued without the Enhanced Death Benefit Rider or before May 1, 1997, the Death Benefit is calculated as follows:
•      The total Premium Payments you have made to us minus any partial Surrenders; or
•      The Contract Value of your Contract; or
•      The Contract Value on the last five-year Contract Anniversary before the earlier of the decedent's death or age 75, minus any partial Surrenders since that anniversary.
How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us. On the date we receive proof of death and complete instructions from the Beneficiary, we will compute the Death Benefit to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.
If the Death Benefit is $50,000 or more, the Beneficiary may elect to have their Death Benefit paid through our "Talcott Resolution Pathways Program" (formerly "Safe Haven"). Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by the Federal deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to the Talcott Resolution Pathways Program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the Fixed Accumulation Feature and is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death benefit amount to the General account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the
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Talcott Resolution Pathways Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for the program, we earn investment income from the proceeds. The Investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect, under the Annuity Proceeds Settlement Option, "Death Benefit Remaining with the Company", to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if the death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal document acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders.
The Beneficiary of a non-qualified Contract or IRA may also elect the "Single Life Expectancy Only" option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.
There is a limit on the amount of the Death Benefit that we will pay that is in excess of the Contract Value. The excess payable by us upon the death of any one person on all annuity policies issued by Union Security will not be more than $500,000. If there are multiple annuity contracts providing a Death Benefit upon the death of an individual and the other contracts do not contain a similar limitation, the reduction of the death benefit by the amount of any such excess over $500,000 will be subtracted entirely from the death benefit payable under the Contract offered by this prospectus. If there are multiple contracts and the other contracts do contain a similar limitation, the death benefit on all of such contracts will be reduced, each being reduced by a proportionate amount of any such excess.
Required Distributions — If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death, or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.
If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.
If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.
What should the Beneficiary consider?
Alternatives to the Required Distributions — The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.
Spousal Contract Continuation — If the Contract Owner dies and the Beneficiary is the Contract Owner's spouse, the Beneficiary may elect to continue the Contract as the Contract Owner, receive the death benefit in one lump sum payment or elect an Annuity Payout Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Any Surrenders by the spouse will be subject to the same CDSC applicable to the original Contract Owner. Spousal Contract Continuation will only apply one time for each Contract.
Surrenders
What kinds of Surrenders are available?
Full Surrenders before the Annuity Commencement Date — When you Surrender your Contract before the Annuity Commencement Date and while the Annuitant is living, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable CDSC and Premium Taxes. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
Partial Surrenders before the Annuity Commencement Date — You may request a partial Surrender of Contract Value at any time before the Annuity Commencement Date and while the Annuitant is living. There are two restrictions:
•  The partial Surrender amount must be at least equal to $500, our current minimum for partial Surrenders, and
•  The Contract must have a minimum Contract Value of $1,000 after the Surrender. We reserve the right to close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender. The minimum Contract Value in Texas must be $1,000 after the Surrender with no Premium Payments made during the prior two Contract Years.
Both full and partial Surrenders are taken proportionally from the Sub-Accounts and the Fixed Accumulation Feature.
Does the Invesco V.I. Government Money Market Fund impose a fee or gate for redemption?
The Invesco V.I. Government Money Market Fund uses the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions or exchanges.
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The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the 1940 Act. Further detail regarding these changes is set forth in the Fund's prospectus. We may postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions in compliance with rules of the SEC or an order of the SEC.
How do I request a Surrender?
Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement, or (d) the SEC determines that an emergency exists to restrict valuation.
Written Requests — To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:
•  the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,
•  your tax withholding amount or percentage, if any, and
•  your mailing address.
You may submit this form via mail or fax.
If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.
Telephone Requests — To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program; or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders, please call us with any questions.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. We may modify the requirements for telephone redemptions at any time.
Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.
Completing a Power of Attorney form for another person to act on your behalf may prevent you from making Surrenders via telephone.
What should be considered about taxes?
There are certain tax consequences associated with Surrenders:
Prior to age 591/2 — If you make a Surrender prior to age 591/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 591/2 may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. To determine whether a Surrender is permissible, with or without federal income tax penalty, please consult your personal tax adviser.
More than one Contract issued in the same calendar year — If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.
Internal Revenue Code section 403(b) annuities — As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 591/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 591/2 ). Distributions prior to age 591/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.
We no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.
We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see the "Federal Tax Considerations" section for more information.
Annuity Payouts
This section describes what happens when we begin to make regular Annuity Payouts from your Contract. You, as the Contract Owner, should answer four questions:
•  When do you want Annuity Payouts to begin?
•  Which Annuity Payout Option do you want to use?
•  How often do you want to receive Annuity Payouts?
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•What is the Assumed Investment Return?
•  Do you want Annuity Payouts to be fixed or variable or a combination?
Please check with your investment professional to select the Annuity Payout Option that best meets your income needs.
1. When do you want Annuity Payouts to begin?
You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 110th birthday unless you elect a later date to begin receiving payments, subject to the laws and regulations then in effect and our approval. The date you select may have tax consequences, so please check with a qualified tax advisor. You cannot begin to take Annuity Payouts until the end of the 2nd Contract Year. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.
The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
2. Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.
Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.
Life Annuity With Payments Guaranteed for 10 or 20 Years
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select either 10 or 20 years. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
Joint and Full Survivor Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts to the Contract Owner until that second Annuitant dies.
We may offer other Annuity Payout Options.
•  You cannot Surrender your Contract once Annuity Payouts begin.
•  For Qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
•  Automatic Annuity Payouts — If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.
3. How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:
•  monthly,
•  quarterly,
•  semiannually, or
•  annually.
Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.
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What is the Assumed Investment Return?
The Assumed Investment Return ("AIR") is the investment return before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds. The AIR for this Contract is 4%.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout Option is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout Option is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout Option is lower than the first.
Level variable dollar Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR.
4. Do you want fixed dollar amount or variable dollar amount Annuity Payouts or a combination of both?
You may choose an Annuity Payout Option with fixed dollar amounts, variable dollar amounts or a combination depending on your income needs.
Fixed Dollar Amount Annuity Payouts — Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payout. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed dollar amount Annuity Payout Option tables in your Contract.
Variable Dollar Amount Annuity Payouts — A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:
•  the Annuity Payout Option chosen,
•  the Annuitant's attained age and gender (if applicable),
•  the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table, and,
•  the Assumed Investment Return.
The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of:
Annuity Units for each Sub-Account multiplied by Annuity Unit Value for each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor for a 4% AIR is 0.999893.
Combination Annuity Payouts — You may choose to receive a combination of fixed dollar amount and variable dollar amount annuity payouts as long as they total 100% of your Annuity Payout. For example, you may choose to receive 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.
Transfer of Annuity Units — After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account restrictions, please see the sub-section entitled "Can I transfer from one Sub-Account to another?" under the section entitled "The Contract."
Other Programs Available
We may discontinue, modify or amend any of these Programs or any other programs we establish. Any changes to a Program will not affect Contract Owners currently enrolled in the Program. If you are enrolled in any of these programs while a Fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Contract Value invested in such underlying Fund will be transferred automatically to the designated surviving Fund in the case of mergers and any available Money Market Fund in the case of Fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving Fund or a Money Market Fund for any continued and future investments.
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InvestEase® — InvestEase, which was formerly called "PAC," is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract excluding the DCA Plus Programs.
Automatic Income Program — The Automatic Income Program allows you to Surrender a percentage of your total Premium Payments each Contract Year. You can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. Please see Federal Tax Considerations and Appendix I for more information regarding the tax consequences associated with your Contract.
Asset Rebalancing — In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time.
Dollar Cost Averaging Programs — We currently offer two different types of Dollar Cost Averaging Programs in addition to the DCA Plus Program. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from the Fixed Accumulation Feature or any Fund into a different Fund. The Earnings/Interest DCA Program allows you to regularly transfer the interest from the Fixed Accumulation Feature or the earnings from one Fund into a different Fund. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment.
Other Program considerations
•      You may terminate your enrollment in any Program (other than Dollar Cost Averaging Programs) at any time.
•      We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:
•      any Fund is merged or substituted into another Fund — then your allocations will be directed to the surviving Fund;
•      any Fund is liquidated — then your allocations will be directed to any available money market Fund.
    You may always provide us with updated instructions following any of these events.
•      Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.
•      If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.
•      We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you.
•      These Programs may be adversely affected by Fund trading policies.
Other Information
Assignment — A Non-Qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a Non-Qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract.
A Qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law.
Contract Modification — The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will effect the method by which Contract Values are determined.
How Contracts Are Sold — Talcott Resolution Distribution Company, Inc. ("TDC") serves as principal underwriter for the contracts. HSD is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker-
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dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address is One Griffin Road North, Windsor, CT 06095-1512.
Contracts will be sold by individuals who have been appointed by us as insurance agents and who are investment professonals of broker-dealers that have entered into selling agreements with TDC. We generally bear the expenses of providing services pursuant to Contracts, including the payment of expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature (provided, however, we may offset some or all of these expenses by, among other things, administrative service fees received from Fund complexes).
Commissions — We pay compensation to broker-dealers, financial institutions and other affiliated broker-dealers ("Financial Intermediaries") for the sale of the Contracts according to selling agreements with Financial Intermediaries. Affiliated broker-dealers also employ wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value. Your investment professional may be compensated on a fee for services and/or commission basis.
We pay an up-front commission of up to 7% of your Contract Value at the time of sale to the Financial Intermediary that your investment professional is associated with. Your investment professional's Financial Intermediary may also receive on-going or trail commissions of generally not more than 1% of your Contract Value. Investment Professionals may have multiple options on how they wish to allocate their commissions and/or compensation. Compensation paid to your investment professional may also vary depending on the particular arrangements between your investment professional and their Financial Intermediary. We are not involved in determining your investment professional's compensation. You are encouraged to ask your investment professional about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with this transaction.
Experts
The financial statements of Union Security Insurance Company as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 included in this registration statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Legal Proceedings
The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff and may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations. Although the Company cannot predict the outcome of any litigation, regulatory examination or investigation, it is possible that the outcome of such matters could have a material adverse effect on the Company's results of operations or cash flows for an individual reporting period. However, based on currently available information, management does not believe that any pending matter is likely to have a material adverse effect individually or in the aggregate, on the Company's financial condition.
More Information
You may call your investment professional if you have any questions or call us at 1-800-862-6668 or write us at the address below:
Talcott Resolution Life and Annuity Insurance Company
PO Box 14293
Lexington, KY 40512-4293
1-800-862-6668 (Contract Owners)

1-800-862-7155 (Investment Professionals)
Financial Statements
You can find financial statements of the Separate Account and Union Security in the SAI. To receive a copy of the SAI free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.
As of May 1, 2009 Union Security has relied on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934, as amended, and accordingly does not intend to file with the U.S. Securities Exchange Commission annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, or any other reports under such Act.
Cybersecurity and Disruptions to Business Operations
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential
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customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters, including public health crises (such as COVID-19), terrorist acts, and other severe events that could adversely affect our ability to conduct our business operations. While we have adopted a business continuity plan and taken precautions, we cannot assure you that such events will not result in short- or long-term interruptions to our business operations, particularly if such events affect our computer systems or result in a significant number of our employees becoming unavailable. Interruptions to our business operations may interfere with our ability to effectively administer the Contract, including our ability to process orders and calculate Contract Value. Our third-party service providers and other third-parties related to our business (such as financial intermediaries or, in the case of our variable products, underlying funds) are subject to similar risks, risks of political instability, and disruptions to their business operations may cause interruptions to our own business operations. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of Contract-related transactions, including orders from Contract owners.
The impact of the outbreak and continuing spread of the novel coronavirus ("COVID-19") and the related disruption to the worldwide economy are affecting companies across all industries.  Worldwide health emergency measures to combat the spread of the virus have caused severe disruption resulting in an economic slowdown.  The duration and impact of the COVID-19 public health crises on the financial markets, overall economy and our operations are uncertain, as is the efficacy of government and central bank interventions.  Additionally, we are unable to determine what, if any, actions our regulators may take in response to the COVID-19 public health crises and its impact on financial markets and our operations. At this time, the Company is not able to reliably estimate the length and severity of the COVID-19 public health crises and, as such, cannot quantify its impact on the financial results, liquidity and capital resources of the Company and its operations in future periods.
Federal Tax Considerations
A.    Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See “Nonresident Aliens and Foreign Entities” below regarding annuity purchases by, or payments to, non-U.S. Persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, account or legal advice concerning your situation.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences
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of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation. Although some sections below discuss certain tax considerations in connection with contract loans, this is provided as general information only.  Please refer to your contract to determine if your contract contains a loan provision.
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. you should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if you find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B.    Taxation of the Company and the Separate Account
The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C.    Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1.    Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:
•A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),
•A contract acquired by the estate of a decedent by reason of such decedent’s death,
•Certain contracts acquired with respect to tax-qualified retirement arrangements,
•Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or
•A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.
A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy
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certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2.    Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon exceeding certain income thresholds.
a.    Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).
i.When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.
ii.To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.
iii.Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.
b.    Amounts Not Received as an Annuity
i.To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”
ii.Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received
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or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”
iii.Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).
iv.The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.
v.In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.
vi.In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.
c.    Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d.    10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.
i.If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.
ii.The 10% penalty tax will not apply to the following distributions:
1.Distributions made on or after the date the recipient has attained the age of 59½.
2.Distributions made on or after the death of the holder or, where the holder is not an individual, the death of the primary annuitant.
3.Distributions attributable to a recipient becoming disabled.
4.A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).
5.Distributions made under certain annuities issued in connection with structured settlement agreements.
6.Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).
7.Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
e.    Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over
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from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.
f.    Required Distributions
i.Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:
1.If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;
2.If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and
3.If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.
ii.Alternative Election to Satisfy Distribution Requirements
If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.
iii.Spouse Beneficiary
If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.
iv.Civil Union or Domestic Partner
Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.
g.    Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h.    Partial Exchanges.
The owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). The IRS in Revenue Procedure 2011-38, indicated that a partial exchange made on or after October 24, 2011 will be treated as a tax-free exchange under Code Section 1035 if there is no distribution from or surrender of, either contract involved in the exchange within 180 days of such exchange. Amounts received as annuity payments for a period of at least 10 years on one or more lives will not be treated as distributions for this purpose. If a transfer does not meet the 180-day test, the IRS will apply general tax rules to determine the substance and treatment of the transfer.
We advise you to consult with a qualified tax adviser as to the potential tax consequences before attempting any partial exchanges.
3.    Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
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The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:
•no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,
•no more than 70% is represented by any two investments,
•no more than 80% is represented by any three investments and
•no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds’ compliance with the terms and conditions contained in the PLR.
4.    Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
D.    Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:
1.Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form
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is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.
2.Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary “election out” forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.
Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.
E.    General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F.    Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
G.    Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37½ or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendant) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H.    Tax Disclosure Obligations
In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2009-59. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by us, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.
32

Table of Contents to Statement of Additional Information

General Information
Safekeeping of Assets
Experts
Independent Registered Public Accounting Firm
Services
Non-Participating
Misstatement of Age or Sex
Principal Underwriter
Performance Related Information
Total Return for all Sub-Accounts
Yield for Sub-Accounts
Money Market Sub-Accounts
Additional Materials
Performance Comparisons
Financial Statements
33

Appendix I — Information Regarding Tax-Qualified Retirement Plans
IMPORTANT INFORMATION REGARDING 2020 REQUIRED MINIMUM DISTRIBUTIONS:  On March 27, 2020 The Coronavirus Aid Relief and Economic Security (CARES) Act (the “Act”) became law.  The Act suspends, for 2020, Required Minimum Distribution (“RMD”) rules for most tax qualified retirement plans.  A more detailed discussion of the general RMD rules can be found below, but those rules are generally suspended for 2020.  The act also suspends RMDs for beneficiaries in 2020.
If you are enrolled in the automatic RMD program, we will continue to calculate your RMD for 2020 and will make that payment to you, unless you instruct us to do otherwise.
We recommend that you discuss the Act and your options with your investment advisor or tax professional.
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1.    Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
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a.    Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to take required minimum distributions (“RMDs”), as described below, may result in imposition of a 50% additional tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59½ or dies is subject to a 10% additional tax on premature distributions, unless a special exception applies. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
b.    SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c.    SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% additional tax for failure to make a full RMD, and to the 10% additional tax on premature distributions, as described below. In addition, the 10% additional tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.
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d.    Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed in accordance with rules similar to those of a Traditional IRA. Prior to January 1, 2018, the Owner of a Traditional IRA or other qualified plan assets could recharacterize a Traditional IRA into a Roth IRA under certain circumstances. Effective January 1, 2018, a Traditional IRA or other qualified plan cannot be recharacterized as a Roth IRA. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2.    Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3.    Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:
a.after the employee reaches age 59½;
b.upon the employee’s separation from service;
c.upon the employee’s death or disability;
d.in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or
e.as a qualified reservist distribution upon certain calls to active duty.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the
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Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4.    Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount ($19,500 for 2021). The Plan may provide for additional “catch-up” contributions . In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70½, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
5.    Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, additional taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly,
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you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
6.    Additional Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal additional taxes not just on premature distributions, but also on excess contributions and failures to take required minimum distributions (“RMDs”). Additional taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The additional taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.
a.    Additional Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59½. However, this 10% additional tax does not apply to a distribution that is either:
(i)made to a beneficiary (or to the employee’s estate) on or after the employee’s death;
(ii)attributable to the employee’s becoming disabled under Code Section 72(m)(7);
(iii)part of a series of substantially equal periodic payments (not less frequently than annually - “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;
(iv)(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);
(v)(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);
(vi)not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;
(vii)certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;
(viii)for the birth or adoption of a child under Code Section 72(t)(2)(H);
(ix)made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or
(x)made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% additional tax does not apply to a distribution from an IRA that is either:
(xi)made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;
(xii)not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or
(xiii)for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
If the taxpayer avoids this 10% additional tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% additional tax will be applied retroactively to all the prior periodic payments (i.e., additional tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% additional tax rate is increased to 25%.
b.    RMDs and 50% Additional Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (“RMD”) for the year, the participant is subject to a 50% additional tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:
(i)the calendar year in which the individual attains:
(a) Age 70½ for participants born before July 1, 1949
(b) Age 72 for participants born on or after July 1, 1949, or
(ii)    Except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.
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The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over the life of such employee or over the lives of such employee and a designated beneficiary (as specified in the Code) or over a period not extending beyond the life expectancy of such employee or the life expectancy of such employee and a designated beneficiary.
Different rules apply to beneficiaries if an individual died prior to 2020 or in 2020 and subsequent years.
(i)    Individuals who died prior to 2020
(a)    If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 70½.
(b)    If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
(ii)    Individuals who die in 2020 and subsequent years
(a)    For eligible designated beneficiaries as defined in Code Section 401(a)(9)(E)(ii), the RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 72.
(b)     For all other beneficiaries the individual’s entire interest generally must be distributed by the end of the calendar year containing the tenth anniversary of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% additional tax for RMDs if such additional RMD amount is not timely distributed.
7.    Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under-estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
8.    Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant,
APP I - 6

spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable additional tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either -
a.an RMD amount;
b.one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or
c.any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution additional tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “NonRoth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a “conversion” of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% additional tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
APP I - 7

Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.

APP I - 8

Appendix II — Accumulation Unit Values
(For an Accumulation Unit outstanding throughout the period)
The following information should be read in conjunction with the financial statements for the Separate Account included in the SAI, which is incorporated by reference in this prospectus.

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
BlackRock S&P 500 Index V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$ 11.556	$ 8.918	$ 9.469	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Accumulation Unit Value at end of period	$ 13.481	$ 11.556	$ 8.918	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Number of Accumulation Units outstanding at end of period (in thousands)	2,937	3,275	3,575	—	—	—	—	—	—	—
Hartford Balanced HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$ 8.013	$ 6.614	$ 7.075	$ 6.204	$ 5.930	$ 6.000	$ 5.539	$ 4.633	$ 4.192	$ 4.171
Accumulation Unit Value at end of period	$ 8.824	$ 8.013	$ 6.614	$ 7.075	$ 6.204	$ 5.930	$ 6.000	$ 5.539	$ 4.633	$ 4.192
Number of Accumulation Units outstanding at end of period (in thousands)	5,581	6,198	7,105	7,948	8,913	10,240	11,550	13,185	14,613	16,820
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$ 4.893	$ 3.778	$ 4.115	$ 3.415	$ 3.281	$ 3.292	$ 3.109	$ 2.266	$ 1.941	$ 2.221
Accumulation Unit Value at end of period	$ 5.885	$ 4.893	$ 3.778	$ 4.115	$ 3.415	$ 3.281	$ 3.292	$ 3.109	$ 2.266	$ 1.941
Number of Accumulation Units outstanding at end of period (in thousands)	2,235	2,392	2,714	2,960	3,223	3,860	4,201	4,930	5,418	6,899
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$ 72.001	$ 54.413	$ 56.274	$ 46.785	$ 44.838	$ 42.540	$ 37.113	$ 27.696	$ 23.867	$ 23.916
Accumulation Unit Value at end of period	$ 83.851	$ 72.001	$ 54.413	$ 56.274	$ 46.785	$ 44.838	$ 42.540	$ 37.113	$ 27.696	$ 23.867
Number of Accumulation Units outstanding at end of period (in thousands)	3,986	458	526	601	678	768	848	956	1,086	1,239
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$ 3.936	$ 3.102	$ 3.321	$ 2.844	$ 2.509	$ 2.573	$ 2.309	$ 1.774	$ 1.583	$ 1.584
Accumulation Unit Value at end of period	$ 4.185	$ 3.936	$ 3.102	$ 3.321	$ 2.844	$ 2.509	$ 2.573	$ 2.309	$ 1.774	$ 1.583
Number of Accumulation Units outstanding at end of period (in thousands)	6,177	2,878	3,058	3,345	3,772	4,063	4,367	4,711	4,693	5,359
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$ 3.301	$ 2.647	$ 3.302	$ 2.672	$ 2.675	$ 2.661	$ 2.806	$ 2.340	$ 1.973	$ 2.325
Accumulation Unit Value at end of period	$ 3.923	$ 3.301	$ 2.647	$ 3.302	$ 2.672	$ 2.675	$ 2.661	$ 2.806	$ 2.340	$ 1.973
Number of Accumulation Units outstanding at end of period (in thousands)	4,854	5,522	6,418	6,944	7,944	8,924	9,712	10,850	12,250	14,369
APP II - 1

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Hartford MidCap HLS Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$ 10.000	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Accumulation Unit Value at end of period	$ 11.987	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Number of Accumulation Units outstanding at end of period (in thousands)	2,092	—	—	—	—	—	—	—	—	—
Hartford SmallCap Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$ 82.506	$ 61.575	$ 70.682	$ 59.665	$ 53.816	$ 54.848	$ 52.528	$ 36.751	$ 31.731	$ 31.711
Accumulation Unit Value at end of period	$ 108.423	$ 82.506	$ 61.575	$ 70.682	$ 59.665	$ 53.816	$ 54.848	$ 52.528	$ 36.751	$ 31.731
Number of Accumulation Units outstanding at end of period (in thousands)	433	493	551	624	707	808	895	1,011	1,125	1,296
Hartford Stock HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$ 3.788	$ 2.926	$ 2.970	$ 2.512	$ 2.370	$ 2.338	$ 2.129	$ 1.632	$ 1.446	$ 1.482
Accumulation Unit Value at end of period	$ 4.189	$ 3.788	$ 2.926	$ 2.970	$ 2.512	$ 2.370	$ 2.338	$ 2.129	$ 1.632	$ 1.446
Number of Accumulation Units outstanding at end of period (in thousands)	829	879	922	1,034	1,181	1,112	1,232	1,443	1,655	1,965
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$ 4.018	$ 3.680	$ 3.761	$ 3.625	$ 3.516	$ 3.585	$ 3.432	$ 3.526	$ 3.324	$ 3.149
Accumulation Unit Value at end of period	$ 4.322	$ 4.018	$ 3.680	$ 3.761	$ 3.625	$ 3.516	$ 3.585	$ 3.432	$ 3.526	$ 3.324
Number of Accumulation Units outstanding at end of period (in thousands)	5,532	4,197	4,531	5,170	5,662	6,256	6,997	8,110	9,615	10,537
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$ 1.701	$ 1.677	$ 1.674	$ 1.680	$ 1.686	$ 1.707	$ 1.728	$ 1.752	$ 1.776	$ 1.800
Accumulation Unit Value at end of period	$ 1.703	$ 1.701	$ 1.677	$ 1.674	$ 1.680	$ 1.686	$ 1.707	$ 1.728	$ 1.752	$ 1.776
Number of Accumulation Units outstanding at end of period (in thousands)	8,372	2,907	3,071	3,317	3,537	3,904	4,299	5,118	6,322	7,857
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$ 9.534	$ 9.483	$ 9.465	$ 9.540	$ 9.661	$ 9.791	$ 9.923	$ 9.984	$ -	$ -
Accumulation Unit Value at end of period	$ 9.433	$ 9.534	$ 9.483	$ 9.465	$ 9.540	$ 9.661	$ 9.791	$ 9.923	$ -	$ -
Number of Accumulation Units outstanding at end of period (in thousands)	362	189	357	342	369	249	178	39	—	—
(a) Inception date September 18, 2020.
APP II - 2

The Statement of Additional Information ("SAI") contains additional information about the Contract, us and the Separate Account, including financial statements. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. The SAI is not your personal Variable Annuity Quarterly Statement.
You may obtain a copy of the SAI, free of charge, by:
1)    mailing: Union Security, c/o Talcott Resolution, P. O. Box, 14293, Lexington, KY 40512-4293
2)    calling: 1-800-862-6668
3)    emailing: asccontactus@talcottresolution.com
You may also obtain reports and other information about the Separate Account on the SEC's website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Statement of Additional Information
Union Security Insurance Company
Variable Account D
Opportunity Variable Annuity
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus.
To obtain a Prospectus, send a written request to Union Security Insurance Company c/o Talcott Resolution Life and Annuity Insurance Company Individual Annuities, P. O. Box 14293, Lexington, KY 40512-4293.
Date of Prospectus: May 3, 2021
Date of Statement of Additional Information: May 3, 2021

General Information
Safekeeping of Assets
Union Security holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Union Security's general corporate assets. Records are maintained by Talcott Resolution Distribution Company, Inc. ("TDC") of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Experts
The financial statements of the individual Sub-accounts which comprise Variable Account D of Union Security Insurance Company included in this Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
The financial statements of Union Security Insurance Company as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 included in this registration statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Services
Cognizant Worldwide Limited
Cognizant Worldwide Limited (“Cognizant”) which has its principal office at 1 Kingdom Street, Paddington Central, London, United Kingdom W2 6BD, provides business processing outsourcing services and mail room services to us in connection with our administration of our annuity products. Cognizant is not affiliated with us, the Separate Account or any of our affiliates, including the Contract's principal underwriter, Talcott Distribution Services Company, Inc. We pay Cognizant for its services on a monthly basis for the hours worked and also for per usage fees for other charges. For the past three years, the dollar amount of fees paid to Cognizant has been: 2020: $1,462,378; 2019: $1,684369 and 2018: $718,207.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Talcott Resolution Distribution Company, Inc. (“TDC”). TDC serves as Principal Underwriter for the securities issued with respect to the Separate Account. TDC is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. TDC is an affiliate of ours. Both TDC and Talcott Resolution are ultimately controlled by Henry Cornell, David I. Schamis, and Robert E. Diamond. The principal business address of TDC is the same as ours.
On November 19, 2012, Union Security began paying TDC underwriting commissions for its role as principal underwriter of all contracts offered through this separate account. For the past three years, the aggregate dollar amount of underwriting commissions paid to TDC in its role as principal underwriter has been: 2020: $1,192,761; 2019: $1,504,312; and 2018: $1,918,136 .
Prior to November 19, 2012, Union Security paid Woodbury Financial Services, Inc. ("Woodbury") underwriting commissions for its role as principal underwriter of all contracts offered through this separate account.
Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.
Total Return for all Sub-Accounts
When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning
2

of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Union Security uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and expense risk charge, the highest possible contingent deferred charge, any applicable administrative charge or annual maintenance fee.
The formula Union Security uses to calculate standardized total return is P(1+T)n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.
In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and any annual maintenance fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.
Yield for Sub-Accounts
If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.
The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.
The formula Union Security uses to calculate yield is: YIELD = 2[(a – b/cd +1)6 – 1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.
Money Market Sub-Accounts
At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.
Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Union Security takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Union Security then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR". Once the base period return is calculated, Union Security then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.
The formula for this calculation is YIELD = BPR x (365/7), where BPR = (A – B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Union Security deducts for mortality and expense risk charge, any applicable administrative charge or annual maintenance fee. "C" represents the value of the Sub-Account at the beginning of the base period.
Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Union Security uses is:
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] – 1.
Additional Materials
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.
Performance Comparisons
Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.
Financial Statements
3

The financial Statements of the Company and the Separate Account for the year ended December 31, 2020 follow this page of the SAI. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the Separate Account.
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OPPORTUNITY + VARIABLE ANNUITY

VARIABLE ACCOUNT D
ISSUED BY:
UNION SECURITY INSURANCE COMPANY
2323 GRAND BOULEVARD
KANSAS CITY, MO 64108
ADMINISTERED BY:
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
PO BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (INVESTMENT PROFESSIONALS)
www.talcottresolution.com

On January 18, 2021, the owners of Hopmeadow Holdings LP (“HHLP”), a parent of Talcott Resolution Life and Annuity Insurance Company ("Talcott Resolution"), signed a definitive agreement to sell all of the equity interests in HHLP and its subsidiaries, including Talcott Resolution, to Sixth Street Partners, a global investment firm. The sale is subject to regulatory approval and the satisfaction of other closing conditions.
Talcott Resolution will continue to administer your annuity contract and remains responsible for paying all contractual guarantees and General Account liabilities under your annuity contract subject to its financial strength and claims paying ability. The terms, features and benefits of your insurance contract will NOT change as a result of the sale.
Talcott Resolution administers the annuity contracts issued by Union Security Insurance Company.
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This prospectus describes the Opportunity + Variable Annuity. Opportunity + Variable Annuity is a contract between you and Union Security Insurance Company (formerly Fortis Benefits Insurance Company) where you agree to make at least one Premium Payment and Union Security agrees to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:
✓  Flexible, because you may add Premium Payments at any time.
✓  Tax-deferred, which means you don't pay taxes until you take money out or until we start to make Annuity Payouts.
✓  Variable, because the value of your Contract will fluctuate with the performance of the underlying Funds.
The variable annuity product described in this prospectus is no longer for sale. However, we continue to administer the in force annuity contracts. At the time you purchased your Contract, you allocated your Premium Payment to "Sub-Accounts." These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance.
You may also allocate some or all of your Premium Payment to the Fixed Accumulation Feature, which pays an interest rate guaranteed for a certain time period from the time the Premium Payment is made. Premium Payments allocated to the Fixed Accumulation Feature are not segregated from our company assets like the assets of the Separate Account.
Please read this prospectus carefully and keep it for your records and for future reference. This prospectus is filed with the Securities and Exchange Commission (“SEC” or “Commission”). The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. This prospectus and the SAI can also be obtained free of charge from us by calling 1-800-862-6668 or from the SEC’s website (www.sec.gov).
This variable annuity may not be suitable for everyone. This variable annuity may not be appropriate for people who do not have a long investment time horizon and is not appropriate for people who intend to engage in market timing. You will get no additional tax advantage from this variable annuity if you are investing through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account (“IRA”)). This prospectus is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.
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As of January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for the mutual funds available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Talcott Resolution or your Financial Intermediary.  Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your Financial Intermediary or from us electronically by calling Talcott Resolution Annuity Contact Center at 1-800-862-6668, Monday through Thursday, 8:00 a.m. to 7:00 p.m., or Friday, 9:15 a.m. to 6:00 p.m., Eastern Time.
You may elect to receive all future reports in paper free of charge. You can inform Talcott Resolution or your Financial Intermediary that you wish to continue receiving paper copies of your shareholder reports by visiting www.fundreports.com, or by calling 1-866-345-5954.   Your election to receive reports in paper will apply to all funds available under your Contract.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Union Security has, in the past, filed annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As of May 1, 2009, Union Security has relied on the exemption provided by Rule 12h-7 under the Exchange Act, and accordingly does not intend to file these reports, or other reports under the Exchange Act.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Date of Prospectus: May 3, 2021

Definitions
These terms are capitalized when used throughout this prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.
Account: Any of the Sub-Accounts or the Fixed Accumulation Feature.
Accumulation Period: The time after you purchase the Contract until we begin to make Annuity Payouts.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Effective July 1, 2021, our overnight mailing address will be changed from Talcott Resolution - Annuity Service Operations, 1338 Indian Mound Drive, Mt. Sterling, KY 40353 ("Sterling Address") to Talcott Resolution - Annuity Service Operations, 6716 Grade Lane, Building 9, Louisville, KY 40213 ("Louisville Address") Any overnight mail received from July 1, 2021 through September 30, 2021 will be forwarded to our new Louisville Address. Overnight mail received at the Sterling Address after September 30, 2021, will not be processed and will be returned to sender . Our standard mailing address is Talcott Resolution - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-4293.
Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, adjusted for subsequent Premium Payments and partial Surrenders.
Annual Maintenance Fee: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $25,000. The charge is deducted proportionately from each Account in which you are invested.
Annual Withdrawal Amount: This is the amount you can Surrender each Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.
Annuitant: The person on whose life the Contract is issued. The Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, unless you elect an earlier date or we, in our sole discretion, agree to postpone to another date following our receipt of an extension request.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.
Annuity Period: The time during which we make Annuity Payouts.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Beneficiary: The person entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner, joint Contract Owner of Annuitant.
Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death. This is only available if you own a Non-Qualified Contract.
Contingent Deferred Sales Charge ("CDSC"): The deferred sales charge that may apply when you make a full or partial Surrender.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.

Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus, including any joint Contract Owner(s). We do not capitalize "you" in the prospectus.
Contract Value: The total value of the Accounts on any Valuation Day.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Death Benefit: The amount payable after the Contract Owner or the Annuitant dies.
Dollar Cost Averaging: A program that allows you to systematically make transfers between Accounts available in your Contract.
Fixed Accumulation Feature: Part of our General Account, where you may allocate all or a portion of your Contract Value. In your Contract, this is defined as the "Fixed Account".
General Account: This account holds our company assets and any assets not allocated to a Separate Account.
Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Payee: The person or party you designate to receive Annuity Payouts.
Premium Payment: Money sent to us to be invested in your Contract.
Premium Tax: A tax charged by a state or municipality on Premium Payments.
Qualified Contract: A Contract that is defined as a tax-qualified retirement plan in the Code.
Required Minimum Distribution ("RMD"): A federal requirement that individuals of a specified age and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the specified age or upon retirement, whichever comes later. For individuals born prior to July 1, 1949 the specified age is 70-1/2, for all others the specified age is 72.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.
Sub-Account Value: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.
Surrender: A complete or partial withdrawal from your Contract.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value (subject to rounding) is equal to the Contract Value minus any applicable charges.
Union Security: Union Security Insurance Company, the company that issued this Contract.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
We, us or our : Talcott Resolution Life and Annuity Insurance Company .

Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.
This table describes the fees and expenses that you will pay at the time that you purchase the Contract or Surrender the Contract. Charges for state premium taxes may also be deducted when you purchase the Contract, upon Surrender or when we start to make Annuity Payouts.
Contract Owner Transaction Expenses

Sales Charge Imposed on Purchases (as a percentage of Premium Payments)	None
Maximum Contingent Deferred Sales Charge (as a percentage of Premium Payments) (1)	5%
First Year (2)	5%
Second Year	5%
Third Year	5%
Fourth Year	5%
Fifth Year	5%
Sixth Year or later	0%
Charge for each 403(b) Contract Loan	$100
(1)  Each Premium Payment has its own CDSC schedule. The CDSC is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount.
(2)  Length of time from Premium Payment.
This table describes the fees and expenses that you will pay periodically and on a daily basis during the time that you own the Contract, not including fees and expenses of the underlying Funds.

Annual Maintenance Fee (3)	$30
Separate Account Annual Expenses (as a percentage of average daily Sub-Account value)
Mortality and Expense Risk Charge	1.25%
Administrative Charge	0.10%
Total Separate Account Annual Expenses	1.35%
(3)  An annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $25,000. It is deducted proportionately from the Sub-Accounts in which you are invested at the time of the charge.
This table shows the minimum and maximum total annual Fund operating expenses charged by the underlying Funds that you may pay on a daily basis during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

	Minimum	Maximum
Total Annual Fund Operating Expenses
(these are expenses that are deducted from Fund assets, including management fees, Rule 12b-1 distribution and/or service fees, and other expenses)	0.38%	0.85%
EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner Transaction Expenses, Maximum Separate Account Annual Expenses, and Total Annual Fund Operating Expenses.
The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1)  If you Surrender your Contract at the end of the applicable time period:

1 year	$706
3 years	$1,240
5 years	$1,781
10 years	$2,719

(2)  If you annuitize at the end of the applicable time period:

1 year	$215
3 years	$722
5 years	$1,253
10 years	$2,689
(3)  If you do not Surrender your Contract:

1 year	$245
3 years	$752
5 years	$1,283
10 years	$2,719
Condensed Financial Information
When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see "How is the value of my Contract calculated before the Annuity Commencement Date?". Please refer to Appendix III for information regarding Accumulation Unit Values.

Highlights
What type of sales charge will I pay?
We may charge you a CDSC when you partially or fully Surrender your Contract. The CDSC will depend on the amount you choose to Surrender and the length of time the Premium Payment you made has been in your Contract.
The percentage used to calculate the CDSC is equal to:

Number of years from Premium Payment	Contingent Deferred Sales Charge
0-1	5%
2	5%
3	5%
4	5%
5	5%
6 or more	0%
You won't be charged a CDSC on:
✓  The Annual Withdrawal Amount
✓  Premium Payments or earnings that have been in your Contract for more than five years
✓  Distributions made due to death
✓  Distributions under a program for substantially equal periodic payments
✓  Most payments we make to you as part of your Annuity Payout
Is there an Annual Maintenance Fee?
We deduct a $30.00 fee each year on your Contract Anniversary or when you fully Surrender your Contract, if, on either of those dates, the value of your Contract is less than $25,000.
What charges will I pay on an annual basis?
In addition to the Annual Maintenance Fee, you pay the following charges each year:
•  Mortality and Expense Risk Charge — This charge is deducted daily and is equal to an annual charge of 1.25% of your Contract Value invested in the Sub-Accounts.
•  Administrative Charge — This is a charge for the administration of the Contract. This is an administrative fee equal to an annual charge of 0.10% of your Contract Value invested in the Sub-Accounts.
•  Annual Fund Operating Expenses — These are charges for the Funds. See the Funds' prospectuses for more complete information.
Charges and fees may have a significant impact on Contract Values and the investment performance of Sub-Accounts. This impact may be more significant with Contracts with lower Contract Values.
Can I take out any of my money?
You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payouts. You may have to pay income tax on the money you take out and, if you Surrender before you are age 59 1 / 2 , you may have to pay an income tax penalty. Surrenders may also be subject to a CDSC .
Will Union Security pay a Death Benefit?
There is a Death Benefit if the Contract Owner or Annuitant dies before we begin to make Annuity Payouts. The Death Benefit amount will remain invested in the Sub-Accounts according to your last instructions and will fluctuate with the performance of the underlying Funds until we receive proof of death and complete instructions from all the Beneficiaries.
The Death Benefit is the greatest of:
•  The total Premium Payments you have made to us minus adjustments for partial Surrenders; or
•  The Contract Value of your Contract; or
•  The highest Anniversary Value before the earlier of the decedent's death or the Contract Owner's age 75.
See "Death Benefit" for a complete description for the Death Benefit applicable to your Contract.
What Annuity Payout Options are available?
When it comes time for us to make payouts, you may choose one of the following Annuity Payout Options: Life Annuity, Life Annuity with Payments for 10 or 20 years, Joint and 1/2 Contingent Survivor Annuity, and Joint and Full Survivor Annuity. We may make other Annuity Payout Options available at any time.
You must begin to take payouts by the Annuitant's 110th birthday unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. The date you select may have tax consequences, so please check with a qualified tax advisor. You cannot begin to take Annuity Payouts until the completion of the 2nd Contract Year. If you do not tell us what Annuity Payout Option you want before that time, we will make Automatic Annuity Payouts under the Life Annuity with Payments Guaranteed for 10 Years. Depending on the investment allocation of your Contract in effect on the Annuity Commencement Date, we will make Automatic Annuity Payouts that are:
•  fixed dollar amount Automatic Annuity Payouts,
•  variable dollar amount Automatic Annuity Payouts, or
•  a combination of fixed dollar amount and variable dollar amount Automatic Annuity Payouts.
General Contract Information
Union Security Insurance Company
Union Security Insurance Company ("Union Security" or the "Company") is the issuer of the contracts. Union Security is a Kansas corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York.
Union Security is a wholly owned subsidiary of Assurant, Inc. ("Assurant" or the "Parent") and Assurant is the ultimate parent of Union Security. Assurant is a premier provider of specialized insurance products and related services in North America and selected other international markets. Its stock is traded on the New York Stock Exchange under the symbol AIZ.
All of the guarantees and commitments under the contracts are general obligations of Union Security. None of Union Security's affiliated companies has any legal obligation to back Union Security's obligations under the contracts.
On April 1, 2001, Union Security entered into an agreement with Talcott Resolution Life and Annuity Insurance Company ("Talcott Resolution") to co-insure the obligations of Union Security under the variable annuity Contracts and to provide administration for the Contracts. Talcott Resolution was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Talcott Resolution's offices are located at 1 Griffin Road North, Windsor, Connecticut 06095-1525. Talcott Resolution is ultimately controlled by Henry Cornell, David I. Schamis, and Robert E. Diamond.
The Separate Account
The Sub-Accounts are part of Talcott Resolution Life and Annuity Insurance Company Separate Account Seven, a segregated asset account of Talcott Resolution. The Separate Account was registered as a unit investment trust under the 1940 Act on April 1, 1999. The Separate Account meets the definition of “separate account” under federal securities laws. The Separate Account holds only assets for variable annuity contracts.
The Separate Account:
• is credited with income, gains and losses credited to, or charged against, the Separate Account that reflect the Separate Account's own investment experience and not the investment experience of our other assets, including our General Account or our other separate accounts; and
• may not be used to pay any of our liabilities other than those arising from the Contracts and other variable annuities supported by the Separate Account.
Talcott Resolution is obligated to pay all amounts guaranteed to investors under the Contract. We do not guarantee the investment results of any Separate Account.
The Funds

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AIM Variable Insurance Funds
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund - Class I	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index (the “S&P 500”).	BlackRock Advisors, LLC
Hartford HLS Series Fund II, Inc.

Hartford Small Cap Growth HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Series Fund, Inc.
Hartford Balanced HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Capital Appreciation HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IA	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford MidCap HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Stock HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Total Return Bond HLS Fund - Class IA	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**	In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the Funds' prospectus, and the Funds' Statement of Additional Information which may be ordered from us. The Funds' prospectus should be read in conjunction with this Prospectus before investing.
The Funds may not be available in all states.
Mixed and Shared Funding — Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds' prospectus.
Certain underlying Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to the affected Funds. See "Federal Tax Considerations" for more information.
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:

•notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted;
•send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract;
•arrange for the handling and tallying of proxies received from Owners;
•vote all Fund shares attributable to your Contract according to timely instructions received from you, and
•vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely voting instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Sub-Accounts. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Administrative and Distribution Services — Union Security has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Union Security or its agents, provide administrative and distribution related services and the Funds pay fees that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees under a distribution and/or servicing plan adopted by a Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.
Fees We Receive from Funds and related parties — We receive substantial and varying administrative service payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. We consider revenue sharing payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Contract. We collect these payments and fees under agreements between us and a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. We expect to make a profit on these fees.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.
As of December 31, 2020, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities): AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services, Inc, Federated Securities Corp, Hartford HLS Funds, Invesco Advisors Inc., MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Nationwide Fund Distributors LLC, Nationwide Fund Advisors, Neuberger Berman Management Inc, Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Van Eck Securities Corp; Van Eck Fund, Inc; Van Eck World Wide Investment Trust Funds, LLC, Voya Investment Management, and Wells Fargo Variable Trust.
Not all Fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount of fees we collect may be greater or smaller based on the Funds you select. Revenue sharing and Rule 12b-1 fees did not exceed 0.25% in 2020, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect $75 from that fund). We will endeavor to update this listing annually and interim arrangements may not be reflected. For the fiscal year ended December 31, 2020, revenue sharing and Rule 12b-1 fees did not exceed $1.4 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.
Fixed Accumulation Feature
Important Information You Should Know: The Fixed Accumulation Feature is not registered under the 1933 Act and the Fixed Accumulation Feature is not registered as an investment company under the 1940 Act. The Fixed Accumulation Feature or any of its interests are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act. The following disclosure about the Fixed Accumulation Feature may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures. The Fixed Accumulation Feature is not offered in all Contracts and is not available in all states.
Premium Payments and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. Premium Payments and Contract Values allocated to the Fixed Accumulation Feature are available to our general creditors. The maximum allowed to be invested in the Fixed Accumulation Feature is $500,000. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in the General Account.
We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a minimum rate that meets your State’s minimum non-forfeiture requirements. Non-forfeiture rate vary from state to state. We reserve the right to prospectively declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Accumulation Feature. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. If you are invested in the Fixed Accumulation Feature, we send you notice of the Fixed Accumulation Feature credited rate annually. There is no specific formula for determining interest rates and no assurances are offered as to future rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments, regulatory and tax requirements, and competitive factors.
We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a “first-in first-out” basis.
Important: Any interest credited to amounts you allocate to the Fixed Accumulation Feature in excess of 3% per year will be determined at our sole discretion. You assume the risk that interest credited to the Fixed Accumulation Feature may not exceed the minimum guarantee of 3% for any given year.
From time to time, we may credit increased interest rates under certain programs established in our sole discretion.
Dollar Cost Averaging Plus ("DCA Plus") Programs — You may enroll in one or more special pre-authorized transfer programs known as our DCA Plus Programs (the "Programs"). Under these Programs, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into a Program (we may allow a lower minimum Premium Payment for qualified plan transfers or rollovers, including IRAs) and pre-authorized transfers from our Fixed Accumulation Feature to any of the Sub-Accounts under either a 6-month Transfer Program or 12-month Transfer Program subject to Program rules. The 6-month Transfer Program and 12-month Transfer Program will generally have different crediting rates. Under the 6-month Transfer Program, the interest rate can accrue up to six months and all Premium Payments and accrued interest must be transferred from the Program to the selected Sub-Accounts in 3 to 6 months. Under the 12-month Transfer Program, the interest rate can accrue up to twelve months and all Premium Payments and accrued interest must be transferred from the Program to the selected Sub-Accounts in 7 to 12 months. This will be accomplished by monthly transfers for the period selected and with the final transfer of the entire amount remaining in the Program.
The pre-authorized transfers will be within 15 days of receipt of the Program payment provided we receive complete enrollment instructions. If we do not receive complete enrollment instructions within 15 days of receipt of the initial Program payment, he Program will be voided and the entire balance in the Program will be transferred to the Sub-Accounts designated by you. If you do not designate a Sub-Account, we will return your Program payment to you for further instruction. If your Program payment is less than the required minimum amount, we will apply it to your Contract according to your instructions on record for a subsequent Premium Payment.
Under the DCA Plus Programs, the credited interest rate is not earned on the full amount of your Premium Payment for the entire length of the Program. This is because the Program transfers to the Sub-Accounts decrease the amount of your Premium Payment remaining in the Program.
All Program payments, including any subsequent Premium Payment, must meet the Program minimum. Any subsequent Program payments we receive during an active Program transfer period which are received during the same interest rate effective period will be credited to the current Program. Any subsequent Program payments we receive during an active Program transfer period which are received during a different interest rate effective period will be used to start a new

Program. That Program will be credited with the interest rate in effect on the date we start the new Program. Unless you send us different instructions, the new Program will be the same length of time as your current Program and will allocate the subsequent Program payments to the same Sub-Accounts.
The DCA Plus Program may credit a higher interest rate, but it does not ensure a profit or protect you against a loss in declining markets.
We may limit the total number of DCA Programs and DCA Plus Programs to five programs open at any one time.
We determine, in our sole discretion, the interest rates credited to the Program. These interest rates may vary depending on the Contract you purchased. Please consult your Investment Professional to determine the interest rate for your Program.
You may elect to terminate the transfers by calling or writing us of your intent to cancel enrollment in the Program. Upon cancellation, all the amounts remaining in the Program will be immediately transferred to the Sub-Accounts you selected for the Program unless you provide us with different instructions.
We may discontinue, modify or amend the Programs or any other interest rate program we establish. Any change to a Program will not affect Contract Owners currently enrolled in the Program.
If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait six months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.
The Contract
Purchases and Contract Value
What types of Contracts are available?
The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:
•  Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;
•  Individual Retirement Annuities adopted according to Section 408 of the Code;
•  Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and
•  Certain eligible deferred compensation plans as defined in Section 457 of the Code.
We will no longer accept additional Premium Payments into any individual annuity contract funded through a 403(b) plan.
The examples above represent Qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as Non-Qualified Contracts.
If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.
How do I purchase a Contract?
This Contract is no longer available for new sales.
Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.
Premium Payments may not exceed $1 million without our prior approval. We reserve the right to impose special conditions on anyone who seeks our approval to exceed this limit.
You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf. Optional riders are subject to additional maximum issue age restrictions.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state.
How are Premium Payments applied to my Contract?
Your initial Premium Payment will be invested within two Valuation Days of our receipt of both a properly completed application order request and the Premium Payment. If we receive your subsequent Premium Payment before the close of the New York Stock Exchange, it will be priced on the same Valuation Day. If we receive your Premium Payment after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions on record. We will send you a confirmation when we invest your Premium Payment.
If the request or other information accompanying the initial Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days (from the Valuation Day that we actually receive your initial Premium Payment at our Administrative Office together with the Premium Payment) while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.
Can I cancel my Contract after I purchase it?
If, for any reason, you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.
Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Date we receive your request to cancel and will refund any sales or contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.
How is the value of my Contract calculated before the Annuity Commencement Date?
The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day your Contract Value reflects the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.
When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of an Account, settling a Death Benefit claim or by annuitizing your Contract.
To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:
•      The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day divided by
•      The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by
•      The daily expense factor for the mortality and expense risk charge adjusted for the number of days in the period, and any other applicable charges.
We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.
Can I transfer from one Sub-Account to another?
You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it received is in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.
What Happens When I Request a Sub-Account Transfer?
Many Contract Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Contract Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Contract Owners' "transfer-in" requests.
Many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
If we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on My Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer;" however, you cannot transfer the same Contract Value more than once a Valuation Day.
Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account	No
Second, you are allowed to submit a total of 20 Sub-Account transfers each Contract Year (the "Transfer Rule") by U.S. Mail, Voice Response Unit, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company-sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you.
Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.

We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund's trading policy. Please refer to each Fund's prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.
In certain circumstances, fund trading policies do not apply or may be limited. For instance:
•      Certain types of financial intermediaries may not be required to provide us with shareholder information.
•      "Excepted funds" such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.
•      A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.
•      Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company- sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.
Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,
•      Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.
•      Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.
•      These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.
•      In some cases, we were unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds ("Participants") or enforce the Transfer Rule because we do not keep Participants' account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.
How am I affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Power of Attorney — You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions from your designated third party, subject to any transfer restrictions in place, until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.

Fixed Accumulation Feature Transfers — During each Contract Year during the Accumulation Period, you may make a transfer out of the Fixed Accumulation Feature to Sub-Accounts. All transfer allocations must be in whole numbers (e.g., 1%). You may transfer 50% of your total amount in the Fixed Accumulation Feature, unless the balance is less than $1,000, then you may transfer the entire amount. These transfer limits do not include transfers done through Dollar Cost Averaging or the DCA Plus Program.
Fixed Accumulation Feature Transfer Restrictions — We reserve the right to defer transfers from the Fixed Accumulation Feature for up to 6 months from the date of your request. After any transfer, you must wait six months before moving Sub-Account Values back to the Fixed Accumulation Feature. After the Annuity Commencement Date, you may not make transfers from the Fixed Account Feature.
Charges and Fees
The following charges and fees are associated with the Contract:
The Contingent Deferred Sales Charge
No sales charge is collected or deducted  at the time net Premium Payments  are applied  under a Contract. A surrender charge  will be assessed on certain total or partial Surrenders. The  amounts obtained from the Surrender charge will  be used  to  partially  defray expenses  incurred  in  the sale  of  the Contracts, including commissions and other promotional or distribution expenses  associated with  the marketing of the Contracts, and costs associated with the printing and distribution of prospectuses and sales material.

The CDSC is a percentage of the amount Surrendered and is equal to:

Number of years from Premium Payment	Contingent Deferred Sales Charge
0-1	5%
2	5%
3	5%
4	5%
5	5%
6 or more	0%
The following Surrenders are NOT subject to a CDSC:
•      Annual Withdrawal Amount — In  any Contract year, you may take partial Surrenders up to 10% of the Premium Payments received by us less than five year prior to the Surrender date (whether or not the Premium Payments have been previously Surrendered);
•       Surrenders made from Premium Payments invested for more than five years — After Premium Payments received by us more than five years prior to the Surrender date and that have not been previously Surrendered may be withdrawn from the Contract without a CDSC.
Premium  Payments not subject to a surrender  charge are deemed to be withdrawn first. If all Premium Payments have been withdrawn, the remaining earnings  can be withdrawn without a Surrender charge. That is, Surrender charges do not apply to Contract earnings. For this purpose, it is assumed that all Premium Payments are  withdrawn before earnings are withdrawn.  (For federal income tax purposes, however, certain partial Surrenders will be deemed to come first from  earnings. See "Federal Tax Considerations.” These amounts are different for group unallocated Contracts and Contracts issued to a Charitable Remainder Trust.
Order of Surrenders:
(1)    Any Premium Payments received by us more than five years prior to the Surrender date and that have not been previously surrendered;
(2)     Any Premium Payments received by us less than five years prior to the Surrender date that have not been previously surrendered;
(3)    Any earnings derived from the current value of Premium Payments minus the original value of the Premium Payment.
Under the following situations, the CDSC is WAIVED:
•        Upon eligible confinement as described in the Waiver of Sales Charge Rider — We will waive any CDSC applicable to a partial or full Surrender if you, the joint owner or the Annuitant, is confined for at least 60 calendar days to a: (a) facility recognized as a general hospital by the proper authority of the state in which it is located; or (b) facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or (c) facility certified as a hospital or long-term care facility; or (d) nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day. If you, the joint owner or the Annuitant is confined when you purchase the

Contract, this waiver is not available. For it to apply, you must: (a) have owned the Contract continuously since it was issued, (b) provide written proof of confinement satisfactory to us, and (c) request the Surrender within 60 calendar days of the last day of confinement. This waiver may not be available in all states. This waiver is also not available for confinements due to substance abuse or mental disorders without a demonstrable organic disease. Please contact your investment professional or us to determine if it is available for you.
•       For RMDs — This allows Annuitants who are subject to RMDs, with a Contract held under an Individual Retirement Account or 403(b) plan, to Surrender an amount equal to the RMD for the Contract without a CDSC. All requests for RMDs must be in writing.
•      On or after the Annuitant's 110th birthday.
The following situations are NOT subject to a CDSC:
•       Upon death of the Annuitant or Contract Owner — No CDSC will be deducted if the Annuitant or Contract Owner dies.
•       Upon Annuitization — The CDSC is not deducted when you annuitize the Contract. We will charge a CDSC if the Contract is fully Surrendered during the CDSC period under an Annuity Payout Option which allows Surrenders.
•       For substantially equal periodic payments — We will waive the CDSC if you take part in a program for partial Surrenders where you receive a scheduled series of substantially equal periodic payments. Payments under this program must be made at least annually for your life (or your life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary.
•      Upon cancellation during the Right to Cancel Period.
Mortality and Expense Risk Charge
For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate of 1.25% of Sub-Account Value. The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:
•      Mortality Risk — There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
     During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
    Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.
•       Expense Risk — We also bear an expense risk that the CDSCs and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.
Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.
Administrative Charge
This is a charge for the administration of the Contract. This is an administrative fee equal to an annual charge of 0.10% of the Contract Values held in the Separate Account.
Annual Maintenance Fee
The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual $30 charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $25,000. The charge is deducted proportionately from each Account in which you are invested.
When is the Annual Maintenance Fee Waived?
We will waive the Annual Maintenance Fee if your Contract Value is $25,000 or more on your Contract Anniversary or when you fully Surrender your Contract. We reserve the right to waive the Annual Maintenance Fee under certain other conditions.
Premium Taxes
We deduct Premium Taxes, imposed on us, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality.and currently ranges from 0% – 3.5%.

Charges Against the Funds
The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Fund prospectuses.
Other disclosure specific to Invesco V.I. Government Money Market Fund
The Invesco V.I. Government Money Market Fund uses the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions or exchanges. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the 1940 Act. Further detail regarding these changes is set forth in the Fund's prospectus. We may postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions in compliance with rules of the SEC or an order of the SEC.
Death Benefit
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Contract Owner or Annuitant dies before we begin to make Annuity Payouts. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us.
Until we receive proof of death and the completed instructions from the Beneficiary, the Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account for each Beneficiary's portion of the proceeds.
The Death Benefit is the greatest of:
•  The total Premium Payments you have made to us minus adjustments for partial Surrenders; or
•  The Contract Value of your Contract; or
•  The highest Anniversary Value before the earlier of the decedent's death or the Contract Owner's age 75.
Adjustments for partial Surrenders to total Premium Payments are calculated by:
•  Taking the amount of the partial Surrender and
•  Dividing that amount by the Contract Value immediately prior to the partial Surrender and
•  Multiplying that amount by all prior Premium Payments minus prior adjustments for partial Surrenders.
Adjustments for partial Surrenders to the highest Anniversary Value are calculated by:
•  Taking the amount of the partial Surrender and
•  Dividing that amount by the Contract Value immediately prior to the partial Surrender and
•  Multiplying that amount by an amount equal to the Contract Value on the highest Anniversary Value, plus Premium Payments made since that Anniversary, minus adjustments for partial Surrenders since that Anniversary.
How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us. On the date we receive proof of death and complete instructions from the Beneficiary, we will compute the Death Benefit to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.
If the Death Benefit is $50,000 or more, the Beneficiary may elect to have their Death Benefit paid through our "Talcott Resolution Pathways Program" (formerly "Safe Haven"). Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by the Federal deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to the Talcott Resolution Pathways Program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the Fixed Accumulation Feature and is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death benefit amount to the General account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Talcott Resolution Pathways Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for the program, we earn investment income from the proceeds. The Investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect, under the Annuity Proceeds Settlement Option, "Death Benefit Remaining with the Company", to leave proceeds from the Death Benefit with us for up to five years from the date of death if the death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal document acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders.
The Beneficiary of a non-qualified Contract or IRA may also elect the "Single Life Expectancy Only" option. This option allows the Beneficiary to take the Death Benefit invested in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.
There is a limit on the amount of the Death Benefit that we will pay that is in excess of the Contract Value. The excess payable by us upon the death of any one person on all annuity policies issued by Union Security will not be more than $500,000. If there are multiple annuity contracts providing a Death Benefit upon the death of an individual and the other contracts do not contain a similar limitation, the reduction of the death benefit by the amount of any such excess over $500,000 will be subtracted entirely from the death benefit payable under the Contract offered by this prospectus. If there are multiple contracts and the other contracts do contain a similar limitation, the death benefit on all of such contracts will be reduced, each being reduced by a proportionate amount of any such excess.
Required Distributions — If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death, or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.
If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.
If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.
What should the Beneficiary consider?
Alternatives to the Required Distributions — The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.
Spousal Contract Continuation — If the Contract Owner dies and the Beneficiary is the Contract Owner's spouse, the Beneficiary may elect to continue the Contract as the Contract Owner, receive the death benefit in one lump sum payment or elect an Annuity Payout Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Any Surrenders by the spouse will be subject to the same CDSC applicable to the original Contract Owner. Spousal Contract Continuation will only apply one time for each Contract.
Surrenders
What kinds of Surrenders are available?
Full Surrenders before the Annuity Commencement Date — When you Surrender your Contract before the Annuity Commencement Date and while the Annuitant is living, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable CDSC and Premium Taxes. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
Partial Surrenders before the Annuity Commencement Date — You may request a partial Surrender of Contract Value at any time before the Annuity Commencement Date and while the Annuitant is living. There are two restrictions:
•  The partial Surrender amount must be at least equal to $500, our current minimum for partial Surrenders, and
•  The Contract must have a minimum Contract Value of $1,000 after the Surrender. We reserve the right to close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender. The minimum Contract Value in Texas must be $1,000 after the Surrender with no Premium Payments made during the prior two Contract Years.
Both full and partial Surrenders are taken proportionally from the Sub-Accounts and the Fixed Accumulation Feature.
Does the Invesco V.I. Government Money Market Fund impose a fee or gate for redemption?
The Invesco V.I. Government Money Market Fund uses the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions or exchanges.

The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the 1940 Act. Further detail regarding these changes is set forth in the Fund's prospectus. We may postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions in compliance with rules of the SEC or an order of the SEC.
How do I request a Surrender?
Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement, or (d) the SEC determines that an emergency exists to restrict valuation.
Written Requests — To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:
•  the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,
•  your tax withholding amount or percentage, if any, and
•  your mailing address.
You may submit this form via mail or fax.
If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.
Telephone Requests — To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program; or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders, please call us with any questions.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. We may modify the requirements for telephone redemptions at any time.
Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.
Completing a Power of Attorney form for another person to act on your behalf may prevent you from making Surrenders via telephone.
What should be considered about taxes?
There are certain tax consequences associated with Surrenders:
Prior to age 591/2 — If you make a Surrender prior to age 591/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 591/2 may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. To determine whether a Surrender is permissible, with or without federal income tax penalty, please consult your personal tax adviser.
More than one Contract issued in the same calendar year — If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.
Internal Revenue Code section 403(b) annuities — As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 591/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 591/2). Distributions prior to age 591/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.
We no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.
We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see the "Federal Tax Considerations" section for more information.
Annuity Payouts
This section describes what happens when we begin to make regular Annuity Payouts from your Contract. You, as the Contract Owner, should answer four questions:
•  When do you want Annuity Payouts to begin?

•  Which Annuity Payout Option do you want to use?
•  How often do you want to receive Annuity Payouts?
•  What is the Assumed Investment Return?
•  Do you want Annuity Payouts to be fixed or variable or a combination?
Please check with your investment professional to select the Annuity Payout Option that best meets your income needs.
1. When do you want Annuity Payouts to begin?
You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 110th birthday unless you elect a later date to begin receiving payments, subject to the laws and regulations then in effect and our approval. The date you select may have tax consequences, so please check with a qualified tax advisor. You cannot begin to take Annuity Payouts until the end of the 2nd Contract Year. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.
The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
2. Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.
Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.
Life Annuity With Payments Guaranteed for 10 or 20 Years
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select either 10 or 20 years. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years.If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
Joint and Full Survivor Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts to the other Annuitant until that second Annuitant dies.
We may offer other Annuity Payout Options.
•  You cannot Surrender your Contract once Annuity Payouts begin.
•  For Qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
•  Automatic Annuity Payouts — If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.
3. How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:
•  monthly,
•  quarterly,
•  semiannually, or
•  annually.
Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity

Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.
What is the Assumed Investment Return?
The Assumed Investment Return ("AIR") is the investment return before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds. The AIR for this Contract is 3%.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout Option is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout Option is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout Option is lower than the first.
Level variable dollar Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR.
4. Do you want fixed dollar amount or variable dollar amount Annuity Payouts or a combination of both?
You may choose an Annuity Payout Option with fixed dollar amounts, variable dollar amounts or a combination depending on your income needs.
Fixed Dollar Amount Annuity Payouts — Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payout. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed dollar amount Annuity Payout Option tables in your Contract.
Variable Dollar Amount Annuity Payouts — A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:
•  the Annuity Payout Option chosen,
•  the Annuitant's attained age and gender (if applicable),
•  the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table and,
•  the Assumed Investment Return.
The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of:
•  Annuity Units for each Sub-Account multiplied by Annuity Unit Value for each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor for a 3% AIR is 0.999919%.
Combination Annuity Payouts — You may choose to receive a combination of fixed dollar amount and variable dollar amount annuity payouts as long as they total 100% of your Annuity Payout. For example, you may choose to receive 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.
Transfer of Annuity Units — After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Accounts must comply with our Sub-Account transfer restriction policies. For more infomation on Sub-Account restrictions, please see the sub-section entitled "Can I transfer from one Sub-Account to another?" under the section entitled "The Contract."
Other Programs Available
We may discontinue, modify or amend any of these Programs or any other programs we establish. Any changes to a Program will not affect Contract Owners currently enrolled in the Program. If you are enrolled in any of these programs while a Fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Contract Value invested in such underlying Fund will be transferred automatically to the designated surviving Fund in the case of mergers and any available Money Market Fund in the case of Fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving Fund or a Money Market Fund for any continued and future investments.
InvestEase® — InvestEase, which was formerly called "PAC," is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract excluding the DCA Plus Programs.
Automatic Income Program — The Automatic Income Program allows you to Surrender a percentage of your total Premium Payments each Contract Year. You can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. Please see Federal Tax Considerations and Appendix I for more information regarding the tax consequences associated with your Contract.
Asset Rebalancing — In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time.
Dollar Cost Averaging Programs — We currently offer two different types of Dollar Cost Averaging Programs in addition to the DCA Plus Program. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from the Fixed Accumulation Feature or any Fund into a different Fund. The Earnings/Interest DCA Program allows you to regularly transfer the interest from the Fixed Accumulation Feature or the earnings from one Fund into a different Fund. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment.
Other Program considerations
•      You may terminate your enrollment in any Program (other than Dollar Cost Averaging Programs) at any time.
•      We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:
•      any Fund is merged or substituted into another Fund — then your allocations will be directed to the surviving Fund;
•      any Fund is liquidated — then your allocations will be directed to any available money market Fund.
    You may always provide us with updated instructions following any of these events.
•      Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.
•      If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.
•      We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you.
•      These Programs may be adversely affected by Fund trading policies.
Other Information
Assignment — A Non-Qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a Non-Qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract.
A Qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law.
Contract Modification — The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will effect the method by which Contract Values are determined.

How Contracts Are Sold — Talcott Resolution Distribution Company, Inc. ("TDC") serves as principal underwriter for the contracts. HSD is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address is One Griffin Road North, Windsor, CT 06095-1512.
Contracts will be sold by individuals who have been appointed by us as insurance agents and who are investment professionals of broker-dealers that have entered into selling agreements with TDC. We generally bear the expenses of providing services pursuant to Contracts, including the payment of expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature (provided, however, we may offset some or all of these expenses by, among other things, administrative service fees received from Fund complexes).
Commissions — We pay compensation to broker-dealers, financial institutions and other affiliated broker-dealers ("Financial Intermediaries") for the sale of the Contracts according to selling agreements with Financial Intermediaries. Affiliated broker-dealers also employ wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value. Your investment professional may be compensated on a fee for services and/or commission basis.
We pay an up-front commission of up to 7% of your Contract Value at the time of sale to the Financial Intermediary that your investment professional is associated with. Your investment professional's Financial Intermediary may also receive on-going or trail commissions of generally not more than 1% of your Contract Value. Investment professionals may have multiple options on how they wish to allocate their commissions and/or compensation. Compensation paid to your investment professional may also vary depending on the particular arrangements between your investment professional and their Financial Intermediary. We are not involved in determining your investment professional's compensation. You are encouraged to ask your investment professional about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with this transaction.
Additional Payments — In addition to commissions and any Rule 12b-1 fees, we or our affiliates pay significant additional compensation ("Additional Payments") to some Financial Intermediaries (who may or may not be affiliates), in connection with the promotion, sale and distribution of our variable annuities. Additional Payments are generally based on average net assets (or on aged assets) of the Contracts attributable to a particular Financial Intermediary; on sales of the Contracts attributable to a particular Financial Intermediary and/or on reimbursement of sales expenses. Additional Payments may take the form of, among other things: (1) sponsorship of due diligence meetings to educate Financial Intermediaries about our variable products; (2) payments for providing training and information relating to our variable products; (3) expense allowances and reimbursements; (3) override payments and bonuses; (4) personnel education or training; (5) marketing support fees (or allowances) for providing assistance in promoting the sale of our variable products; and/or (6) shareholder services, including sub-accounting and the preparation of account statements and other communications.
We are among several insurance companies that pay Additional Payments to certain Financial Intermediaries to receive "preferred" or recommended status. These privileges include our ability to gain additional or special access to sales staff, provide and/or attend training and other conferences; placement of our products on customer lists ("shelf-space arrangements"); and otherwise improve sales by featuring our products over others. We also may pay Additional Payments to certain key Financial Intermediaries based on assets under management.
Consistent with FINRA Conduct Rules, we provide cash and non-cash compensation in the form of: (1) occasional meals and entertainment; (2) occasional tickets to sporting events; (3) nominal gifts (not to exceed $100 annually); (4) sponsorship of sales contests and/or promotions in which participants receive prizes such as travel awards, merchandise and recognition; (5) sponsorship of training and educational events; and/or (6) due diligence meetings. In addition to FINRA rules governing limitations on these payments, we also follow our guidelines and those of Financial Intermediaries which may be more restrictive than FINRA rules.
Additional Payments create a potential conflict of interest in the form of an additional financial incentive to the investment professional and Financial Intermediary to recommend the purchase of this Contract over another variable annuity or another investment option. During 2020, we made Additional Payments (excluding Marketing Expense Allowances) to the following Financial Intermediaries:
AIG Advisors Group, Inc. (FSC Securities Corporation, Royal Alliance Associates, Inc., Sagepoint Financial, Inc.) and Woodbury Financial Services, Inc.
Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their investment professional is or should be included in any such listing.
For the fiscal year ended December 31, 2020, Additional Payments did not in the aggregate exceed approximately $301,000.

Experts
The financial statements of Union Security Insurance Company as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 included in this registration statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Legal Proceedings
The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff and may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations. Although the Company cannot predict the outcome of any litigation, regulatory examination or investigation, it is possible that the outcome of such matters could have a material adverse effect on the Company's results of operations or cash flows for an individual reporting period. However, based on currently available information, management does not believe that any pending matter is likely to have a material adverse effect individually or in the aggregate, on the Company's financial condition.
More Information
You may call your investment professional if you have any questions or call us at 1-800-862-6668 or write us at the address below:
Talcott Resolution Life and Annuity Insurance Company
PO Box 14293
Lexington, KY 40512-4293
1-800-862-6668 (Contract Owners)

1-800-862-7155 (Investment Professionals)
Financial Statements
You can find financial statements of the Separate Account and Union Security in the SAI. To receive a copy of the SAI free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.
As of May 1, 2009, Union Security has relied on the exemption provided by Rule 12h-7 under the Exchange Act, and accordingly does not intend to file these reports, or other reports under the Exchange Act.
Cybersecurity and Disruptions to Business Operations
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters, including public health crises (such as COVID-19), terrorist acts, and other severe events that could adversely affect our ability to conduct our business operations. While we have adopted a business continuity plan and taken precautions, we cannot assure you that such events will not result in short- or long-term interruptions to our business operations, particularly if such events affect our computer systems or result in a significant number of our employees becoming unavailable. Interruptions to our business operations may interfere with our ability to effectively administer the Contract, including our ability to process orders and calculate Contract Value. Our third-party service providers and other third-parties related to our business (such as financial intermediaries or, in the case of our variable products, underlying funds) are subject to similar risks, risks of political instability, and disruptions to their business operations may cause interruptions to our own business operations. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of Contract-related transactions, including orders from Contract owners.

The impact of the outbreak and continuing spread of the novel coronavirus ("COVID-19") and the related disruption to the worldwide economy are affecting companies across all industries.  Worldwide health emergency measures to combat the spread of the virus have caused severe disruption resulting in an economic slowdown.  The duration and impact of the COVID-19 public health crises on the financial markets, overall economy and our operations are uncertain, as is the efficacy of government and central bank interventions.  Additionally, we are unable to determine what, if any, actions our regulators may take in response to the COVID-19 public health crises and its impact on financial markets and our operations. At this time, the Company is not able to reliably estimate the length and severity of the COVID-19 public health crises and, as such, cannot quantify its impact on the financial results, liquidity and capital resources of the Company and its operations in future periods.
Federal Tax Considerations
A.    Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See “Nonresident Aliens and Foreign Entities” below regarding annuity purchases by, or payments to, non-U.S. Persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, account or legal advice concerning your situation.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation. Although some sections below discuss certain tax considerations in connection with contract loans, this is provided as general information only.  Please refer to your contract to determine if your contract contains a loan provision.
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. you should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if you find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL

PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B.    Taxation of the Company and the Separate Account
The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C.    Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1.    Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:
•A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),
•A contract acquired by the estate of a decedent by reason of such decedent’s death,
•Certain contracts acquired with respect to tax-qualified retirement arrangements,
•Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or
•A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.
A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2.    Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon exceeding certain income thresholds.
a.    Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).
i.When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.
ii.To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.
iii.Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.
b.    Amounts Not Received as an Annuity
i.To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”
ii.Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”
iii.Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).
iv.The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.
v.In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.
vi.In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.
c.    Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d.    10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.
i.If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.
ii.The 10% penalty tax will not apply to the following distributions:
1.Distributions made on or after the date the recipient has attained the age of 59½.
2.Distributions made on or after the death of the holder or, where the holder is not an individual, the death of the primary annuitant.
3.Distributions attributable to a recipient becoming disabled.
4.A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).
5.Distributions made under certain annuities issued in connection with structured settlement agreements.
6.Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).
7.Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
e.    Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.
f.    Required Distributions
i.Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:
1.If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;
2.If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and
3.If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.
ii.Alternative Election to Satisfy Distribution Requirements
If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.
iii.Spouse Beneficiary
If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.
iv.Civil Union or Domestic Partner
Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.
g.    Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h.    Partial Exchanges.
The owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). The IRS in Revenue Procedure 2011-38, indicated that a partial exchange made on or after October 24, 2011 will be treated as a tax-free exchange under Code Section 1035 if there is no distribution from or surrender of, either contract involved in the exchange within 180 days of such exchange. Amounts received as annuity payments for a period of at least 10 years on one or more lives will not be treated as distributions for this purpose. If a transfer does not meet the 180-day test, the IRS will apply general tax rules to determine the substance and treatment of the transfer.
We advise you to consult with a qualified tax adviser as to the potential tax consequences before attempting any partial exchanges.
3.    Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:
•no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,
•no more than 70% is represented by any two investments,
•no more than 80% is represented by any three investments and
•no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds’ compliance with the terms and conditions contained in the PLR.

4.    Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
D.    Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:
1.Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.
2.Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary “election out” forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.
Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.
E.    General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F.    Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
G.    Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37½ or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendant) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H.    Tax Disclosure Obligations
In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2009-59. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by us, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.

Table of Contents to Statement of Additional Information

General Information
Safekeeping of Assets
Experts
Independent Registered Public Accounting Firm
Services
Non-Participating
Misstatement of Age or Sex
Principal Underwriter
Performance Related Information
Total Return for all Sub-Accounts
Yield for Sub-Accounts
Money Market Sub-Accounts
Additional Materials
Performance Comparisons
Financial Statements

Appendix I — Information Regarding Tax-Qualified Retirement Plans
IMPORTANT INFORMATION REGARDING 2020 REQUIRED MINIMUM DISTRIBUTIONS:  On March 27, 2020 The Coronavirus Aid Relief and Economic Security (CARES) Act (the “Act”) became law.  The Act suspends, for 2020, Required Minimum Distribution (“RMD”) rules for most tax qualified retirement plans.  A more detailed discussion of the general RMD rules can be found below, but those rules are generally suspended for 2020.  The act also suspends RMDs for beneficiaries in 2020.
If you are enrolled in the automatic RMD program, we will continue to calculate your RMD for 2020 and will make that payment to you, unless you instruct us to do otherwise.
We recommend that you discuss the Act and your options with your investment advisor or tax professional.
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1.    Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
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a.    Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to take required minimum distributions (“RMDs”), as described below, may result in imposition of a 50% additional tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59½ or dies is subject to a 10% additional tax on premature distributions, unless a special exception applies. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
b.    SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c.    SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% additional tax for failure to make a full RMD, and to the 10% additional tax on premature distributions, as described below. In addition, the 10% additional tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.
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d.    Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed in accordance with rules similar to those of a Traditional IRA. Prior to January 1, 2018, the Owner of a Traditional IRA or other qualified plan assets could recharacterize a Traditional IRA into a Roth IRA under certain circumstances. Effective January 1, 2018, a Traditional IRA or other qualified plan cannot be recharacterized as a Roth IRA. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2.    Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3.    Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:
a.after the employee reaches age 59½;
b.upon the employee’s separation from service;
c.upon the employee’s death or disability;
d.in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or
e.as a qualified reservist distribution upon certain calls to active duty.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the
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Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4.    Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount ($19,500 for 2021). The Plan may provide for additional “catch-up” contributions . In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70½, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
5.    Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, additional taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly,
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you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
6.    Additional Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal additional taxes not just on premature distributions, but also on excess contributions and failures to take required minimum distributions (“RMDs”). Additional taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The additional taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.
a.    Additional Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59½. However, this 10% additional tax does not apply to a distribution that is either:
(i)made to a beneficiary (or to the employee’s estate) on or after the employee’s death;
(ii)attributable to the employee’s becoming disabled under Code Section 72(m)(7);
(iii)part of a series of substantially equal periodic payments (not less frequently than annually - “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;
(iv)(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);
(v)(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);
(vi)not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;
(vii)certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;
(viii)for the birth or adoption of a child under Code Section 72(t)(2)(H);
(ix)made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or
(x)made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% additional tax does not apply to a distribution from an IRA that is either:
(xi)made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;
(xii)not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or
(xiii)for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
If the taxpayer avoids this 10% additional tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% additional tax will be applied retroactively to all the prior periodic payments (i.e., additional tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% additional tax rate is increased to 25%.
b.    RMDs and 50% Additional Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (“RMD”) for the year, the participant is subject to a 50% additional tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:
(i)the calendar year in which the individual attains:
(a) Age 70½ for participants born before July 1, 1949
(b) Age 72 for participants born on or after July 1, 1949, or
(ii)    Except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over the life of
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such employee or over the lives of such employee and a designated beneficiary (as specified in the Code) or over a period not extending beyond the life expectancy of such employee or the life expectancy of such employee and a designated beneficiary.
Different rules apply to beneficiaries if an individual died prior to 2020 or in 2020 and subsequent years.
(i)    Individuals who died prior to 2020
(a)    If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 70½.
(b)    If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
(ii)    Individuals who die in 2020 and subsequent years
(a)    For eligible designated beneficiaries as defined in Code Section 401(a)(9)(E)(ii), the RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 72.
(b)     For all other beneficiaries the individual’s entire interest generally must be distributed by the end of the calendar year containing the tenth anniversary of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% additional tax for RMDs if such additional RMD amount is not timely distributed.
7.    Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under-estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
8.    Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount
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from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable additional tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either -
a.an RMD amount;
b.one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or
c.any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution additional tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “NonRoth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a “conversion” of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% additional tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
APP I -7

Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.

APP I -8

Appendix II — Accumulation Unit Values
(For an Accumulation Unit outstanding throughout the period)
The following information should be read in conjunction with the financial statements for the Separate Account included in the SAI, which is incorporated by reference in this prospectus.

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
BlackRock S&P 500 Index V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$ 11.556	$ 8.918	$ 9.469	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Accumulation Unit Value at end of period	$ 13.481	$ 11.556	$ 8.918	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Number of Accumulation Units outstanding at end of period (in thousands)	2,937	3,275	3,575	—	—	—	—	—	—	—
Hartford Balanced HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$ 8.013	$ 6.614	$ 7.075	$ 6.204	$ 5.930	$ 6.000	$ 5.539	$ 4.633	$ 4.192	$ 4.171
Accumulation Unit Value at end of period	$ 8.824	$ 8.013	$ 6.614	$ 7.075	$ 6.204	$ 5.930	$ 6.000	$ 5.539	$ 4.633	$ 4.192
Number of Accumulation Units outstanding at end of period (in thousands)	5,581	6,198	7,105	7,948	8,913	10,240	11,550	13,185	14,613	16,820
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$ 4.893	$ 3.778	$ 4.115	$ 3.415	$ 3.281	$ 3.292	$ 3.109	$ 2.266	$ 1.941	$ 2.221
Accumulation Unit Value at end of period	$ 5.885	$ 4.893	$ 3.778	$ 4.115	$ 3.415	$ 3.281	$ 3.292	$ 3.109	$ 2.266	$ 1.941
Number of Accumulation Units outstanding at end of period (in thousands)	2,235	2,392	2,714	2,960	3,223	3,860	4,201	4,930	5,418	6,899
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$ 72.001	$ 54.413	$ 56.274	$ 46.785	$ 44.838	$ 42.540	$ 37.113	$ 27.696	$ 23.867	$ 23.916
Accumulation Unit Value at end of period	$ 83.851	$ 72.001	$ 54.413	$ 56.274	$ 46.785	$ 44.838	$ 42.540	$ 37.113	$ 27.696	$ 23.867
Number of Accumulation Units outstanding at end of period (in thousands)	3,986	458	526	601	678	768	848	956	1,086	1,239
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$ 3.936	$ 3.102	$ 3.321	$ 2.844	$ 2.509	$ 2.573	$ 2.309	$ 1.774	$ 1.583	$ 1.584
Accumulation Unit Value at end of period	$ 4.185	$ 3.936	$ 3.102	$ 3.321	$ 2.844	$ 2.509	$ 2.573	$ 2.309	$ 1.774	$ 1.583
Number of Accumulation Units outstanding at end of period (in thousands)	6,177	2,878	3,058	3,345	3,772	4,063	4,367	4,711	4,693	5,359
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$ 3.301	$ 2.647	$ 3.302	$ 2.672	$ 2.675	$ 2.661	$ 2.806	$ 2.340	$ 1.973	$ 2.325
Accumulation Unit Value at end of period	$ 3.923	$ 3.301	$ 2.647	$ 3.302	$ 2.672	$ 2.675	$ 2.661	$ 2.806	$ 2.340	$ 1.973
Number of Accumulation Units outstanding at end of period (in thousands)	4,854	5,522	6,418	6,944	7,944	8,924	9,712	10,850	12,250	14,369
APP II - 1

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Hartford MidCap HLS Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$ 10.000	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Accumulation Unit Value at end of period	$ 11.987	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Number of Accumulation Units outstanding at end of period (in thousands)	2,092	—	—	—	—	—	—	—	—	—
Hartford SmallCap Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$ 82.506	$ 61.575	$ 70.682	$ 59.665	$ 53.816	$ 54.848	$ 52.528	$ 36.751	$ 31.731	$ 31.711
Accumulation Unit Value at end of period	$ 108.423	$ 82.506	$ 61.575	$ 70.682	$ 59.665	$ 53.816	$ 54.848	$ 52.528	$ 36.751	$ 31.731
Number of Accumulation Units outstanding at end of period (in thousands)	433	493	551	624	707	808	895	1,011	1,125	1,296
Hartford Stock HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$ 3.788	$ 2.926	$ 2.970	$ 2.512	$ 2.370	$ 2.338	$ 2.129	$ 1.632	$ 1.446	$ 1.482
Accumulation Unit Value at end of period	$ 4.189	$ 3.788	$ 2.926	$ 2.970	$ 2.512	$ 2.370	$ 2.338	$ 2.129	$ 1.632	$ 1.446
Number of Accumulation Units outstanding at end of period (in thousands)	829	879	922	1,034	1,181	1,112	1,232	1,443	1,655	1,965
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$ 4.018	$ 3.680	$ 3.761	$ 3.625	$ 3.516	$ 3.585	$ 3.432	$ 3.526	$ 3.324	$ 3.149
Accumulation Unit Value at end of period	$ 4.322	$ 4.018	$ 3.680	$ 3.761	$ 3.625	$ 3.516	$ 3.585	$ 3.432	$ 3.526	$ 3.324
Number of Accumulation Units outstanding at end of period (in thousands)	5,532	4,197	4,531	5,170	5,662	6,256	6,997	8,110	9,615	10,537
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$ 1.701	$ 1.677	$ 1.674	$ 1.680	$ 1.686	$ 1.707	$ 1.728	$ 1.752	$ 1.776	$ 1.800
Accumulation Unit Value at end of period	$ 1.703	$ 1.701	$ 1.677	$ 1.674	$ 1.680	$ 1.686	$ 1.707	$ 1.728	$ 1.752	$ 1.776
Number of Accumulation Units outstanding at end of period (in thousands)	8,372	2,907	3,071	3,317	3,537	3,904	4,299	5,118	6,322	7,857
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$ 9.534	$ 9.483	$ 9.465	$ 9.540	$ 9.661	$ 9.791	$ 9.923	$ 9.984	$ -	$ -
Accumulation Unit Value at end of period	$ 9.433	$ 9.534	$ 9.483	$ 9.465	$ 9.540	$ 9.661	$ 9.791	$ 9.923	$ -	$ -
Number of Accumulation Units outstanding at end of period (in thousands)	362	189	357	342	369	249	178	39	—	—
(a) Inception date September 18, 2020.
APP II - 2

The Statement of Additional Information ("SAI") contains additional information about the Contract, us and the Separate Account, including financial statements. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. The SAI is not your personal Variable Annuity Quarterly Statement.
You may obtain a copy of the SAI, free of charge, by:
1)    mailing: Union Security, c/o Talcott Resolution, P. O. Box, 14293, Lexington, KY 40512-4293
2)    calling: 1-800-862-6668
3)    emailing: asccontactus@talcottresolution.com
You may also obtain reports and other information about the Separate Account on the SEC's website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Part B

Statement of Additional Information
Union Security Insurance Company
Variable Account D
Opportunity + Variable Annuity
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus.
To obtain a Prospectus, send a written request to Union Security Insurance Company c/o Talcott Resolution Life and Annuity Insurance Company Individual Annuities, P. O. Box 14293, Lexington, KY 40512-4293.
Date of Prospectus: May 3, 2021
Date of Statement of Additional Information: May 3, 2021

General Information
Safekeeping of Assets
Union Security holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Union Security's general corporate assets. Records are maintained by Talcott Resolution Distribution Company, Inc. ("TDC") of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Experts
The financial statements of the individual Sub-accounts which comprise Variable Account D of Union Security Insurance Company included in this Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
The financial statements of Union Security Insurance Company as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 included in this registration statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Services
Cognizant Worldwide Limited
Cognizant Worldwide Limited (“Cognizant”) which has its principal office at 1 Kingdom Street, Paddington Central, London, United Kingdom W2 6BD, provides business processing outsourcing services and mail room services to us in connection with our administration of our annuity products. Cognizant is not affiliated with us, the Separate Account or any of our affiliates, including the Contract's principal underwriter, Talcott Distribution Services Company, Inc. We pay Cognizant for its services on a monthly basis for the hours worked and also for per usage fees for other charges. For the past three years, the dollar amount of fees paid to Cognizant has been: 2020: $1,462,378; 2019: $1,684369 and 2018: $718,207.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Talcott Resolution Distribution Company, Inc. (“TDC”). TDC serves as Principal Underwriter for the securities issued with respect to the Separate Account. TDC is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. TDC is an affiliate of ours. Both TDC and Talcott Resolution are ultimately controlled by Henry Cornell, David I. Schamis, and Robert E. Diamond. The principal business address of TDC is the same as ours.
On November 19, 2012, Union Security began paying TDC underwriting commissions for its role as principal underwriter of all contracts offered through this separate account. For the past three years, the aggregate dollar amount of underwriting commissions paid to TDC in its role as principal underwriter has been: 2020: $1,192,761; 2019: $1,504,312; and 2018: $1,918,136.
Prior to November 19, 2012, Union Security paid Woodbury Financial Services, Inc. ("Woodbury") underwriting commissions for its role as principal underwriter of all contracts offered through this separate account.
Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.
Total Return for all Sub-Accounts
2

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Union Security uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and expense risk charge, the highest possible contingent deferred charge, any applicable administrative charge or annual maintenance fee.
The formula Union Security uses to calculate standardized total return is P(1 + T)n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.
In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and any annual maintenance fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.
Yield for Sub-Accounts
If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.
The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.
The formula Union Security uses to calculate yield is: YIELD = 2[(a – b/cd +1)6 – 1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.
Money Market Sub-Accounts
At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.
Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Union Security takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Union Security then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR". Once the base period return is calculated, Union Security then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.
The formula for this calculation is YIELD = BPR x (365/7), where BPR = (A – B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Union Security deducts for mortality and expense risk charge, any applicable administrative charge or annual maintenance fee. "C" represents the value of the Sub-Account at the beginning of the base period.
Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Union Security uses is:
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] – 1.
Additional Materials
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for
3

any alternatives.
Performance Comparisons
Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.
Financial Statements
The financial Statements of the Company and the Separate Account for the year ended December 31, 2020 follow this page of the SAI. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the Separate Account.
4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Variable Account D of Union Security Insurance Company and the Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Variable Account D of Union Security Insurance Company (the “Account”), as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes.

American Century VP Balanced Fund	Hartford International Opportunities HLS Fund
American Century VP Capital Appreciation Fund	Hartford Ultrashort Bond HLS Fund
AB VPS International Growth Portfolio	Hartford SmallCap Growth HLS Fund
Invesco V.I. Core Equity Fund	Hartford Stock HLS Fund
Invesco V.I. International Growth Fund	VY® JPMorgan Emerging Markets Equity Portfolio
Invesco V.I. Government Money Market Fund	Invesco V.I. Health Care Fund
AB VPS Large Cap Growth Portfolio	Invesco V.I. Technology Fund
Wells Fargo VT Omega Growth Fund	MFS® Growth Series
Federated Hermes Fund for U.S. Government Securities II	MFS® High Yield Portfolio
(Formerly Federated Fund for U.S. Government Securities II)	MFS® Income Portfolio
Federated Hermes High Income Bond Fund II	(Formerly MFS® Strategic Income Portfolio)
(Formerly Federated High Income Bond Fund II)	Neuberger Berman AMT Short Duration Bond Portfolio
Federated Hermes Government Money Fund II	Pioneer Fund VCT Portfolio
(Formerly Federated Government Money Fund II)	DWS CROCI® International VIP
Federated Hermes Quality Bond Fund II	Pioneer Select Mid Cap Growth VCT Portfolio
(Formerly Federated Quality Bond Fund II)	VanEck VIP Emerging Markets Bond Fund
Federated Hermes Managed Volatility Fund II	(Formerly VanEck VIP Unconstrained Emerging Markets Bond Fund)
(Formerly Federated Managed Volatility Fund II)	VanEck VIP Global Hard Assets Fund
Federated Hermes Kaufmann Fund II	Wells Fargo VT Index Asset Allocation Fund
(Formerly Federated Kaufmann Fund II)	Wells Fargo VT International Equity Fund
Hartford Balanced HLS Fund	Wells Fargo VT Small Cap Growth Fund
Hartford Total Return Bond HLS Fund	Wells Fargo VT Discovery Fund
Hartford Capital Appreciation HLS Fund	Wells Fargo VT Opportunity Fund
Hartford Dividend and Growth HLS Fund	Voya Global High Dividend Low Volatility Portfolio
Hartford Disciplined Equity HLS Fund	(Formerly Voya Global Equity Portfolio)

We have also audited the accompanying statements of assets and liabilities of Hartford MidCap HLS Fund, Neuberger Berman AMT Sustainable Equity Portfolio, BlackRock S&P 500 Index V.I. Fund, and NVIT Emerging Markets Fund, and the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below, and the related notes. We have also audited the Hartford Global Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford MidCap Growth HLS Fund, Hartford MidCap Value HLS Fund, Hartford U.S. Government Securities HLS Fund, and Hartford Value HLS Fund’s statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below, and the related notes.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
Hartford Global Growth HLS Fund	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2019
Hartford Growth Opportunities HLS Fund	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2019
Hartford High Yield HLS Fund	Not Applicable	Period from January 1, 2020 to September 25, 2020	Period from January 1, 2020 to September 25, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 25, 2020 and the four years in the period ended December 31, 2019
Hartford MidCap Growth HLS Fund	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2019
Hartford MidCap Value HLS Fund	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2019
Hartford U.S. Government Securities HLS Fund	Not Applicable	Period from January 1, 2020 to September 25, 2020	Period from January 1, 2020 to September 25, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 25, 2020 and the four years in the period ended December 31, 2019
Hartford Value HLS Fund	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2019
Hartford MidCap HLS Fund	December 31, 2020	Period from September 18, 2020 to December 31, 2020	Period from September 18, 2020 to December 31, 2020	Period from September 18, 2020 to December 31, 2020
Neuberger Berman AMT Sustainable Equity Portfolio	December 31, 2020	Year ended December 31, 2020	Year ended December 31, 2020 and period from April 30, 2019 to December 31, 2019	Year ended December 31, 2020 and the period from April 30, 2019 to December 31, 2019
BlackRock S&P 500 Index V.I. Fund	December 31, 2020	Year ended December 31, 2020	Two years in the period ended December 31, 2020	Two years in the period ended December 31, 2020 and the period from April 20, 2018 to December 31, 2018
NVIT Emerging Markets Fund	December 31, 2020	Year ended December 31, 2020	Two years in the period ended December 31, 2020	Four years in the period ended December 31, 2020 and the period from August 4, 2016 to December 31, 2016

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Variable Account D of Union Security Insurance Company as of December 31, 2020, and the results of their operations for the year then ended (or for the period listed in the table above), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table above), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table above), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP
Hartford, Connecticut
April 21, 2021

We have served as the auditor of the Sub-Accounts that comprise Variable Account D of Union Security Insurance Company since 2002.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS International Growth Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. International Growth Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Wells Fargo VT Omega Growth Fund	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account (2)

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$5,249,243	$—	$—
class A	—	—	236,148	—	—	—	1,417,364	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	674,368	248,883	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	774,379	1,615,581
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	1,699,985	485,219	8,171,887	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total investments	674,368	248,883	236,148	1,699,985	485,219	8,171,887	1,417,364	5,249,243	774,379	1,615,581
Due from Sponsor Company	—	—	—	614	1,374	29,830	—	—	—	—
Receivable for fund shares sold	8	3	76	—	—	—	155	12,306	17	53
Other assets	—	—	1	—	1	1	—	—	1	—
Total assets	674,376	248,886	236,225	1,700,599	486,594	8,201,718	1,417,519	5,261,549	774,397	1,615,634

Liabilities:
Due to Sponsor Company	8	3	76	—	—	—	155	12,306	17	53
Payable for fund shares purchased	—	—	—	614	1,374	29,830	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	1
Total liabilities	8	3	76	614	1,374	29,830	155	12,306	17	54

Net assets:
For contract liabilities	$674,368	$248,883	$236,149	$1,699,985	$485,220	$8,171,888	$1,417,364	$5,249,243	$774,380	$1,615,580

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$5,249,243	$—	$—
class A	—	—	236,149	—	—	—	1,417,364	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	674,368	248,883	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	774,380	1,615,580
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	1,699,985	485,220	8,171,888	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$674,368	$248,883	$236,149	$1,699,985	$485,220	$8,171,888	$1,417,364	$5,249,243	$774,380	$1,615,580

Shares:
class 2	—	—	—	—	—	—	—	129,803	—	—
class A	—	—	8,568	—	—	—	18,386	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	77,247	12,916	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	69,389	252,041
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	55,865	11,412	8,171,887	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total shares	77,247	12,916	8,568	55,865	11,412	8,171,887	18,386	129,803	69,389	252,041

Cost	$545,699	$169,920	$188,596	$1,659,211	$250,107	$8,171,887	$925,302	$3,113,306	$773,117	$1,687,129

Deferred contracts in the accumulation period:
Units owned by participants #	13,498	3,264	12,429	65,956	18,252	801,847	12,053	100,912	37,387	56,331
Minimum unit fair value #*	$46.802498	$76.252223	$14.795446	$24.340114	$25.571344	$9.082139	$106.234770	$48.868847	$17.023919	$26.816946
Maximum unit fair value #*	$46.802498	$76.252223	$14.795446	$45.421419	$25.571344	$10.100226	$106.234770	$48.868847	$24.046053	$42.109799
Contract liability	$631,747	$248,883	$183,888	$1,663,746	$466,741	$7,581,319	$1,280,447	$4,931,431	$774,039	$1,614,039

Contracts in payout (annuitization) period:
Units owned by participants #	911	—	3,532	1,420	723	62,450	1,289	6,503	14	37
Minimum unit fair value #*	$46.802498	$—	$14.795446	$24.340114	$25.571344	$9.397670	$106.234770	$48.868847	$24.046053	$42.109799
Maximum unit fair value #*	$46.802498	$—	$14.795446	$45.421419	$25.571344	$10.100226	$106.234770	$48.868847	$24.046053	$42.109799
Contract liability	$42,621	$—	$52,261	$36,239	$18,479	$590,569	$136,917	$317,812	$341	$1,541

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2020

	Federated Hermes Government Money Fund II	Federated Hermes Quality Bond Fund II	Federated Hermes Managed Volatility Fund II	Federated Hermes Kaufmann Fund II	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund
	Sub-Account (3)	Sub-Account (4)	Sub-Account (5)	Sub-Account (6)	Sub-Account	Sub-Account (7)	Sub-Account	Sub-Account (8)	Sub-Account (9)(10)	Sub-Account

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	54,118,502	27,438,822	15,415,551	29,002,145	365,668,104	21,763,853
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	1,219,995	10,460,555	9,110,072	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	653,006	—	—	—	—	—	—	—	—	—
Total investments	653,006	1,219,995	10,460,555	9,110,072	54,118,502	27,438,822	15,415,551	29,002,145	365,668,104	21,763,853
Due from Sponsor Company	—	—	—	—	50,689	—	—	39,203	—	70,181
Receivable for fund shares sold	23	43	363	320	—	73,473	18,997	—	531,950	—
Other assets	1	—	—	—	—	—	—	3	—	—
Total assets	653,030	1,220,038	10,460,918	9,110,392	54,169,191	27,512,295	15,434,548	29,041,351	366,200,054	21,834,034

Liabilities:
Due to Sponsor Company	23	43	363	320	—	73,473	18,997	—	531,950	—
Payable for fund shares purchased	—	—	—	—	50,689	—	—	39,203	—	70,181
Other liabilities	—	—	—	—	2	1	2	—	1	1
Total liabilities	23	43	363	320	50,691	73,474	18,999	39,203	531,951	70,182

Net assets:
For contract liabilities	$653,007	$1,219,995	$10,460,555	$9,110,072	$54,118,500	$27,438,821	$15,415,549	$29,002,148	$365,668,103	$21,763,852

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	54,118,500	27,438,821	15,415,549	29,002,148	365,668,103	21,763,852
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	1,219,995	10,460,555	9,110,072	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	653,007	—	—	—	—	—	—	—	—	—
Total contract liabilities	$653,007	$1,219,995	$10,460,555	$9,110,072	$54,118,500	$27,438,821	$15,415,549	$29,002,148	$365,668,103	$21,763,852

Shares:
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	1,714,781	2,290,386	297,311	1,306,992	21,015,408	1,111,535
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	103,214	943,242	357,819	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	653,006	—	—	—	—	—	—	—	—	—
Total shares	653,006	103,214	943,242	357,819	1,714,781	2,290,386	297,311	1,306,992	21,015,408	1,111,535

Cost	$653,006	$1,132,754	$9,161,907	$5,635,241	$42,305,643	$26,572,793	$13,263,869	$27,254,175	$318,897,502	$15,108,789

Deferred contracts in the accumulation period:
Units owned by participants #	61,067	57,724	592,316	224,364	5,696,332	5,681,501	2,642,527	6,882,560	4,835,236	5,434,397
Minimum unit fair value #*	$7.369148	$20.691383	$17.091203	$40.061990	$8.823832	$4.321713	$5.380782	$3.684035	$11.207313	$3.586780
Maximum unit fair value #*	$10.896918	$21.558904	$32.316859	$40.952717	$29.603844	$22.127794	$5.991844	$10.248073	$83.850955	$19.452125
Contract liability	$653,007	$1,219,995	$10,447,882	$9,110,072	$52,076,711	$26,885,689	$15,392,035	$28,664,002	$353,934,266	$21,153,480

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	392	—	231,395	127,989	3,995	80,795	163,892	155,577
Minimum unit fair value #*	$—	$—	$32.316859	$—	$8.823832	$4.321713	$5.885406	$4.185220	$11.207313	$3.923270
Maximum unit fair value #*	$—	$—	$32.316859	$—	$8.823832	$4.321713	$5.885406	$4.185220	$83.850955	$3.923270
Contract liability	$—	$—	$12,673	$—	$2,041,789	$553,132	$23,514	$338,146	$11,733,837	$610,372

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2020

	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series	MFS® High Yield Portfolio	MFS® Income Portfolio
	Sub-Account (11)(12)(13)	Sub-Account (14)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (15)

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	137,655	—	—	—	—	—
class IA	29,436,177	18,655,220	50,845,503	4,491,574	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	3,848,101	491,728	451,791
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	630,073	1,089,344	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total investments	29,436,177	18,655,220	50,845,503	4,491,574	137,655	630,073	1,089,344	3,848,101	491,728	451,791
Due from Sponsor Company	30,676	15,759	—	8,100	—	—	—	—	—	—
Receivable for fund shares sold	—	—	29,993	—	2	8	13	610	15	6
Other assets	—	—	—	—	—	—	—	1	—	—
Total assets	29,466,853	18,670,979	50,875,496	4,499,674	137,657	630,081	1,089,357	3,848,712	491,743	451,797

Liabilities:
Due to Sponsor Company	—	—	29,993	—	2	8	13	610	15	6
Payable for fund shares purchased	30,676	15,759	—	8,100	—	—	—	—	—	—
Other liabilities	—	3	—	2	—	1	—	—	—	—
Total liabilities	30,676	15,762	29,993	8,102	2	9	13	610	15	6

Net assets:
For contract liabilities	$29,436,177	$18,655,217	$50,845,503	$4,491,572	$137,655	$630,072	$1,089,344	$3,848,102	$491,728	$451,791

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	137,655	—	—	—	—	—
class IA	29,436,177	18,655,217	50,845,503	4,491,572	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	3,848,102	491,728	451,791
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	630,072	1,089,344	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$29,436,177	$18,655,217	$50,845,503	$4,491,572	$137,655	$630,072	$1,089,344	$3,848,102	$491,728	$451,791

Shares:
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	4,993	—	—	—	—	—
class IA	677,628	1,848,882	1,332,779	47,022	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	52,135	86,572	42,987
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	18,702	29,804	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total shares	677,628	1,848,882	1,332,779	47,022	4,993	18,702	29,804	52,135	86,572	42,987

Cost	$23,764,002	$18,637,214	$29,717,247	$2,764,051	$106,128	$459,195	$727,761	$1,838,497	$512,733	$435,558

Deferred contracts in the accumulation period:
Units owned by participants #	2,419,184	8,973,820	491,301	1,089,722	3,101	8,384	15,986	55,531	35,680	32,322
Minimum unit fair value #*	$11.964111	$1.129895	$48.296829	$3.829575	$34.735217	$73.649958	$60.302103	$50.578194	$13.307584	$13.934971
Maximum unit fair value #*	$11.991761	$13.071826	$108.423065	$28.695341	$34.735217	$73.649958	$60.302103	$102.856831	$14.291768	$13.934971
Contract liability	$28,993,291	$18,026,322	$49,949,236	$4,471,067	$107,721	$617,449	$964,017	$3,538,457	$485,351	$450,409

Contracts in payout (annuitization) period:
Units owned by participants #	36,947	361,660	8,266	4,895	862	171	2,078	4,779	473	99
Minimum unit fair value #*	$11.987152	$1.702765	$108.423065	$4.188771	$34.735217	$73.649958	$60.302103	$50.578194	$13.307584	$13.934971
Maximum unit fair value #*	$11.987152	$13.071826	$108.423065	$4.188771	$34.735217	$73.649958	$60.302103	$102.856831	$14.291768	$13.934971
Contract liability	$442,886	$628,895	$896,267	$20,505	$29,934	$12,623	$125,327	$309,645	$6,377	$1,382

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2020

	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	DWS CROCI® International VIP	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Emerging Markets Bond Fund	VanEck VIP Global Hard Assets Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (16)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$1,640,368	$19,998	$2,149,321
class A	—	—	—	337,066	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	44,586,577	102,705	928,378	—	2,249,004	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	19,208	251,146	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total investments	44,586,577	102,705	928,378	337,066	2,249,004	19,208	251,146	1,640,368	19,998	2,149,321
Due from Sponsor Company	53,252	—	—	3,529	—	—	—	—	—	—
Receivable for fund shares sold	—	1	11	—	28	—	3	63	1	13,928
Other assets	—	1	—	—	—	—	—	—	—	—
Total assets	44,639,829	102,707	928,389	340,595	2,249,032	19,208	251,149	1,640,431	19,999	2,163,249

Liabilities:
Due to Sponsor Company	—	1	11	—	28	—	3	63	1	13,928
Payable for fund shares purchased	53,252	—	—	3,529	—	—	—	—	—	—
Other liabilities	2	—	—	—	1	—	—	—	—	—
Total liabilities	53,254	1	11	3,529	29	—	3	63	1	13,928

Net assets:
For contract liabilities	$44,586,575	$102,706	$928,378	$337,066	$2,249,003	$19,208	$251,146	$1,640,368	$19,998	$2,149,321

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$1,640,368	$19,998	$2,149,321
class A	—	—	—	337,066	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	44,586,575	102,706	928,378	—	2,249,003	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	19,208	251,146	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$44,586,575	$102,706	$928,378	$337,066	$2,249,003	$19,208	$251,146	$1,640,368	$19,998	$2,149,321

Shares:
class 2	—	—	—	—	—	—	—	74,971	10,415	146,014
class A	—	—	—	46,556	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	1,634,405	9,617	55,162	—	59,941	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	2,175	11,172	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total shares	1,634,405	9,617	55,162	46,556	59,941	2,175	11,172	74,971	10,415	146,014

Cost	$37,996,587	$104,231	$936,472	$350,428	$1,556,155	$21,854	$255,674	$1,151,023	$32,757	$1,232,770

Deferred contracts in the accumulation period:
Units owned by participants #	3,228,302	5,697	23,246	17,137	26,520	644	2,884	57,558	1,288	32,077
Minimum unit fair value #*	$13.285973	$17.063560	$39.832887	$19.310127	$83.536817	$24.949701	$26.874978	$28.362901	$15.528883	$66.210880
Maximum unit fair value #*	$13.838901	$17.063560	$39.832887	$19.310127	$83.536817	$24.949701	$26.874978	$28.362901	$15.528883	$66.210880
Contract liability	$43,552,084	$97,205	$925,945	$330,917	$2,215,387	$16,076	$77,506	$1,632,501	$19,998	$2,123,838

Contracts in payout (annuitization) period:
Units owned by participants #	76,491	322	61	318	402	126	6,461	277	—	385
Minimum unit fair value #*	$13.480891	$17.063560	$39.832887	$19.310127	$83.536817	$24.949701	$26.874978	$28.362901	$—	$66.210880
Maximum unit fair value #*	$13.838901	$17.063560	$39.832887	$19.310127	$83.536817	$24.949701	$26.874978	$28.362901	$—	$66.210880
Contract liability	$1,034,491	$5,501	$2,433	$6,149	$33,616	$3,132	$173,640	$7,867	$—	$25,483

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2020

	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account	Sub-Account	Sub-Account (17)	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$868,089	$121,063	$—	$—	$—
class A	—	—	—	—	—
class D	—	—	—	304,699	—
class I	—	—	—	—	503,040
class IA	—	—	—	—	—
class INIT	—	—	—	—	—
class PRIM	—	—	—	—	—
class S	—	—	211,760	—	—
class S1	—	—	—	—	—
class SRV	—	—	—	—	—
Total investments	868,089	121,063	211,760	304,699	503,040
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	189	5	3	4	6
Other assets	—	1	—	—	1
Total assets	868,278	121,069	211,763	304,703	503,047

Liabilities:
Due to Sponsor Company	189	5	3	4	6
Payable for fund shares purchased	—	—	—	—	—
Other liabilities	—	—	—	—	—
Total liabilities	189	5	3	4	6

Net assets:
For contract liabilities	$868,089	$121,064	$211,760	$304,699	$503,041

Contract Liabilities:
class 2	$868,089	$121,064	$—	$—	$—
class A	—	—	—	—	—
class D	—	—	—	304,699	—
class I	—	—	—	—	503,041
class IA	—	—	—	—	—
class INIT	—	—	—	—	—
class PRIM	—	—	—	—	—
class S	—	—	211,760	—	—
class S1	—	—	—	—	—
class SRV	—	—	—	—	—
Total contract liabilities	$868,089	$121,064	$211,760	$304,699	$503,041	$—	$—	$—	$—	$—

Shares:
class 2	17,814	4,086	—	—	—
class A	—	—	—	—	—
class D	—	—	—	20,672	—
class I	—	—	—	—	16,391
class IA	—	—	—	—	—
class INIT	—	—	—	—	—
class PRIM	—	—	—	—	—
class S	—	—	20,187	—	—
class S1	—	—	—	—	—
class SRV	—	—	—	—	—
Total shares	17,814	4,086	20,187	20,672	16,391

Cost	$529,483	$98,135	$200,942	$218,385	$428,435

Deferred contracts in the accumulation period:
Units owned by participants #	5,413	3,772	11,676	7,602	37,282
Minimum unit fair value #*	$138.409753	$29.471419	$12.970350	$15.433324	$13.430218
Maximum unit fair value #*	$138.409753	$29.471419	$12.970350	$15.433324	$13.430218
Contract liability	$749,222	$111,163	$151,446	$117,318	$500,700

Contracts in payout (annuitization) period:
Units owned by participants #	859	336	4,650	12,141	174
Minimum unit fair value #*	$138.409753	$29.471419	$12.970350	$15.433324	$13.430218
Maximum unit fair value #*	$138.409753	$29.471419	$12.970350	$15.433324	$13.430218
Contract liability	$118,867	$9,901	$60,314	$187,381	$2,341

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Formerly Federated Fund for U.S. Government Securities II. Change effective April 28, 2020.
(2) Formerly Federated High Income Bond Fund II. Change effective April 28, 2020.
(3) Formerly Federated Government Money Fund II. Change effective April 28, 2020.
(4) Formerly Federated Quality Bond Fund II. Change effective April 28, 2020.
(5) Formerly Federated Managed Volatility Fund II. Change effective April 28, 2020.
(6) Formerly Federated Kaufmann Fund II. Change effective April 28, 2020.
(7) Merged assets from Hartford High Yield HLS Fund. Change effective September 25, 2020.
(8) Merged assets from Hartford Value HLS Fund. Change effective September 18, 2020.
(9) Merged assets from Hartford Growth Opportunities HLS Fund. Change effective September 18, 2020.
(10) Merged assets from Hartford Global Growth HLS Fund. Change effective September 18, 2020.
(11) Merged assets from Hartford MidCap Value HLS Fund. Change effective September 18, 2020.
(12) Merged assets from Hartford MidCap Growth HLS Fund. Change effective September 18, 2020.
(13) Funded as of September 18, 2020.
(14) Merged assets from Hartford U.S. Government Securities HLS Fund. Change effective September 25, 2020.
(15) Formerly MFS® Strategic Income Portfolio. Change effective September 1, 2020.
(16) Formerly VanEck VIP Unconstrained Emerging Markets Bond Fund. Change effective May 1, 2020.
(17) Formerly Voya Global Equity Portfolio. Change effective April 30, 2020.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations
For the Periods Ended December 31, 2020

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS International Growth Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. International Growth Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Wells Fargo VT Omega Growth Fund	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account (2)

Investment income:
Dividends	$7,382	$—	$2,616	$20,438	$10,028	$23,507	$—	$—	$12,646	$102,762

Expenses:
Administrative charges	—	—	—	—	(682)	—	—	—	(311)	(1,473)
Mortality and expense risk and other charges	(2,810)	(818)	(863)	(20,369)	(5,682)	(105,723)	(5,380)	(61,139)	(5,272)	(18,456)
Total expenses	(2,810)	(818)	(863)	(20,369)	(6,364)	(105,723)	(5,380)	(61,139)	(5,583)	(19,929)
Net investment income (loss)	4,572	(818)	1,753	69	3,664	(82,216)	(5,380)	(61,139)	7,063	82,833

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	10,359	(489)	(1,412)	22,923	59,188	—	71,526	142,140	317	(34,765)
Net realized gain distributions	21,710	19,198	16,547	352,575	9,661	—	94,054	340,546	—	—
Change in unrealized appreciation (depreciation) during the period	36,291	51,375	35,429	(197,044)	(22,443)	—	190,286	1,149,202	8,937	12,354
Net gain (loss) on investments	68,360	70,084	50,564	178,454	46,406	—	355,866	1,631,888	9,254	(22,411)
Net increase (decrease) in net assets resulting from operations	$72,932	$69,266	$52,317	$178,523	$50,070	$(82,216)	$350,486	$1,570,749	$16,317	$60,422

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	Federated Hermes Government Money Fund II	Federated Hermes Quality Bond Fund II	Federated Hermes Managed Volatility Fund II	Federated Hermes Kaufmann Fund II	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund
	Sub-Account (3)	Sub-Account (4)	Sub-Account (5)	Sub-Account (6)	Sub-Account	Sub-Account (7)	Sub-Account	Sub-Account (8)	Sub-Account (9)	Sub-Account (10)(11)

Investment income:
Dividends	$1,351	$32,507	$266,451	$—	$849,294	$727,737	$127,399	$488,109	$275,004	$1,054,214

Expenses:
Administrative charges	(655)	(1,175)	(10,076)	—	(51,100)	(22,075)	—	—	(30,587)	(122,381)
Mortality and expense risk and other charges	(7,774)	(14,087)	(121,289)	(102,971)	(646,999)	(283,302)	(183,462)	(219,493)	(382,130)	(1,563,810)
Total expenses	(8,429)	(15,262)	(131,365)	(102,971)	(698,099)	(305,377)	(183,462)	(219,493)	(412,717)	(1,686,191)
Net investment income (loss)	(7,078)	17,245	135,086	(102,971)	151,195	422,360	(56,063)	268,616	(137,713)	(631,977)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	—	1,893	69,515	200,373	1,328,555	85,721	33,564	(115,516)	4,326,199	1,507,539
Net realized gain distributions	—	3,482	—	736,765	2,660,671	43,610	987,707	579,475	16,867,535	2,656,463
Change in unrealized appreciation (depreciation) during the period	—	52,851	(296,550)	1,160,524	744,041	986,110	1,502,957	1,930,369	(14,091,503)	41,154,703
Net gain (loss) on investments	—	58,226	(227,035)	2,097,662	4,733,267	1,115,441	2,524,228	2,394,328	7,102,231	45,318,705
Net increase (decrease) in net assets resulting from operations	$(7,078)	$75,471	$(91,949)	$1,994,691	$4,884,462	$1,537,801	$2,468,165	$2,662,944	$6,964,518	$44,686,728

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap Growth HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund
	Sub-Account (12)	Sub-Account (13)	Sub-Account	Sub-Account (14)	Sub-Account (15)(16)(17)	Sub-Account (18)	Sub-Account (19)	Sub-Account	Sub-Account	Sub-Account (20)

Investment income:
Dividends	$—	$635,442	$359,533	$—	$12,760	$83,626	$173,336	$—	$68,055	$366,762

Expenses:
Administrative charges	(157,114)	(5,317)	—	(7,779)	—	—	(9,179)	(40,766)	—	(8,553)
Mortality and expense risk and other charges	(1,965,301)	(68,039)	(262,040)	(102,057)	(107,073)	(136,453)	(121,759)	(515,084)	(59,650)	(109,560)
Total expenses	(2,122,415)	(73,356)	(262,040)	(109,836)	(107,073)	(136,453)	(130,938)	(555,850)	(59,650)	(118,113)
Net investment income (loss)	(2,122,415)	562,086	97,493	(109,836)	(94,313)	(52,827)	42,398	(555,850)	8,405	248,649

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	7,441,697	(1,211,293)	427,464	(3,457,092)	171,345	(3,328,303)	25,463	1,787,322	240,229	81,572
Net realized gain distributions	101,350,519	—	—	3,305,125	410,489	1,177,019	—	1,503,494	273,733	—
Change in unrealized appreciation (depreciation) during the period	(34,010,058)	641,379	2,789,756	959,357	5,672,175	(1,036,562)	(96,218)	9,530,691	(101,437)	200,186
Net gain (loss) on investments	74,782,158	(569,914)	3,217,220	807,390	6,254,009	(3,187,846)	(70,755)	12,821,507	412,525	281,758
Net increase (decrease) in net assets resulting from operations	$72,659,743	$(7,828)	$3,314,713	$697,554	$6,159,696	$(3,240,673)	$(28,357)	$12,265,657	$420,930	$530,407

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	Hartford Value HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series	MFS® High Yield Portfolio	MFS® Income Portfolio	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio
	Sub-Account (21)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (22)	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$268,831	$9,902	$1,768	$—	$—	$26,602	$15,936	$703,173	$2,391	$6,033

Expenses:
Administrative charges	—	—	—	—	(2,999)	—	—	—	—	—
Mortality and expense risk and other charges	(160,849)	(5,237)	(2,485)	(4,035)	(31,129)	(5,247)	(1,789)	(526,933)	(477)	(3,533)
Total expenses	(160,849)	(5,237)	(2,485)	(4,035)	(34,128)	(5,247)	(1,789)	(526,933)	(477)	(3,533)
Net investment income (loss)	107,982	4,665	(717)	(4,035)	(34,128)	21,355	14,147	176,240	1,914	2,500

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(1,839,791)	233,010	7,468	99,302	243,632	(5,776)	261	346,020	(1,016)	(8,471)
Net realized gain distributions	2,289,445	107,890	13,461	82,868	215,223	—	—	2,577,263	—	65,825
Change in unrealized appreciation (depreciation) during the period	(2,861,448)	(118,190)	55,857	162,197	479,237	1,825	16,346	3,114,093	2,014	115,843
Net gain (loss) on investments	(2,411,794)	222,710	76,786	344,367	938,092	(3,951)	16,607	6,037,376	998	173,197
Net increase (decrease) in net assets resulting from operations	$(2,303,812)	$227,375	$76,069	$340,332	$903,964	$17,404	$30,754	$6,213,616	$2,912	$175,697

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	DWS CROCI® International VIP	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Emerging Markets Bond Fund	VanEck VIP Global Hard Assets Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	Voya Global High Dividend Low Volatility Portfolio
	Sub-Account	Sub-Account	Sub-Account (23)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (24)

Investment income:
Dividends	$10,883	$—	$1,258	$1,814	$12,365	$543	$—	$—	$567	$4,602

Expenses:
Administrative charges	(465)	—	—	—	(2,259)	—	(2,410)	—	—	—
Mortality and expense risk and other charges	(3,877)	(7,882)	(78)	(875)	(18,827)	(279)	(20,085)	(2,893)	(1,677)	(930)
Total expenses	(4,342)	(7,882)	(78)	(875)	(21,086)	(279)	(22,495)	(2,893)	(1,677)	(930)
Net investment income (loss)	6,541	(7,882)	1,180	939	(8,721)	264	(22,495)	(2,893)	(1,110)	3,672

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(12,045)	13,512	(127)	(9,332)	27,104	(4,228)	36,164	31,311	8,015	96
Net realized gain distributions	—	124,951	—	—	118,977	—	92,929	55,586	9,798	—
Change in unrealized appreciation (depreciation) during the period	1,510	487,030	435	44,207	79,025	4,179	672,664	246,649	5,264	(9,210)
Net gain (loss) on investments	(10,535)	625,493	308	34,875	225,106	(49)	801,757	333,546	23,077	(9,114)
Net increase (decrease) in net assets resulting from operations	$(3,994)	$617,611	$1,488	$35,814	$216,385	$215	$779,262	$330,653	$21,967	$(5,442)

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2020

	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account	Sub-Account

Investment income:
Dividends	$4,135	$2,594

Expenses:
Administrative charges	—	—
Mortality and expense risk and other charges	(1,144)	(1,879)
Total expenses	(1,144)	(1,879)
Net investment income (loss)	2,991	715

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	2,455	(2,027)
Net realized gain distributions	—	17,815
Change in unrealized appreciation (depreciation) during the period	27,100	61,076
Net gain (loss) on investments	29,555	76,864
Net increase (decrease) in net assets resulting from operations	$32,546	$77,579

The accompanying notes are an integral part of these financial statements.

(1) Formerly Federated Fund for U.S. Government Securities II. Change effective April 28, 2020.
(2) Formerly Federated High Income Bond Fund II. Change effective April 28, 2020.
(3) Formerly Federated Government Money Fund II. Change effective April 28, 2020.
(4) Formerly Federated Quality Bond Fund II. Change effective April 28, 2020.
(5) Formerly Federated Managed Volatility Fund II. Change effective April 28, 2020.
(6) Formerly Federated Kaufmann Fund II. Change effective April 28, 2020.
(7) Merged assets from Hartford High Yield HLS Fund. Change effective September 25, 2020.
(8) Merged assets from Hartford Value HLS Fund. Change effective September 18, 2020.
(9) Merged into Hartford Disciplined Equity HLS Fund. Change effective September 18, 2020.
(10) Merged assets from Hartford Growth Opportunities HLS Fund. Change effective September 18, 2020.
(11) Merged assets from Hartford Global Growth HLS Fund. Change effective September 18, 2020.
(12) Merged into Hartford Disciplined Equity HLS Fund. Change effective September 18, 2020.
(13) Merged into Hartford Total Return Bond HLS Fund. Change effective September 25, 2020.
(14) Merged into Hartford MidCap HLS Fund. Change effective September 18, 2020.
(15) Merged assets from Hartford MidCap Value HLS Fund. Change effective September 18, 2020.
(16) Merged assets from Hartford MidCap Growth HLS Fund. Change effective September 18, 2020.
(17) Funded as of September 18, 2020.
(18) Merged into Hartford MidCap HLS Fund. Change effective September 18, 2020.
(19) Merged assets from Hartford U.S. Government Securities HLS Fund. Change effective September 25, 2020.
(20) Merged into Hartford Ultrashort Bond HLS Fund. Change effective September 25, 2020.
(21) Merged into Hartford Dividend and Growth HLS Fund. Change effective September 18, 2020.
(22) Formerly MFS® Strategic Income Portfolio. Change effective September 1, 2020.
(23) Formerly VanEck VIP Unconstrained Emerging Markets Bond Fund. Change effective May 1, 2020.
(24) Formerly Voya Global Equity Portfolio. Change effective April 30, 2020.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2020

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS International Growth Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. International Growth Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Wells Fargo VT Omega Growth Fund	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account (2)

Operations:
Net investment income (loss)	$4,572	$(818)	$1,753	$69	$3,664	$(82,216)	$(5,380)	$(61,139)	$7,063	$82,833
Net realized gain (loss) on security transactions	10,359	(489)	(1,412)	22,923	59,188	—	71,526	142,140	317	(34,765)
Net realized gain distributions	21,710	19,198	16,547	352,575	9,661	—	94,054	340,546	—	—
Change in unrealized appreciation (depreciation) during the period	36,291	51,375	35,429	(197,044)	(22,443)	—	190,286	1,149,202	8,937	12,354
Net increase (decrease) in net assets resulting from operations	72,932	69,266	52,317	178,523	50,070	(82,216)	350,486	1,570,749	16,317	60,422

Unit transactions:
Purchases	—	—	—	1,765	188	3,489	—	1,260	—	15,078
Net transfers	(21,441)	10,624	(7,204)	(45,302)	(72,059)	2,404,494	(88,847)	(13,935)	445,287	(63,869)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(288)	(34)	(32)	(96,501)	(17,577)	(1,892,533)	(389)	(255,509)	(10,452)	(69,688)
Other transactions	(1)	—	—	(1)	—	23	(2)	(545)	1	—
Death benefits	—	29	122	(80,670)	(32,459)	(174,126)	—	(136,322)	(14,136)	(150,462)
Net annuity transactions	(3,579)	—	(3,500)	(5,882)	(1,881)	(171,851)	(28,264)	(50,298)	(31)	(6,004)
Net increase (decrease) in net assets resulting from unit transactions	(25,309)	10,619	(10,614)	(226,591)	(123,788)	169,496	(117,502)	(455,349)	420,669	(274,945)
Net increase (decrease) in net assets	47,623	79,885	41,703	(48,068)	(73,718)	87,280	232,984	1,115,400	436,986	(214,523)

Net assets:
Beginning of period	626,745	168,998	194,446	1,748,053	558,938	8,084,608	1,184,380	4,133,843	337,394	1,830,103
End of period	$674,368	$248,883	$236,149	$1,699,985	$485,220	$8,171,888	$1,417,364	$5,249,243	$774,380	$1,615,580

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Federated Hermes Government Money Fund II	Federated Hermes Quality Bond Fund II	Federated Hermes Managed Volatility Fund II	Federated Hermes Kaufmann Fund II	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund
	Sub-Account (3)	Sub-Account (4)	Sub-Account (5)	Sub-Account (6)	Sub-Account	Sub-Account (7)	Sub-Account	Sub-Account (8)	Sub-Account (9)	Sub-Account (10)(11)

Operations:
Net investment income (loss)	$(7,078)	$17,245	$135,086	$(102,971)	$151,195	$422,360	$(56,063)	$268,616	$(137,713)	$(631,977)
Net realized gain (loss) on security transactions	—	1,893	69,515	200,373	1,328,555	85,721	33,564	(115,516)	4,326,199	1,507,539
Net realized gain distributions	—	3,482	—	736,765	2,660,671	43,610	987,707	579,475	16,867,535	2,656,463
Change in unrealized appreciation (depreciation) during the period	—	52,851	(296,550)	1,160,524	744,041	986,110	1,502,957	1,930,369	(14,091,503)	41,154,703
Net increase (decrease) in net assets resulting from operations	(7,078)	75,471	(91,949)	1,994,691	4,884,462	1,537,801	2,468,165	2,662,944	6,964,518	44,686,728

Unit transactions:
Purchases	—	28,943	108,759	161,270	256,468	194,987	53,593	298,724	156,680	343,721
Net transfers	63,647	43,505	(111,268)	(40,847)	468,047	1,975,340	383,725	(603,828)	(40,320)	(13,852,516)
Net interfund transfers due to corporate actions	—	—	—	—	—	7,136,546	—	15,564,677	(45,838,269)	302,150,696
Surrenders for benefit payments and fees	(13,355)	(44,067)	(249,698)	(238,249)	(4,506,901)	(2,260,730)	(1,134,618)	(1,047,006)	(2,263,759)	(10,371,071)
Other transactions	2	1	(5)	11	(2,155)	32	(355)	(85)	526	(2,174)
Death benefits	(25,057)	(52,161)	(565,906)	(405,529)	(1,442,079)	(1,079,137)	(192,963)	(817,000)	(581,470)	(2,672,457)
Net annuity transactions	—	—	(15,803)	(8,630)	139,567	193,418	(645)	237,324	(1,139,083)	9,466,800
Net increase (decrease) in net assets resulting from unit transactions	25,237	(23,779)	(833,921)	(531,974)	(5,087,053)	6,160,456	(891,263)	13,632,806	(49,705,695)	285,062,999
Net increase (decrease) in net assets	18,159	51,692	(925,870)	1,462,717	(202,591)	7,698,257	1,576,902	16,295,750	(42,741,177)	329,749,727

Net assets:
Beginning of period	634,848	1,168,303	11,386,425	7,647,355	54,321,091	19,740,564	13,838,647	12,706,398	42,741,177	35,918,376
End of period	$653,007	$1,219,995	$10,460,555	$9,110,072	$54,118,500	$27,438,821	$15,415,549	$29,002,148	$—	$365,668,103

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap Growth HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund
	Sub-Account (12)	Sub-Account (13)	Sub-Account	Sub-Account (14)	Sub-Account (15)(16)(17)	Sub-Account (18)	Sub-Account (19)	Sub-Account	Sub-Account	Sub-Account (20)

Operations:
Net investment income (loss)	$(2,122,415)	$562,086	$97,493	$(109,836)	$(94,313)	$(52,827)	$42,398	$(555,850)	$8,405	$248,649
Net realized gain (loss) on security transactions	7,441,697	(1,211,293)	427,464	(3,457,092)	171,345	(3,328,303)	25,463	1,787,322	240,229	81,572
Net realized gain distributions	101,350,519	—	—	3,305,125	410,489	1,177,019	—	1,503,494	273,733	—
Change in unrealized appreciation (depreciation) during the period	(34,010,058)	641,379	2,789,756	959,357	5,672,175	(1,036,562)	(96,218)	9,530,691	(101,437)	200,186
Net increase (decrease) in net assets resulting from operations	72,659,743	(7,828)	3,314,713	697,554	6,159,696	(3,240,673)	(28,357)	12,265,657	420,930	530,407

Unit transactions:
Purchases	540,259	40,214	147,470	79,170	90,131	72,409	87,074	164,814	17,667	39,353
Net transfers	2,678,591	89,320	54,458	38,586	(379,945)	(22,263)	675,269	(774,178)	82,986	1,587,460
Net interfund transfers due to corporate actions	(256,312,427)	(7,136,546)	—	(11,375,011)	24,057,697	(12,682,686)	11,182,071	—	—	(11,182,071)
Surrenders for benefit payments and fees	(13,433,343)	(363,058)	(2,014,022)	(533,524)	(661,407)	(1,180,057)	(1,289,052)	(3,966,125)	(226,746)	(1,498,976)
Other transactions	(1,804)	(12)	(102)	1,617	(1,173)	(352)	(58)	41	5	6
Death benefits	(2,807,937)	(195,776)	(345,967)	(188,090)	(177,360)	(209,401)	(308,587)	(683,094)	(109,160)	(291,654)
Net annuity transactions	(8,231,926)	(173,740)	(19,643)	(124,671)	348,538	(277,037)	476,550	121,632	(2,078)	(470,907)
Net increase (decrease) in net assets resulting from unit transactions	(277,568,587)	(7,739,598)	(2,177,806)	(12,101,923)	23,276,481	(14,299,387)	10,823,267	(5,136,910)	(237,326)	(11,816,789)
Net increase (decrease) in net assets	(204,908,844)	(7,747,426)	1,136,907	(11,404,369)	29,436,177	(17,540,060)	10,794,910	7,128,747	183,604	(11,286,382)

Net assets:
Beginning of period	204,908,844	7,747,426	20,626,945	11,404,369	—	17,540,060	7,860,307	43,716,756	4,307,968	11,286,382
End of period	$—	$—	$21,763,852	$—	$29,436,177	$—	18,655,217	50,845,503	4,491,572	—

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Hartford Value HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series	MFS® High Yield Portfolio	MFS® Income Portfolio	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio
	Sub-Account (21)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (22)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$107,982	$4,665	$(717)	$(4,035)	$(34,128)	$21,355	$14,147	$176,240	$1,914	$2,500
Net realized gain (loss) on security transactions	(1,839,791)	233,010	7,468	99,302	243,632	(5,776)	261	346,020	(1,016)	(8,471)
Net realized gain distributions	2,289,445	107,890	13,461	82,868	215,223	—	—	2,577,263	—	65,825
Change in unrealized appreciation (depreciation) during the period	(2,861,448)	(118,190)	55,857	162,197	479,237	1,825	16,346	3,114,093	2,014	115,843
Net increase (decrease) in net assets resulting from operations	(2,303,812)	227,375	76,069	340,332	903,964	17,404	30,754	6,213,616	2,912	175,697

Unit transactions:
Purchases	72,673	—	—	—	727	188	—	231,684	—	—
Net transfers	201,150	(3,669)	3,276	17,062	(17,150)	(9,709)	193,112	73,168	(6,096)	16,545
Net interfund transfers due to corporate actions	(15,564,677)	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,012,688)	(345,354)	(144)	(4,197)	(148,235)	(12,606)	(3,934)	(3,638,608)	(3,325)	(54)
Other transactions	(64)	—	—	(3)	(2)	—	—	123	—	16
Death benefits	(278,973)	(526,272)	(60)	188	(112,082)	(20,521)	—	(693,015)	—	(22,573)
Net annuity transactions	(281,380)	(1,951)	(874)	(58,605)	(49,256)	(1,346)	(186)	(81,071)	(760)	(345)
Net increase (decrease) in net assets resulting from unit transactions	(16,863,959)	(877,246)	2,198	(45,555)	(325,998)	(43,994)	188,992	(4,107,719)	(10,181)	(6,411)
Net increase (decrease) in net assets	(19,167,771)	(649,871)	78,267	294,777	577,966	(26,590)	219,746	2,105,897	(7,269)	169,286

Net assets:
Beginning of period	19,167,771	787,526	551,805	794,567	3,270,136	518,318	232,045	42,480,678	109,975	759,092
End of period	$—	$137,655	$630,072	$1,089,344	$3,848,102	$491,728	$451,791	$44,586,575	$102,706	$928,378

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	DWS CROCI® International VIP	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Emerging Markets Bond Fund	VanEck VIP Global Hard Assets Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	Voya Global High Dividend Low Volatility Portfolio
	Sub-Account	Sub-Account	Sub-Account (23)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (24)

Operations:
Net investment income (loss)	$6,541	$(7,882)	$1,180	$939	$(8,721)	$264	$(22,495)	$(2,893)	$(1,110)	$3,672
Net realized gain (loss) on security transactions	(12,045)	13,512	(127)	(9,332)	27,104	(4,228)	36,164	31,311	8,015	96
Net realized gain distributions	—	124,951	—	—	118,977	—	92,929	55,586	9,798	—
Change in unrealized appreciation (depreciation) during the period	1,510	487,030	435	44,207	79,025	4,179	672,664	246,649	5,264	(9,210)
Net increase (decrease) in net assets resulting from operations	(3,994)	617,611	1,488	35,814	216,385	215	779,262	330,653	21,967	(5,442)

Unit transactions:
Purchases	395	—	—	—	—	—	695	—	—	—
Net transfers	3,765	(82,933)	—	(2,546)	579	—	(28,307)	(93,493)	(135)	(21,840)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(18,057)	(977)	(2)	(33)	(26,629)	(4,543)	(89,549)	(765)	(4,571)	(28)
Other transactions	2	—	—	536	5	—	(12)	(2)	—	—
Death benefits	(13,356)	—	—	—	(47,687)	—	(12,392)	—	(21,267)	—
Net annuity transactions	(2,953)	(2,229)	(235)	(11,685)	(2,070)	—	(11,900)	(6,785)	(1,187)	(6,234)
Net increase (decrease) in net assets resulting from unit transactions	(30,204)	(86,139)	(237)	(13,728)	(75,802)	(4,543)	(141,465)	(101,045)	(27,160)	(28,102)
Net increase (decrease) in net assets	(34,198)	531,472	1,251	22,086	140,583	(4,328)	637,797	229,608	(5,193)	(33,544)

Net assets:
Beginning of period	371,264	1,717,531	17,957	229,060	1,499,785	24,326	1,511,524	638,481	126,257	245,304
End of period	$337,066	$2,249,003	$19,208	$251,146	$1,640,368	$19,998	$2,149,321	$868,089	$121,064	$211,760

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2020

	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$2,991	$715
Net realized gain (loss) on security transactions	2,455	(2,027)
Net realized gain distributions	—	17,815
Change in unrealized appreciation (depreciation) during the period	27,100	61,076
Net increase (decrease) in net assets resulting from operations	32,546	77,579

Unit transactions:
Purchases	—	—
Net transfers	—	(7,295)
Net interfund transfers due to corporate actions	—	—
Surrenders for benefit payments and fees	(23)	(88)
Other transactions	470	1
Death benefits	—	—
Net annuity transactions	(11,274)	(178)
Net increase (decrease) in net assets resulting from unit transactions	(10,827)	(7,560)
Net increase (decrease) in net assets	21,719	70,019

Net assets:
Beginning of period	282,980	433,022
End of period	$304,699	$503,041

The accompanying notes are an integral part of these financial statements.

(1) Formerly Federated Fund for U.S. Government Securities II. Change effective April 28, 2020.
(2) Formerly Federated High Income Bond Fund II. Change effective April 28, 2020.
(3) Formerly Federated Government Money Fund II. Change effective April 28, 2020.
(4) Formerly Federated Quality Bond Fund II. Change effective April 28, 2020.
(5) Formerly Federated Managed Volatility Fund II. Change effective April 28, 2020.
(6) Formerly Federated Kaufmann Fund II. Change effective April 28, 2020.
(7) Merged assets from Hartford High Yield HLS Fund. Change effective September 25, 2020.
(8) Merged assets from Hartford Value HLS Fund. Change effective September 18, 2020.
(9) Merged into Hartford Disciplined Equity HLS Fund. Change effective September 18, 2020.
(10) Merged assets from Hartford Growth Opportunities HLS Fund. Change effective September 18, 2020.
(11) Merged assets from Hartford Global Growth HLS Fund. Change effective September 18, 2020.
(12) Merged into Hartford Disciplined Equity HLS Fund. Change effective September 18, 2020.
(13) Merged into Hartford Total Return Bond HLS Fund. Change effective September 25, 2020.
(14) Merged into Hartford MidCap HLS Fund. Change effective September 18, 2020.
(15) Merged assets from Hartford MidCap Value HLS Fund. Change effective September 18, 2020.
(16) Merged assets from Hartford MidCap Growth HLS Fund. Change effective September 18, 2020.
(17) Funded as of September 18, 2020.
(18) Merged into Hartford MidCap HLS Fund. Change effective September 18, 2020.
(19) Merged assets from Hartford U.S. Government Securities HLS Fund. Change effective September 25, 2020.
(20) Merged into Hartford Ultrashort Bond HLS Fund. Change effective September 25, 2020.
(21) Merged into Hartford Dividend and Growth HLS Fund. Change effective September 18, 2020.
(22) Formerly MFS® Strategic Income Portfolio. Change effective September 1, 2020.
(23) Formerly VanEck VIP Unconstrained Emerging Markets Bond Fund. Change effective May 1, 2020.
(24) Formerly Voya Global Equity Portfolio. Change effective April 30, 2020.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2019

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS International Growth Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. International Growth Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Wells Fargo VT Omega Growth Fund	Federated Fund for U.S. Government Securities II	Federated High Income Bond Fund II
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$6,476	$(720)	$181	$(6,847)	$975	$50,853	$(4,845)	$(55,977)	$4,122	$86,810
Net realized gain (loss) on security transactions	4,226	2,846	(1,923)	44,199	18,585	—	24,346	127,959	(2,815)	(15,250)
Net realized gain distributions	12,793	23,778	4,203	193,312	33,604	—	132,689	493,321	—	—
Change in unrealized appreciation (depreciation) during the period	77,983	16,489	41,188	179,838	69,310	—	159,782	599,081	13,410	147,470
Net increase (decrease) in net assets resulting from operations	101,478	42,393	43,649	410,502	122,474	50,853	311,972	1,164,384	14,717	219,030

Unit transactions:
Purchases	—	—	—	24,594	488	61,047	—	230,498	—	—
Net transfers	6,273	9,381	6,179	(36,465)	1,558	(453,608)	(992)	(13,220)	16,237	53,948
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(3,544)	(2,414)	(31,914)	(100,213)	(20,686)	(1,875,330)	(77,735)	(171,732)	(29,396)	(112,908)
Other transactions	—	—	—	(6)	—	235	—	85	—	—
Death benefits	—	—	—	(131,531)	(10,283)	(384,452)	—	(491,898)	(12,679)	(20,430)
Net annuity transactions	(3,506)	—	(3,148)	(18,100)	(1,787)	(63,131)	(8,605)	(77,611)	(33)	(1,187)
Net increase (decrease) in net assets resulting from unit transactions	(777)	6,967	(28,883)	(261,721)	(30,710)	(2,715,239)	(87,332)	(523,878)	(25,871)	(80,577)
Net increase (decrease) in net assets	100,701	49,360	14,766	148,781	91,764	(2,664,386)	224,640	640,506	(11,154)	138,453

Net assets:
Beginning of period	526,044	119,638	179,680	1,599,272	467,174	10,748,994	959,740	3,493,337	348,548	1,691,650
End of period	$626,745	$168,998	$194,446	$1,748,053	$558,938	$8,084,608	$1,184,380	$4,133,843	$337,394	$1,830,103

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	Federated Government Money Fund II	Federated Quality Bond Fund II	Federated Managed Volatility Fund II	Federated Kaufmann Fund II	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$2,278	$17,165	$91,171	$(94,743)	$255,748	$504,719	$(30,886)	$58,271	$(405,689)	$(167,289)
Net realized gain (loss) on security transactions	—	44	99,722	241,638	1,842,511	(65,092)	27,357	(63,510)	2,162,911	708,963
Net realized gain distributions	—	41	—	671,730	4,455,337	—	1,456,473	1,431,067	5,681,026	3,870,070
Change in unrealized appreciation (depreciation) during the period	—	66,477	1,706,065	1,139,071	3,605,753	1,292,861	1,930,156	1,398,325	3,461,149	5,040,042
Net increase (decrease) in net assets resulting from operations	2,278	83,727	1,896,958	1,957,696	10,159,349	1,732,488	3,383,100	2,824,153	10,899,397	9,451,786

Unit transactions:
Purchases	—	—	2,581	2,766	418,943	245,535	41,055	112,504	177,936	128,688
Net transfers	130,323	99,100	(294,401)	10,719	580,807	924,258	(438,942)	198,088	(445,385)	(499,346)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(139,896)	(41,472)	(530,565)	(374,135)	(6,122,491)	(1,527,901)	(1,054,191)	(1,052,716)	(3,925,196)	(3,570,441)
Other transactions	8	—	(5)	18	(304)	16	(50)	(9)	(15)	(381)
Death benefits	(20,390)	(27,648)	(382,852)	(254,491)	(1,816,048)	(1,141,505)	(182,655)	(185,532)	(1,044,345)	(740,968)
Net annuity transactions	—	—	(2,410)	(646)	(6,304)	(23,779)	(3,440)	(6,351)	(48,330)	(42,024)
Net increase (decrease) in net assets resulting from unit transactions	(29,955)	29,980	(1,207,652)	(615,769)	(6,945,397)	(1,523,376)	(1,638,223)	(934,016)	(5,285,335)	(4,724,472)
Net increase (decrease) in net assets	(27,677)	113,707	689,306	1,341,927	3,213,952	209,112	1,744,877	1,890,137	5,614,062	4,727,314

Net assets:
Beginning of period	662,525	1,054,596	10,697,119	6,305,428	51,107,139	19,531,452	12,093,770	10,816,261	37,127,115	31,191,062
End of period	$634,848	$1,168,303	$11,386,425	$7,647,355	$54,321,091	$19,740,564	$13,838,647	$12,706,398	$42,741,177	$35,918,376

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap Growth HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(2,821,745)	$373,076	$91,255	$(97,757)	$(66,468)	$49,073	$(569,330)	$6,548	$132,453	$102,281
Net realized gain (loss) on security transactions	8,048,326	(108,714)	446,083	(166,979)	117,908	28,248	1,751,711	288,178	(37,440)	445,903
Net realized gain distributions	40,132,820	—	756,160	1,906,936	2,116,948	—	7,098,379	353,168	—	1,829,259
Change in unrealized appreciation (depreciation) during the period	5,710,382	719,535	3,110,256	1,690,188	2,137,649	46,887	3,628,159	381,486	340,022	1,853,858
Net increase (decrease) in net assets resulting from operations	51,069,783	983,897	4,403,754	3,332,388	4,306,037	124,208	11,908,919	1,029,380	435,035	4,231,301

Unit transactions:
Purchases	823,894	87,338	160,572	47,686	89,317	166,288	233,564	25,806	44,414	146,550
Net transfers	(3,985,818)	94,752	(570,112)	198,636	(532,235)	673,012	17,729	191,734	419,187	(198,230)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(20,475,206)	(752,459)	(2,146,091)	(1,191,101)	(1,612,554)	(885,086)	(4,051,767)	(342,442)	(1,052,999)	(1,603,497)
Other transactions	(1,338)	—	(16)	22	(7)	(4)	(450)	(110)	(13)	79
Death benefits	(4,816,539)	(274,192)	(415,865)	(106,677)	(140,141)	(474,712)	(846,559)	(173,258)	(430,925)	(912,583)
Net annuity transactions	(236,231)	46,500	73,572	(10,906)	(36,588)	(12,255)	(58,520)	(6,913)	(38,086)	159,937
Net increase (decrease) in net assets resulting from unit transactions	(28,691,238)	(798,061)	(2,897,940)	(1,062,340)	(2,232,208)	(532,757)	(4,706,003)	(305,183)	(1,058,422)	(2,407,744)
Net increase (decrease) in net assets	22,378,545	185,836	1,505,814	2,270,048	2,073,829	(408,549)	7,202,916	724,197	(623,387)	1,823,557

Net assets:
Beginning of period	182,530,299	7,561,590	19,121,131	9,134,321	15,466,231	8,268,856	36,513,840	3,583,771	11,909,769	17,344,214
End of period	$204,908,844	$7,747,426	$20,626,945	$11,404,369	$17,540,060	$7,860,307	43,716,756	4,307,968	11,286,382	19,167,771

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series	MFS® High Yield Portfolio	MFS® Strategic Income Portfolio	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(2,313)	$(2,788)	$(3,197)	$(31,122)	$25,401	$7,027	$326,628	$1,699	$3,847
Net realized gain (loss) on security transactions	22,172	46,456	28,391	100,051	(12,462)	(80)	240,644	(321)	(8,401)
Net realized gain distributions	39,292	15,186	61,381	263,292	—	—	2,259,737	—	101,224
Change in unrealized appreciation (depreciation) during the period	141,130	128,128	127,692	571,746	57,847	15,756	7,430,719	2,038	81,647
Net increase (decrease) in net assets resulting from operations	200,281	186,982	214,267	903,967	70,786	22,703	10,257,728	3,416	178,317

Unit transactions:
Purchases	—	—	—	1,120	488	—	224,046	—	—
Net transfers	(65,514)	(1,033)	31,108	39,127	27,223	16,454	24,741	7,043	14,001
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(10)	(270,766)	(116,899)	(234,236)	(86,522)	(2,241)	(3,330,010)	(4,959)	(30,603)
Other transactions	—	—	—	(10)	3	—	57	—	—
Death benefits	—	—	—	(28,797)	(54,649)	—	(699,471)	—	—
Net annuity transactions	(1,794)	(785)	(11,964)	106,038	(13,478)	(186)	(49,077)	(3,002)	(308)
Net increase (decrease) in net assets resulting from unit transactions	(67,318)	(272,584)	(97,755)	(116,758)	(126,935)	14,027	(3,829,714)	(918)	(16,910)
Net increase (decrease) in net assets	132,963	(85,602)	116,512	787,209	(56,149)	36,730	6,428,014	2,498	161,407

Net assets:
Beginning of period	654,563	637,407	678,055	2,482,927	574,467	195,315	36,052,664	107,477	597,685
End of period	$787,526	$551,805	$794,567	$3,270,136	$518,318	$232,045	$42,480,678	$109,975	$759,092

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	DWS CROCI® International VIP	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Unconstrained Emerging Markets Bond Fund	VanEck VIP Global Hard Assets Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	VOYA Global Equity Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$5,894	$(7,286)	$(21)	$(1,042)	$(5,101)	$385	$(20,543)	$(2,672)	$(1,362)	$4,999
Net realized gain (loss) on security transactions	(4,979)	11,778	(130)	(6,085)	85,110	(27,155)	40,038	7,830	2,700	819
Net realized gain distributions	—	196,457	—	—	98,841	9,859	239,359	61,765	13,215	12,263
Change in unrealized appreciation (depreciation) during the period	64,444	231,371	2,110	32,067	88,602	24,280	44,405	109,929	16,917	27,266
Net increase (decrease) in net assets resulting from operations	65,359	432,320	1,959	24,940	267,452	7,369	303,259	176,852	31,470	45,347

Unit transactions:
Purchases	395	—	—	—	—	19,651	695	—	—	—
Net transfers	(8,316)	(13,190)	—	(341)	(324)	—	(9,724)	43,878	—	(4,279)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(21,923)	(48,574)	(2)	(58)	(251,760)	(27,264)	(116,419)	(34,375)	(14,314)	(16,391)
Other transactions	1	—	—	—	—	—	2	—	—	—
Death benefits	—	—	—	(6,894)	(33,905)	(62,491)	(14,305)	—	—	—
Net annuity transactions	(1,756)	(2,016)	(250)	(14,264)	(13,210)	—	(10,816)	(5,669)	(1,159)	(6,859)
Net increase (decrease) in net assets resulting from unit transactions	(31,599)	(63,780)	(252)	(21,557)	(299,199)	(70,104)	(150,567)	3,834	(15,473)	(27,529)
Net increase (decrease) in net assets	33,760	368,540	1,707	3,383	(31,747)	(62,735)	152,692	180,686	15,997	17,818

Net assets:
Beginning of period	337,504	1,348,991	16,250	225,677	1,531,532	87,061	1,358,832	457,795	110,260	227,486
End of period	$371,264	$1,717,531	$17,957	$229,060	$1,499,785	$24,326	$1,511,524	$638,481	$126,257	$245,304

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2019

	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$4,428	$431
Net realized gain (loss) on security transactions	3,546	(1,510)
Net realized gain distributions	—	21,970
Change in unrealized appreciation (depreciation) during the period	45,252	13,530
Net increase (decrease) in net assets resulting from operations	53,226	34,421

Unit transactions:
Purchases	—	—
Net transfers	939	(12,973)
Net interfund transfers due to corporate actions	—	435,747
Surrenders for benefit payments and fees	(7,577)	(26,138)
Other transactions	—	—
Death benefits	—	—
Net annuity transactions	(12,494)	1,965
Net increase (decrease) in net assets resulting from unit transactions	(19,132)	398,601
Net increase (decrease) in net assets	34,094	433,022

Net assets:
Beginning of period	248,886	—
End of period	$282,980	$433,022

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Notes to Financial Statements
December 31, 2020

1. Organization:

Variable Account D (the “Account”) is a separate investment account established by Union Security Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Minnesota and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

The Account is comprised of the following Sub-Accounts:

American Century VP Balanced Fund, American Century VP Capital Appreciation Fund, AB VPS International Growth Portfolio, Invesco V.I. Core Equity Fund, Invesco V.I. International Growth Fund, Invesco V.I. Government Money Market Fund, AB VPS Large Cap Growth Portfolio, Wells Fargo VT Omega Growth Fund, Federated Hermes Fund for U.S. Government Securities II (Formerly Federated Fund for U.S. Government Securities II), Federated Hermes High Income Bond Fund II (Formerly Federated High Income Bond Fund II), Federated Hermes Government Money Fund II (Formerly Federated Government Money Fund II), Federated Hermes Quality Bond Fund II (Formerly Federated Quality Bond Fund II), Federated Hermes Managed Volatility Fund II (Formerly Federated Managed Volatility Fund II), Federated Hermes Kaufmann Fund II (Formerly Federated Kaufmann Fund II), Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund (Merged assets from Hartford High Yield HLS Fund), Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund (Merged assets from Hartford Value HLS Fund), Hartford Global Growth HLS Fund (Merged into Hartford Disciplined Equity HLS Fund), Hartford Disciplined Equity HLS Fund (Merged assets from Hartford Growth Opportunities HLS Fund) (Merged assets from Hartford Global Growth HLS Fund), Hartford Growth Opportunities HLS Fund (Merged into Hartford Disciplined Equity HLS Fund), Hartford High Yield HLS Fund (Merged into Hartford Total Return Bond HLS Fund), Hartford International Opportunities HLS Fund, Hartford MidCap Growth HLS Fund (Merged into Hartford MidCap HLS Fund), Hartford MidCap HLS Fund (Merged assets from Hartford MidCap Value HLS Fund) (Merged assets from Hartford MidCap Growth HLS Fund), Hartford MidCap Value HLS Fund (Merged into Hartford MidCap HLS Fund), Hartford Ultrashort Bond HLS Fund (Merged assets from Hartford U.S. Government Securities HLS Fund), Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund (Merged into Hartford Ultrashort Bond HLS Fund), Hartford Value HLS Fund (Merged into Hartford Dividend and Growth HLS Fund), VY® JPMorgan Emerging Markets Equity Portfolio, Invesco V.I. Health Care Fund, Invesco V.I. Technology Fund, MFS® Growth Series, MFS® High Yield Portfolio, MFS® Income Portfolio (Formerly MFS® Strategic Income Portfolio), BlackRock S&P 500 Index V.I. Fund, Neuberger Berman AMT Short Duration Bond Portfolio, Pioneer Fund VCT Portfolio, DWS CROCI® International VIP, Pioneer Select Mid Cap Growth VCT Portfolio, VanEck VIP Emerging Markets Bond Fund (Formerly VanEck VIP Unconstrained Emerging Markets Bond Fund), VanEck VIP Global Hard Assets Fund, Wells Fargo VT Index Asset Allocation Fund, Wells Fargo VT International Equity Fund, Wells Fargo VT Small Cap Growth Fund, Wells Fargo VT Discovery Fund, Wells Fargo VT Opportunity Fund, Voya Global High Dividend Low Volatility Portfolio (Formerly Voya Global Equity Portfolio), NVIT Emerging Markets Fund, Neuberger Berman AMT Sustainable Equity Portfolio.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the Statements of Changes in Net Assets.
Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2020 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2020, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2020 and 2019.

g) Accounting for Uncertain Tax Positions - The federal audits have been completed through 2013, the statute of limitations is closed through the 2016 tax year and the Sponsor Company is not currently under examination for any open years.  Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2020.

h) Novel Coronavirus - The impact of the outbreak and continuing spread of the novel coronavirus ("COVID-19") and the related disruption to the worldwide economy are affecting companies across all industries. Worldwide health emergency measures to combat the spread of the virus have caused severe disruption resulting in an economic slowdown. The duration and impact of the COVID-19 public health crises on the financial markets and overall economy are uncertain, as is the efficacy of government and central bank interventions. Additionally, we are unable to determine what, if any, actions our regulators may take in response to the COVID 19 public health crises and its impact on financial markets. At this time, the Company is not able to reliably estimate the length and severity of the COVID-19 public health crises and, as such, cannot quantify its impact on the financial results, liquidity and capital resources of the Company and its operations in future periods.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.40% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.5% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.15% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee in the amount of $35 may be charged. These expenses are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges - The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

Enhanced Death Benefit charge maximum of 0.45%
Guaranteed Payout Plan charge maximum of 0.35%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2020 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Balanced Fund	$82,230	$81,257
American Century VP Capital Appreciation Fund	$80,501	$51,502
AB VPS International Growth Portfolio	$44,885	$37,199
Invesco V.I. Core Equity Fund	$377,156	$251,103
Invesco V.I. International Growth Fund	$21,843	$132,306
Invesco V.I. Government Money Market Fund	$4,325,506	$4,238,225
AB VPS Large Cap Growth Portfolio	$253,775	$282,604
Wells Fargo VT Omega Growth Fund	$341,728	$517,670
Federated Hermes Fund for U.S. Government Securities II+	$744,922	$317,190
Federated Hermes High Income Bond Fund II+	$122,654	$314,766
Federated Hermes Government Money Fund II+	$71,063	$52,904
Federated Hermes Quality Bond Fund II+	$82,036	$85,088
Federated Hermes Managed Volatility Fund II+	$311,719	$1,010,555
Federated Hermes Kaufmann Fund II+	$770,882	$669,062
Hartford Balanced HLS Fund	$4,902,567	$7,177,754
Hartford Total Return Bond HLS Fund+	$10,203,914	$3,577,489
Hartford Capital Appreciation HLS Fund	$2,525,560	$2,485,177
Hartford Dividend and Growth HLS Fund+	$17,288,684	$2,807,792
Hartford Global Growth HLS Fund+	$17,309,194	$50,285,067
Hartford Disciplined Equity HLS Fund+	$306,300,538	$19,213,053
Hartford Growth Opportunities HLS Fund+	$101,471,167	$279,811,647
Hartford High Yield HLS Fund+	$843,161	$8,020,673
Hartford International Opportunities HLS Fund	$858,585	$2,938,892
Hartford MidCap Growth HLS Fund+	$3,503,051	$12,409,685
Hartford MidCap HLS Fund+	$24,961,063	$1,368,406
Hartford MidCap Value HLS Fund+	$1,552,692	$14,727,886
Hartford Ultrashort Bond HLS Fund+	$13,400,582	$2,534,917
Hartford SmallCap Growth HLS Fund	$2,621,954	$6,811,220
Hartford Stock HLS Fund	$679,840	$635,028
Hartford U.S. Government Securities HLS Fund+	$1,938,035	$13,506,175
Hartford Value HLS Fund+	$2,773,349	$17,239,873
VY® JPMorgan Emerging Markets Equity Portfolio	$986,510	$1,751,202
Invesco V.I. Health Care Fund	$66,871	$51,929
Invesco V.I. Technology Fund	$365,590	$332,312
MFS® Growth Series	$376,995	$521,898
MFS® High Yield Portfolio	$41,570	$64,209
MFS® Income Portfolio+	$219,987	$16,848
BlackRock S&P 500 Index V.I. Fund	$4,494,575	$5,848,791
Neuberger Berman AMT Short Duration Bond Portfolio	$14,942	$23,210
Pioneer Fund VCT Portfolio	$85,082	$23,167
DWS CROCI® International VIP	$20,254	$43,917
Pioneer Select Mid Cap Growth VCT Portfolio	$169,552	$138,621
VanEck VIP Emerging Markets Bond Fund+	$1,503	$560
VanEck VIP Global Hard Assets Fund	$10,330	$23,119
Wells Fargo VT Index Asset Allocation Fund	$131,342	$96,888
Wells Fargo VT International Equity Fund	$544	$4,823
Wells Fargo VT Small Cap Growth Fund	$97,510	$168,540
Wells Fargo VT Discovery Fund	$125,180	$173,532
Wells Fargo VT Opportunity Fund	$41,836	$60,309
Voya Global High Dividend Low Volatility Portfolio+	$5,463	$29,894
NVIT Emerging Markets Fund	$11,571	$19,407
Neuberger Berman AMT Sustainable Equity Portfolio	$22,933	$11,963

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2020 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase(Decrease)
American Century VP Balanced Fund	1,254	1,846	(592)
American Century VP Capital Appreciation Fund	1,146	1,025	121
AB VPS International Growth Portfolio	2,503	3,543	(1,040)
Invesco V.I. Core Equity Fund	329	10,326	(9,997)
Invesco V.I. International Growth Fund	110	5,705	(5,595)
Invesco V.I. Government Money Market Fund	450,086	431,708	18,378
AB VPS Large Cap Growth Portfolio	1,747	3,442	(1,695)
Wells Fargo VT Omega Growth Fund	284	12,308	(12,024)
Federated Hermes Fund for U.S. Government Securities II+	31,104	13,307	17,797
Federated Hermes High Income Bond Fund II+	548	10,438	(9,890)
Federated Hermes Government Money Fund II+	6,376	4,160	2,216
Federated Hermes Quality Bond Fund II+	2,194	3,505	(1,311)
Federated Hermes Managed Volatility Fund II+	2,691	53,292	(50,601)
Federated Hermes Kaufmann Fund II+	1,131	16,283	(15,152)
Hartford Balanced HLS Fund	207,178	823,745	(616,567)
Hartford Total Return Bond HLS Fund+	2,108,937	715,783	1,393,154
Hartford Capital Appreciation HLS Fund	294,817	500,585	(205,768)
Hartford Dividend and Growth HLS Fund+	4,435,728	717,465	3,718,263
Hartford Global Growth HLS Fund+	4,860	718,412	(713,552)
Hartford Disciplined Equity HLS Fund+	4,743,936	280,270	4,463,666
Hartford Growth Opportunities HLS Fund+	32,529	9,396,416	(9,363,887)
Hartford High Yield HLS Fund+	8,950	278,252	(269,302)
Hartford International Opportunities HLS Fund	206,209	906,936	(700,727)
Hartford MidCap Growth HLS Fund+	5,903	315,180	(309,277)
Hartford MidCap HLS Fund+	2,581,003	124,872	2,456,131
Hartford MidCap Value HLS Fund+	17,300	702,438	(685,138)
Hartford Ultrashort Bond HLS Fund+	7,075,761	1,180,236	5,895,525
Hartford SmallCap Growth HLS Fund	20,648	83,757	(63,109)
Hartford Stock HLS Fund	94,318	159,262	(64,944)
Hartford U.S. Government Securities HLS Fund+	60,477	521,144	(460,667)
Hartford Value HLS Fund+	118,913	6,843,636	(6,724,723)
VY® JPMorgan Emerging Markets Equity Portfolio	32,677	58,901	(26,224)
Invesco V.I. Health Care Fund	837	819	18
Invesco V.I. Technology Fund	5,864	6,967	(1,103)
MFS® Growth Series	2,709	9,867	(7,158)
MFS® High Yield Portfolio	1,189	4,703	(3,514)
MFS® Income Portfolio+	15,416	1,122	14,294
BlackRock S&P 500 Index V.I. Fund	125,349	494,817	(369,468)
Neuberger Berman AMT Short Duration Bond Portfolio	780	1,399	(619)
Pioneer Fund VCT Portfolio	465	735	(270)
DWS CROCI® International VIP	578	2,577	(1,999)
Pioneer Select Mid Cap Growth VCT Portfolio	603	2,167	(1,564)
VanEck VIP Emerging Markets Bond Fund+	12	22	(10)
VanEck VIP Global Hard Assets Fund	381	1,143	(762)
Wells Fargo VT Index Asset Allocation Fund	20	2,978	(2,958)
Wells Fargo VT International Equity Fund	—	333	(333)
Wells Fargo VT Small Cap Growth Fund	168	3,226	(3,058)
Wells Fargo VT Discovery Fund	652	1,849	(1,197)
Wells Fargo VT Opportunity Fund	1,230	2,234	(1,004)
Voya Global High Dividend Low Volatility Portfolio+	75	2,372	(2,297)
NVIT Emerging Markets Fund	600	1,468	(868)
Neuberger Berman AMT Sustainable Equity Portfolio	198	1,118	(920)

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2019 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase(Decrease)
American Century VP Balanced Fund	920	942	(22)
American Century VP Capital Appreciation Fund	646	506	140
AB VPS International Growth Portfolio	623	3,566	(2,943)
Invesco V.I. Core Equity Fund	365	13,424	(13,059)
Invesco V.I. International Growth Fund	116	1,584	(1,468)
Invesco V.I. Government Money Market Fund	125,326	411,276	(285,950)
AB VPS Large Cap Growth Portfolio	111	1,413	(1,302)
Wells Fargo VT Omega Growth Fund	691	17,654	(16,963)
Federated Fund for U.S. Government Securities II	1,040	2,884	(1,844)
Federated High Income Bond Fund II	2,325	5,715	(3,390)
Federated Government Money Fund II	19,046	21,865	(2,819)
Federated Quality Bond Fund II	5,944	4,456	1,488
Federated Managed Volatility Fund II	5,690	80,733	(75,043)
Federated Kaufmann Fund II	8,500	28,633	(20,133)
Hartford Balanced HLS Fund	205,307	1,127,569	(922,262)
Hartford Total Return Bond HLS Fund	287,749	638,878	(351,129)
Hartford Capital Appreciation HLS Fund	126,026	500,548	(374,522)
Hartford Dividend and Growth HLS Fund	169,987	430,821	(260,834)
Hartford Global Growth HLS Fund	6,170	104,915	(98,745)
Hartford Disciplined Equity HLS Fund	6,717	87,739	(81,022)
Hartford Growth Opportunities HLS Fund	79,437	1,479,420	(1,399,983)
Hartford High Yield HLS Fund	10,549	39,831	(29,282)
Hartford International Opportunities HLS Fund	104,810	1,086,873	(982,063)
Hartford MidCap Growth HLS Fund	14,635	46,714	(32,079)
Hartford MidCap Value HLS Fund	5,901	102,423	(96,522)
Hartford Ultrashort Bond HLS Fund	742,486	935,876	(193,390)
Hartford SmallCap Growth HLS Fund	9,313	77,690	(68,377)
Hartford Stock HLS Fund	86,687	176,216	(89,529)
Hartford U.S. Government Securities HLS Fund	33,824	73,980	(40,156)
Hartford Value HLS Fund	243,102	1,181,769	(938,667)
VY® JPMorgan Emerging Markets Equity Portfolio	2,653	5,465	(2,812)
Invesco V.I. Health Care Fund	1	4,472	(4,471)
Invesco V.I. Technology Fund	1,323	4,280	(2,957)
MFS® Growth Series	4,156	7,262	(3,106)
MFS® High Yield Portfolio	2,715	13,214	(10,499)
MFS® Strategic Income Portfolio	1,473	297	1,176
BlackRock S&P 500 Index V.I. Fund	80,506	448,132	(367,626)
Neuberger Berman AMT Short Duration Bond Portfolio	438	496	(58)
Pioneer Fund VCT Portfolio	474	1,168	(694)
DWS CROCI® International VIP	184	1,966	(1,782)
Pioneer Select Mid Cap Growth VCT Portfolio	377	1,532	(1,155)
VanEck VIP Unconstrained Emerging Markets Bond Fund	11	22	(11)
VanEck VIP Global Hard Assets Fund	52	1,034	(982)
Wells Fargo VT Index Asset Allocation Fund	109	12,873	(12,764)
Wells Fargo VT International Equity Fund	1	4,986	(4,985)
Wells Fargo VT Small Cap Growth Fund	388	4,175	(3,787)
Wells Fargo VT Discovery Fund	691	634	57
Wells Fargo VT Opportunity Fund	1	676	(675)
VOYA Global Equity Portfolio	149	2,399	(2,250)
NVIT Emerging Markets Fund	214	1,726	(1,512)
Neuberger Berman AMT Sustainable Equity Portfolio	42,369	3,993	38,376

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2020. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger. Corporate actions are identified for only the current year, prior years’ corporate actions are disclosed in the respective year’s report.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Balanced Fund
2020	14,409	$46.802498	to	$46.802498	$674,368	0.45%	to	0.45%	1.18%	to	1.18%	12.02%	to	12.02%
2019	15,001	$41.779788	to	$41.779788	$626,745	0.45%	to	0.45%	1.55%	to	1.55%	19.31%	to	19.31%
2018	15,023	$35.016715	to	$35.016715	$526,044	0.45%	to	0.45%	1.37%	to	1.37%	(4.26)%	to	(4.26)%
2017	18,649	$36.575388	to	$36.575388	$682,077	0.45%	to	0.45%	1.53%	to	1.53%	13.40%	to	13.40%
2016	21,066	$32.253865	to	$32.253865	$679,440	0.45%	to	0.45%	1.58%	to	1.58%	6.51%	to	6.51%
American Century VP Capital Appreciation Fund
2020	3,264	$76.252223	to	$76.252223	$248,883	0.45%	to	0.45%	—%	to	—%	41.82%	to	41.82%
2019	3,143	$53.768143	to	$53.768143	$168,998	0.45%	to	0.45%	—%	to	—%	34.96%	to	34.96%
2018	3,003	$39.841347	to	$39.841347	$119,638	0.45%	to	0.45%	—%	to	—%	(5.62)%	to	(5.62)%
2017	3,164	$42.214726	to	$42.214726	$133,585	0.45%	to	0.45%	—%	to	—%	21.24%	to	21.24%
2016	5,437	$34.817859	to	$34.817859	$189,308	0.45%	to	0.45%	—%	to	—%	2.77%	to	2.77%
AB VPS International Growth Portfolio
2020	15,961	$14.795446	to	$14.795446	$236,149	0.45%	to	0.45%	1.36%	to	1.36%	29.36%	to	29.36%
2019	17,001	$11.437596	to	$11.437596	$194,446	0.45%	to	0.45%	0.55%	to	0.55%	26.95%	to	26.95%
2018	19,944	$9.009225	to	$9.009225	$179,680	0.45%	to	0.45%	0.48%	to	0.48%	(17.78)%	to	(17.78)%
2017	38,880	$10.957487	to	$10.957487	$426,028	0.45%	to	0.45%	1.20%	to	1.20%	34.42%	to	34.42%
2016	32,376	$8.151929	to	$8.151929	$263,934	0.45%	to	0.45%	—%	to	—%	(7.29)%	to	(7.29)%
Invesco V.I. Core Equity Fund
2020	67,376	$24.340114	to	$45.421419	$1,699,985	0.45%	to	1.40%	1.21%	to	1.34%	12.27%	to	13.34%
2019	77,373	$21.680276	to	$40.075446	$1,748,053	0.45%	to	1.40%	0.92%	to	0.97%	27.17%	to	28.39%
2018	90,432	$17.047789	to	$31.214866	$1,599,272	0.45%	to	1.40%	0.89%	to	0.89%	(10.66)%	to	(9.80)%
2017	98,633	$19.080856	to	$34.606963	$1,953,929	0.45%	to	1.40%	1.00%	to	1.07%	11.60%	to	12.67%
2016	112,085	$17.097254	to	$30.716284	$2,004,982	0.45%	to	1.40%	0.77%	to	0.87%	8.73%	to	9.77%
Invesco V.I. International Growth Fund
2020	18,975	$25.571344	to	$25.571344	$485,220	1.40%	to	1.40%	2.21%	to	2.21%	12.41%	to	12.41%
2019	24,570	$22.748095	to	$22.748095	$558,938	1.40%	to	1.40%	1.59%	to	1.59%	26.79%	to	26.79%
2018	26,038	$17.942000	to	$17.942000	$467,174	1.40%	to	1.40%	1.97%	to	1.97%	(16.16)%	to	(16.16)%
2017	31,911	$21.399730	to	$21.399730	$682,866	1.40%	to	1.40%	1.42%	to	1.42%	21.29%	to	21.29%
2016	34,392	$17.642986	to	$17.642986	$606,763	1.40%	to	1.40%	1.31%	to	1.31%	(1.84)%	to	(1.84)%
Invesco V.I. Government Money Market Fund
2020	864,297	$9.082139	to	$10.100226	$8,171,888	0.45%	to	1.85%	0.24%	to	0.30%	(1.54)%	to	(0.16)%
2019	845,919	$9.224586	to	$10.116003	$8,084,608	0.45%	to	1.85%	1.89%	to	2.08%	0.03%	to	1.44%
2018	1,131,869	$9.221846	to	$9.972408	$10,748,994	0.45%	to	1.85%	1.60%	to	1.73%	(0.31)%	to	1.09%
2017	1,095,865	$9.250646	to	$9.864478	$10,360,799	0.45%	to	1.85%	0.57%	to	0.59%	(1.28)%	to	0.11%
2016	1,193,054	$9.370614	to	$9.853471	$11,370,972	0.45%	to	1.85%	0.08%	to	0.09%	(1.74)%	to	(0.35)%
AB VPS Large Cap Growth Portfolio
2020	13,342	$106.234770	to	$106.234770	$1,417,364	0.45%	to	0.45%	—%	to	—%	34.88%	to	34.88%
2019	15,037	$78.764595	to	$78.764595	$1,184,380	0.45%	to	0.45%	—%	to	—%	34.09%	to	34.09%
2018	16,339	$58.739089	to	$58.739089	$959,740	0.45%	to	0.45%	—%	to	—%	2.12%	to	2.12%
2017	16,788	$57.520608	to	$57.520608	$965,629	0.45%	to	0.45%	—%	to	—%	31.39%	to	31.39%
2016	16,089	$43.777461	to	$43.777461	$704,312	0.45%	to	0.45%	—%	to	—%	2.17%	to	2.17%
Wells Fargo VT Omega Growth Fund
2020	107,415	$48.868847	to	$48.868847	$5,249,243	1.40%	to	1.40%	—%	to	—%	41.20%	to	41.20%
2019	119,439	$34.610615	to	$34.610615	$4,133,843	1.40%	to	1.40%	—%	to	—%	35.14%	to	35.14%
2018	136,402	$25.610558	to	$25.610558	$3,493,337	1.40%	to	1.40%	—%	to	—%	(1.12)%	to	(1.12)%
2017	160,690	$25.900109	to	$25.900109	$4,161,891	1.40%	to	1.40%	0.01%	to	0.01%	32.73%	to	32.73%
2016	191,822	$19.513858	to	$19.513858	$3,743,178	1.40%	to	1.40%	—%	to	—%	(0.88)%	to	(0.88)%
Federated Hermes Fund for U.S. Government Securities II+
2020	37,401	$17.023919	to	$24.046053	$774,380	0.45%	to	1.40%	1.52%	to	2.50%	3.75%	to	4.74%
2019	19,604	$16.408594	to	$22.957844	$337,394	0.45%	to	1.40%	2.04%	to	2.45%	4.43%	to	5.42%
2018	21,448	$15.713102	to	$21.776910	$348,548	0.45%	to	1.40%	2.42%	to	3.98%	(0.94)%	to	—%
2017	28,821	$15.862692	to	$21.776381	$502,690	0.45%	to	1.40%	1.87%	to	2.46%	0.51%	to	1.47%
2016	52,050	$15.782576	to	$21.461562	$961,017	0.45%	to	1.40%	2.76%	to	3.14%	0.19%	to	1.15%
Federated Hermes High Income Bond Fund II+
2020	56,368	$26.816946	to	$42.109799	$1,615,580	0.45%	to	1.40%	6.20%	to	6.37%	4.12%	to	5.11%
2019	66,258	$25.755522	to	$40.060880	$1,830,103	0.45%	to	1.40%	5.82%	to	6.01%	12.95%	to	14.03%
2018	69,648	$22.802154	to	$35.131997	$1,691,650	0.45%	to	1.40%	8.23%	to	9.64%	(4.63)%	to	(3.72)%
2017	77,425	$23.909531	to	$36.489819	$1,977,673	0.45%	to	1.40%	6.82%	to	7.43%	5.45%	to	6.46%
2016	92,002	$22.672877	to	$34.275408	$2,286,768	0.45%	to	1.40%	6.15%	to	6.30%	13.22%	to	14.30%
Federated Hermes Government Money Fund II+
2020	61,067	$7.369148	to	$10.896918	$653,007	1.20%	to	1.40%	0.20%	to	0.21%	(1.19)%	to	(0.99)%
2019	58,851	$7.457804	to	$11.005977	$634,848	1.20%	to	1.40%	1.62%	to	1.84%	0.23%	to	0.43%
2018	61,670	$7.440688	to	$10.958779	$662,525	1.20%	to	1.40%	1.23%	to	1.25%	(0.16)%	to	0.04%
2017	68,827	$7.452328	to	$10.953993	$738,186	1.20%	to	1.40%	0.30%	to	0.36%	(1.08)%	to	(0.88)%
2016	80,297	$7.533846	to	$11.051694	$873,900	1.20%	to	1.40%	—%	to	—%	(1.39)%	to	(1.19)%
Federated Hermes Quality Bond Fund II+
2020	57,724	$20.691383	to	$21.558904	$1,219,995	1.20%	to	1.40%	2.77%	to	2.77%	6.62%	to	6.83%
2019	59,035	$19.407327	to	$20.180626	$1,168,303	1.20%	to	1.40%	2.86%	to	2.86%	7.92%	to	8.14%
2018	57,547	$17.982715	to	$18.661911	$1,054,596	1.20%	to	1.40%	3.07%	to	3.11%	(1.97)%	to	(1.78)%
2017	58,714	$18.345002	to	$18.999845	$1,096,046	1.20%	to	1.40%	3.24%	to	3.30%	2.59%	to	2.79%
2016	60,120	$17.882017	to	$18.483332	$1,092,878	1.20%	to	1.40%	3.30%	to	3.58%	2.38%	to	2.59%
Federated Hermes Managed Volatility Fund II+
2020	592,708	$17.091203	to	$32.316859	$10,460,555	0.45%	to	1.40%	2.52%	to	2.60%	(0.47)%	to	0.48%
2019	643,309	$17.172190	to	$32.163028	$11,386,425	0.45%	to	1.40%	2.07%	to	2.11%	18.56%	to	19.69%
2018	718,352	$14.484222	to	$26.872285	$10,697,119	0.45%	to	1.40%	2.31%	to	2.59%	(9.77)%	to	(8.90)%
2017	435,280	$16.051755	to	$29.498824	$7,185,682	0.45%	to	1.40%	3.82%	to	4.06%	16.47%	to	17.58%
2016	504,372	$13.781982	to	$25.088295	$7,123,139	0.45%	to	1.40%	4.77%	to	4.93%	6.19%	to	7.21%
Federated Hermes Kaufmann Fund II+
2020	224,364	$40.061990	to	$40.952717	$9,110,072	1.20%	to	1.40%	—%	to	—%	27.00%	to	27.26%
2019	239,516	$31.543829	to	$32.180772	$7,647,355	1.20%	to	1.40%	—%	to	—%	31.33%	to	31.59%
2018	259,649	$24.019149	to	$24.455267	$6,305,428	1.20%	to	1.40%	—%	to	—%	2.90%	to	3.10%
2017	285,174	$23.343188	to	$23.719544	$6,720,153	1.20%	to	1.40%	—%	to	—%	26.55%	to	26.80%
2016	323,634	$18.446377	to	$18.706377	$6,017,263	1.20%	to	1.40%	—%	to	—%	2.22%	to	2.42%
Hartford Balanced HLS Fund
2020	5,927,727	$23.862965	to	$29.603844	$54,118,500	1.25%	to	1.85%	1.57%	to	1.62%	9.57%	to	10.23%
2019	6,544,294	$21.778707	to	$26.856544	$54,321,091	1.25%	to	1.85%	1.86%	to	1.88%	20.55%	to	21.27%
2018	7,466,556	$18.066616	to	$22.145722	$51,107,139	1.25%	to	1.85%	1.74%	to	1.80%	(6.98)%	to	(6.42)%
2017	8,348,067	$19.421982	to	$23.664595	$61,319,334	1.25%	to	1.85%	2.23%	to	2.25%	13.47%	to	14.16%
2016	9,387,575	$17.115960	to	$20.730160	$60,641,189	1.25%	to	1.85%	2.63%	to	2.76%	4.09%	to	4.72%
Hartford Total Return Bond HLS Fund+
2020	5,809,490	$19.519028	to	$22.127794	$27,438,821	1.25%	to	1.85%	3.34%	to	3.40%	7.03%	to	7.67%
2019	4,416,336	$18.237099	to	$20.550906	$19,740,564	1.25%	to	1.85%	3.90%	to	3.91%	8.62%	to	9.28%
2018	4,767,465	$16.789305	to	$18.806271	$19,531,452	1.25%	to	1.85%	3.74%	to	3.76%	(2.63)%	to	(2.04)%
2017	5,417,320	$17.241995	to	$19.197797	$22,801,104	1.25%	to	1.85%	2.83%	to	2.88%	3.23%	to	3.85%
2016	5,936,275	$16.702328	to	$18.485680	$24,200,624	1.25%	to	1.85%	2.48%	to	2.52%	2.58%	to	3.20%
Hartford Capital Appreciation HLS Fund
2020	2,646,522	$5.380782	to	$5.991844	$15,415,549	1.25%	to	1.85%	0.76%	to	0.97%	19.68%	to	20.40%
2019	2,852,290	$4.495936	to	$4.976588	$13,838,647	1.25%	to	1.85%	1.17%	to	1.19%	28.88%	to	29.65%
2018	3,226,812	$3.488601	to	$3.838468	$12,093,770	1.25%	to	1.85%	0.87%	to	0.88%	(8.66)%	to	(8.11)%
2017	3,573,990	$3.819481	to	$4.177379	$14,588,485	1.25%	to	1.85%	1.05%	to	1.11%	19.90%	to	20.62%
2016	3,977,209	$3.185533	to	$3.463193	$13,464,715	1.25%	to	1.85%	1.06%	to	1.11%	3.59%	to	4.21%

Hartford Dividend and Growth HLS Fund+
2020	6,963,355	$3.684035	to	$10.248073	$29,002,148	1.25%	to	1.85%	3.05%	to	3.38%	5.79%	to	6.43%
2019	3,245,092	$3.482290	to	$9.628925	$12,706,398	1.25%	to	1.85%	1.80%	to	1.81%	26.25%	to	27.01%
2018	3,505,926	$2.758309	to	$3.205920	$10,816,261	1.15%	to	1.85%	0.13%	to	1.87%	(7.06)%	to	(6.40)%
2017	4,162,671	$2.967705	to	$3.425230	$13,851,561	1.15%	to	1.85%	1.57%	to	1.67%	16.19%	to	17.01%
2016	4,696,286	$2.554204	to	$2.927420	$13,370,074	1.15%	to	1.85%	1.97%	to	2.07%	12.78%	to	13.57%
Hartford Global Growth HLS Fund+
2020	—	$30.700788	to	$37.375988	$—	1.25%	to	1.85%	0.66%	to	0.67%	26.74%	to	27.42%
2019	713,552	$24.223694	to	$29.332571	$42,741,177	1.25%	to	1.85%	0.38%	to	0.40%	30.18%	to	30.97%
2018	812,297	$18.607169	to	$22.396758	$37,127,115	1.25%	to	1.85%	0.48%	to	0.51%	(5.57)%	to	(5.00)%
2017	908,272	$19.704703	to	$23.575835	$43,586,149	1.25%	to	1.85%	0.41%	to	0.50%	30.30%	to	31.08%
2016	1,047,517	$15.123119	to	$17.986028	$38,155,406	1.25%	to	1.85%	0.66%	to	0.67%	0.08%	to	0.69%
Hartford Disciplined Equity HLS Fund+
2020	4,999,128	$22.494858	to	$40.026895	$365,668,103	1.25%	to	1.85%	0.36%	to	0.79%	15.88%	to	16.57%
2019	535,462	$19.412578	to	$34.335766	$35,918,376	1.25%	to	1.85%	0.90%	to	0.93%	31.66%	to	32.46%
2018	616,484	$14.744039	to	$25.922391	$31,191,062	1.25%	to	1.85%	0.75%	to	0.79%	(3.79)%	to	(3.21)%
2017	714,051	$15.324869	to	$26.782302	$37,036,096	1.25%	to	1.85%	0.77%	to	1.00%	19.68%	to	20.40%
2016	821,949	$12.804521	to	$22.243885	$35,109,088	1.25%	to	1.85%	0.90%	to	0.96%	3.82%	to	4.45%
Hartford Growth Opportunities HLS Fund+
2020	—	$68.871007	to	$86.384094	$—	1.25%	to	1.85%	—%	to	—%	48.62%	to	49.42%
2019	9,363,887	$46.339124	to	$57.811419	$204,908,844	1.25%	to	1.85%	—%	to	—%	28.29%	to	29.06%
2018	10,763,870	$36.120656	to	$44.793619	$182,530,299	1.25%	to	1.85%	—%	to	—%	(1.32)%	to	(0.72)%
2017	11,978,787	$36.602452	to	$45.119370	$205,249,620	1.25%	to	1.85%	—%	to	—%	28.06%	to	28.83%
2016	13,337,932	$28.582610	to	$35.022847	$178,222,021	1.25%	to	1.85%	0.42%	to	0.43%	(2.32)%	to	(1.73)%
Hartford High Yield HLS Fund+
2020	—	$21.515915	to	$23.163186	$—	1.25%	to	1.85%	9.13%	to	9.23%	0.65%	to	1.20%
2019	269,302	$21.376046	to	$22.889164	$7,747,426	1.25%	to	1.85%	6.00%	to	6.19%	12.95%	to	13.63%
2018	298,584	$18.925022	to	$20.143464	$7,561,590	1.25%	to	1.85%	5.80%	to	5.88%	(5.22)%	to	(4.64)%
2017	329,835	$19.966276	to	$21.124598	$8,766,984	1.25%	to	1.85%	5.71%	to	6.04%	5.63%	to	6.27%
2016	376,813	$18.901560	to	$19.878521	$9,364,553	1.25%	to	1.85%	5.13%	to	6.05%	12.16%	to	12.83%
Hartford International Opportunities HLS Fund
2020	5,589,974	$3.586780	to	$3.994202	$21,763,852	1.25%	to	1.85%	1.96%	to	2.16%	18.24%	to	18.95%
2019	6,290,701	$3.033444	to	$3.357803	$20,626,945	1.25%	to	1.85%	1.79%	to	1.88%	24.11%	to	24.86%
2018	7,272,764	$2.444169	to	$2.689337	$19,121,131	1.25%	to	1.85%	1.84%	to	1.88%	(20.24)%	to	(19.76)%
2017	7,859,732	$3.064266	to	$3.351439	$25,782,386	1.25%	to	1.85%	1.43%	to	1.44%	22.96%	to	23.70%
2016	8,973,528	$2.492132	to	$2.709385	$23,830,466	1.25%	to	1.85%	1.60%	to	1.69%	(0.60)%	to	—%
Hartford MidCap Growth HLS Fund+
2020	—	$45.089254	to	$47.037426	$—	1.25%	to	1.85%	—%	to	—%	23.90%	to	24.57%
2019	309,277	$36.390916	to	$37.759811	$11,404,369	1.25%	to	1.85%	0.52%	to	0.52%	37.22%	to	38.05%
2018	341,356	$26.519163	to	$27.352179	$9,134,321	1.25%	to	1.85%	0.69%	to	0.70%	(11.70)%	to	(11.17)%
2017	380,296	$30.033773	to	$30.791712	$11,475,927	1.25%	to	1.85%	0.75%	to	0.85%	12.33%	to	13.00%
2016	449,839	$26.737363	to	$27.248210	$12,033,832	1.25%	to	1.85%	1.41%	to	1.42%	14.35%	to	15.04%
Hartford MidCap HLS Fund+
2020♦	2,456,131	$11.964111	to	$11.991761	$29,436,177	1.25%	to	1.85%	0.05%	to	0.05%	19.64%	to	19.92%
Hartford MidCap Value HLS Fund+
2020	—	$22.996214	to	$24.479556	$—	1.25%	to	1.85%	0.59%	to	0.63%	(6.20)%	to	(5.69)%
2019	685,138	$24.515678	to	$25.956978	$17,540,060	1.25%	to	1.85%	0.99%	to	1.06%	28.80%	to	29.57%
2018	781,660	$19.034231	to	$20.032759	$15,466,231	1.25%	to	1.85%	0.98%	to	1.03%	(16.14)%	to	(15.63)%
2017	885,518	$22.697164	to	$23.744801	$20,796,574	1.25%	to	1.85%	0.55%	to	0.55%	11.39%	to	12.06%
2016	992,906	$20.376617	to	$21.189679	$20,833,745	1.25%	to	1.85%	0.53%	to	0.54%	10.75%	to	11.42%
Hartford Ultrashort Bond HLS Fund+
2020	9,335,480	$9.747082	to	$10.405540	$18,655,217	0.45%	to	1.85%	1.48%	to	2.41%	(0.42)%	to	0.98%
2019	3,439,955	$9.788308	to	$10.304269	$7,860,307	0.45%	to	1.85%	1.79%	to	1.87%	0.93%	to	2.35%
2018	3,633,345	$9.698259	to	$10.067550	$8,268,856	0.45%	to	1.85%	0.95%	to	1.13%	(0.30)%	to	1.11%
2017	3,947,955	$9.727059	to	$9.957083	$8,460,923	0.45%	to	1.85%	0.74%	to	0.80%	(0.84)%	to	0.56%
2016	4,237,801	$9.809238	to	$9.901599	$9,306,809	0.45%	to	1.85%	0.44%	to	0.47%	(0.89)%	to	0.51%
Hartford SmallCap Growth HLS Fund
2020	499,567	$48.296829	to	$72.860753	$50,845,503	1.25%	to	1.85%	—%	to	—%	30.76%	to	31.54%
2019	562,676	$36.936398	to	$55.389337	$43,716,756	1.25%	to	1.85%	—%	to	—%	33.33%	to	34.13%
2018	631,053	$27.703884	to	$41.295941	$36,513,840	1.25%	to	1.85%	—%	to	—%	(13.32)%	to	(12.80)%
2017	717,024	$31.960764	to	$47.356008	$47,458,107	1.25%	to	1.85%	0.04%	to	0.04%	17.87%	to	18.58%
2016	815,852	$27.114307	to	$39.934853	$45,486,914	1.25%	to	1.85%	0.14%	to	0.15%	10.31%	to	10.98%
Hartford Stock HLS Fund
2020	1,094,617	$4.188771	to	$28.695341	$4,491,572	1.35%	to	1.85%	1.67%	to	1.78%	10.02%	to	10.57%
2019	1,159,561	$3.852909	to	$26.081342	$4,307,968	1.25%	to	1.85%	0.16%	to	1.73%	28.82%	to	29.59%
2018	1,249,090	$2.973126	to	$20.246974	$3,583,771	1.25%	to	1.85%	1.60%	to	1.64%	(1.97)%	to	(1.38)%
2017	1,447,454	$3.014845	to	$20.654733	$4,213,014	1.25%	to	1.85%	0.21%	to	1.96%	17.65%	to	18.36%
2016	1,672,773	$2.547203	to	$17.555878	$4,125,291	1.25%	to	1.85%	1.89%	to	1.96%	5.45%	to	6.08%
Hartford U.S. Government Securities HLS Fund+
2020	—	$14.197738	to	$16.577712	$—	1.25%	to	1.85%	3.17%	to	3.29%	3.98%	to	4.54%
2019	460,667	$13.654387	to	$15.858327	$11,286,382	1.25%	to	1.85%	2.54%	to	2.67%	3.29%	to	3.91%
2018	500,823	$13.219730	to	$15.261679	$11,909,769	1.25%	to	1.85%	2.33%	to	2.50%	(1.00)%	to	(0.41)%
2017	584,717	$13.353392	to	$15.323763	$13,860,189	1.25%	to	1.85%	2.11%	to	2.21%	(0.54)%	to	0.06%
2016	640,318	$13.425716	to	$15.314600	$15,037,899	1.25%	to	1.85%	1.47%	to	1.82%	(0.32)%	to	0.28%
Hartford Value HLS Fund+
2020	—	$2.502050	to	$2.813686	$—	1.25%	to	1.85%	1.73%	to	1.76%	(4.21)%	to	(3.69)%
2019	6,724,723	$2.611993	to	$2.921554	$19,167,771	1.25%	to	1.85%	1.95%	to	2.01%	25.37%	to	26.13%
2018	7,663,390	$2.083422	to	$2.316395	$17,344,214	1.25%	to	1.85%	1.57%	to	1.64%	(11.83)%	to	(11.30)%
2017	8,816,283	$2.362924	to	$2.611411	$22,525,578	1.25%	to	1.85%	1.44%	to	1.72%	13.33%	to	14.01%
2016	10,271,879	$2.085084	to	$2.290574	$23,056,181	1.25%	to	1.85%	1.69%	to	1.70%	11.61%	to	12.28%
VY® JPMorgan Emerging Markets Equity Portfolio
2020	3,963	$34.735217	to	$34.735217	$137,655	0.45%	to	0.45%	0.85%	to	0.85%	33.14%	to	33.14%
2019	30,187	$26.089060	to	$26.089060	$787,526	0.45%	to	0.45%	0.13%	to	0.13%	31.52%	to	31.52%
2018	32,999	$19.836018	to	$19.836018	$654,563	0.45%	to	0.45%	0.86%	to	0.86%	(16.96)%	to	(16.96)%
2017	38,492	$23.887007	to	$23.887007	$919,470	0.45%	to	0.45%	0.66%	to	0.66%	42.71%	to	42.71%
2016	39,974	$16.737716	to	$16.737716	$669,068	0.45%	to	0.45%	1.36%	to	1.36%	12.75%	to	12.75%
Invesco V.I. Health Care Fund
2020	8,555	$73.649958	to	$73.649958	$630,072	0.45%	to	0.45%	0.32%	to	0.32%	13.95%	to	13.95%
2019	8,537	$64.635894	to	$64.635894	$551,805	0.45%	to	0.45%	0.04%	to	0.04%	31.91%	to	31.91%
2018	13,008	$49.000035	to	$49.000035	$637,407	0.45%	to	0.45%	—%	to	—%	0.45%	to	0.45%
2017	16,141	$48.779283	to	$48.779283	$787,345	0.45%	to	0.45%	0.37%	to	0.37%	15.31%	to	15.31%
2016	17,168	$42.303908	to	$42.303908	$726,258	0.45%	to	0.45%	—%	to	—%	(11.86)%	to	(11.86)%
Invesco V.I. Technology Fund
2020	18,064	$60.302103	to	$60.302103	$1,089,344	0.45%	to	0.45%	—%	to	—%	45.46%	to	45.46%
2019	19,167	$41.456355	to	$41.456355	$794,567	0.45%	to	0.45%	—%	to	—%	35.27%	to	35.27%
2018	22,124	$30.647133	to	$30.647133	$678,055	0.45%	to	0.45%	—%	to	—%	(0.90)%	to	(0.90)%
2017	20,731	$30.925706	to	$30.925706	$641,114	0.45%	to	0.45%	—%	to	—%	34.53%	to	34.53%
2016	20,048	$22.988726	to	$22.988726	$460,864	0.45%	to	0.45%	—%	to	—%	(1.20)%	to	(1.20)%
MFS® Growth Series
2020	60,310	$50.578194	to	$102.856831	$3,848,102	0.45%	to	1.40%	—%	to	—%	30.02%	to	31.27%
2019	67,468	$38.898921	to	$78.358131	$3,270,136	0.45%	to	1.40%	—%	to	—%	36.23%	to	37.53%
2018	70,574	$28.554044	to	$56.975737	$2,482,927	0.45%	to	1.40%	0.09%	to	0.09%	1.24%	to	2.21%
2017	74,071	$28.203987	to	$55.744828	$2,515,954	0.45%	to	1.40%	0.10%	to	0.11%	29.58%	to	30.81%
2016	78,381	$21.765899	to	$42.613659	$2,004,725	0.45%	to	1.40%	0.04%	to	0.04%	1.02%	to	1.98%

MFS® High Yield Portfolio
2020	36,153	$13.307584	to	$14.291768	$491,728	0.45%	to	1.40%	5.62%	to	5.65%	3.63%	to	4.61%
2019	39,667	$12.842008	to	$13.661410	$518,318	0.45%	to	1.40%	5.63%	to	6.24%	13.21%	to	14.29%
2018	50,166	$11.343319	to	$11.953081	$574,467	0.45%	to	1.40%	4.35%	to	5.56%	(4.43)%	to	(3.51)%
2017	58,419	$11.868670	to	$12.388408	$701,138	0.45%	to	1.40%	5.83%	to	6.45%	5.20%	to	6.21%
2016	63,675	$11.281561	to	$11.664286	$725,392	0.45%	to	1.40%	6.73%	to	6.91%	12.24%	to	13.31%
MFS® Income Portfolio+
2020	32,421	$13.934971	to	$13.934971	$451,791	0.45%	to	0.45%	4.01%	to	4.01%	8.86%	to	8.86%
2019	18,127	$12.801009	to	$12.801009	$232,045	0.45%	to	0.45%	3.64%	to	3.64%	11.10%	to	11.10%
2018	16,951	$11.522086	to	$11.522086	$195,315	0.45%	to	0.45%	3.99%	to	3.99%	(2.43)%	to	(2.43)%
2017	16,910	$11.808794	to	$11.808794	$199,697	0.45%	to	0.45%	4.46%	to	4.46%	5.76%	to	5.76%
2016	29,474	$11.165624	to	$11.165624	$329,085	0.45%	to	0.45%	2.38%	to	2.38%	7.75%	to	7.75%
BlackRock S&P 500 Index V.I. Fund
2020	3,304,793	$13.285973	to	$13.838901	$44,586,575	0.45%	to	1.85%	1.74%	to	1.83%	16.07%	to	17.71%
2019	3,674,261	$11.446175	to	$11.756828	$42,480,678	0.45%	to	1.85%	1.90%	to	2.08%	28.94%	to	30.75%
2018♦	4,041,887	$8.877389	to	$8.991602	$36,052,664	0.45%	to	1.85%	0.88%	to	0.98%	(11.23)%	to	(10.08)%
Neuberger Berman AMT Short Duration Bond Portfolio
2020	6,019	$17.063560	to	$17.063560	$102,706	0.45%	to	0.45%	2.26%	to	2.26%	2.99%	to	2.99%
2019	6,638	$16.567646	to	$16.567646	$109,975	0.45%	to	0.45%	2.01%	to	2.01%	3.22%	to	3.22%
2018	6,696	$16.050633	to	$16.050633	$107,477	0.45%	to	0.45%	0.71%	to	0.71%	0.57%	to	0.57%
2017	24,910	$15.960099	to	$15.960099	$397,558	0.45%	to	0.45%	1.74%	to	1.74%	0.44%	to	0.44%
2016	19,869	$15.890453	to	$15.890453	$315,722	0.45%	to	0.45%	1.14%	to	1.14%	0.76%	to	0.76%
Pioneer Fund VCT Portfolio
2020	23,307	$39.832887	to	$39.832887	$928,378	0.45%	to	0.45%	0.77%	to	0.77%	23.72%	to	23.72%
2019	23,577	$32.195578	to	$32.195578	$759,092	0.45%	to	0.45%	1.02%	to	1.02%	30.74%	to	30.74%
2018	24,271	$24.625287	to	$24.625287	$597,685	0.45%	to	0.45%	1.14%	to	1.14%	(1.95)%	to	(1.95)%
2017	24,150	$25.115453	to	$25.115453	$606,546	0.45%	to	0.45%	1.20%	to	1.20%	21.17%	to	21.17%
2016	24,165	$20.727255	to	$20.727255	$500,871	0.45%	to	0.45%	1.33%	to	1.33%	9.32%	to	9.32%
DWS CROCI® International VIP
2020	17,455	$19.310127	to	$19.310127	$337,066	1.40%	to	1.40%	3.51%	to	3.51%	1.18%	to	1.18%
2019	19,454	$19.084005	to	$19.084005	$371,264	1.40%	to	1.40%	3.09%	to	3.09%	20.08%	to	20.08%
2018	21,236	$15.892474	to	$15.892474	$337,504	1.40%	to	1.40%	1.02%	to	1.02%	(15.58)%	to	(15.58)%
2017	24,873	$18.826505	to	$18.826505	$468,269	1.40%	to	1.40%	7.17%	to	7.17%	20.27%	to	20.27%
2016	31,295	$15.653815	to	$15.653815	$489,870	1.40%	to	1.40%	10.62%	to	10.62%	(0.66)%	to	(0.66)%
Pioneer Select Mid Cap Growth VCT Portfolio
2020	26,922	$83.536817	to	$83.536817	$2,249,003	0.45%	to	0.45%	—%	to	—%	38.55%	to	38.55%
2019	28,486	$60.295075	to	$60.295075	$1,717,531	0.45%	to	0.45%	—%	to	—%	32.48%	to	32.48%
2018	29,641	$45.511060	to	$45.511060	$1,348,991	0.45%	to	0.45%	—%	to	—%	(6.90)%	to	(6.90)%
2017	30,529	$48.884675	to	$48.884675	$1,492,422	0.45%	to	0.45%	0.08%	to	0.08%	29.44%	to	29.44%
2016	34,549	$37.764925	to	$37.764925	$1,304,721	0.45%	to	0.45%	—%	to	—%	3.27%	to	3.27%
VanEck VIP Emerging Markets Bond Fund+
2020	770	$24.949701	to	$24.949701	$19,208	0.45%	to	0.45%	7.29%	to	7.29%	8.43%	to	8.43%
2019	780	$23.009196	to	$23.009196	$17,957	0.45%	to	0.45%	0.33%	to	0.33%	12.11%	to	12.11%
2018	791	$20.523658	to	$20.523658	$16,250	0.45%	to	0.45%	7.47%	to	7.47%	(6.56)%	to	(6.56)%
2017	805	$21.964215	to	$21.964215	$17,669	0.45%	to	0.45%	3.93%	to	3.93%	11.74%	to	11.74%
2016	1,664	$19.656482	to	$19.656482	$32,692	0.45%	to	0.45%	—%	to	—%	5.94%	to	5.94%
VanEck VIP Global Hard Assets Fund
2020	9,345	$26.874978	to	$26.874978	$251,146	0.45%	to	0.45%	0.93%	to	0.93%	18.58%	to	18.58%
2019	10,107	$22.664471	to	$22.664471	$229,060	0.45%	to	0.45%	—%	to	—%	11.37%	to	11.37%
2018	11,089	$20.351228	to	$20.351228	$225,677	0.45%	to	0.45%	—%	to	—%	(28.60)%	to	(28.60)%
2017	12,220	$28.502729	to	$28.502729	$348,300	0.45%	to	0.45%	—%	to	—%	(2.14)%	to	(2.14)%
2016	23,902	$29.125891	to	$29.125891	$696,191	0.45%	to	0.45%	0.30%	to	0.30%	43.06%	to	43.06%
Wells Fargo VT Index Asset Allocation Fund
2020	57,835	$28.362901	to	$28.362901	$1,640,368	1.40%	to	1.40%	0.82%	to	0.82%	14.97%	to	14.97%
2019	60,793	$24.670205	to	$24.670205	$1,499,785	1.40%	to	1.40%	1.08%	to	1.08%	18.49%	to	18.49%
2018	73,557	$20.821122	to	$20.821122	$1,531,532	1.40%	to	1.40%	0.97%	to	0.97%	(4.25)%	to	(4.25)%
2017	76,189	$21.746203	to	$21.746203	$1,656,817	1.40%	to	1.40%	0.74%	to	0.74%	10.69%	to	10.69%
2016	87,603	$19.646382	to	$19.646382	$1,721,072	1.40%	to	1.40%	0.90%	to	0.90%	6.17%	to	6.17%
Wells Fargo VT International Equity Fund
2020	1,288	$15.528883	to	$15.528883	$19,998	1.40%	to	1.40%	2.72%	to	2.72%	3.47%	to	3.47%
2019	1,621	$15.007900	to	$15.007900	$24,326	1.40%	to	1.40%	2.48%	to	2.48%	13.88%	to	13.88%
2018	6,606	$13.178318	to	$13.178318	$87,061	1.40%	to	1.40%	10.84%	to	10.84%	(18.43)%	to	(18.43)%
2017	7,618	$16.155588	to	$16.155588	$123,069	1.40%	to	1.40%	2.74%	to	2.74%	22.61%	to	22.61%
2016	7,677	$13.176289	to	$13.176289	$101,157	1.40%	to	1.40%	2.80%	to	2.80%	1.86%	to	1.86%
Wells Fargo VT Small Cap Growth Fund
2020	32,462	$66.210880	to	$66.210880	$2,149,321	1.40%	to	1.40%	—%	to	—%	55.59%	to	55.59%
2019	35,520	$42.554193	to	$42.554193	$1,511,524	1.40%	to	1.40%	—%	to	—%	23.10%	to	23.10%
2018	39,307	$34.569795	to	$34.569795	$1,358,832	1.40%	to	1.40%	—%	to	—%	(0.10)%	to	(0.10)%
2017	43,893	$34.604137	to	$34.604137	$1,518,880	1.40%	to	1.40%	—%	to	—%	24.11%	to	24.11%
2016	50,574	$27.881837	to	$27.881837	$1,410,090	1.40%	to	1.40%	—%	to	—%	6.25%	to	6.25%
Wells Fargo VT Discovery Fund
2020	6,272	$138.409753	to	$138.409753	$868,089	0.45%	to	0.45%	—%	to	—%	61.92%	to	61.92%
2019	7,469	$85.479931	to	$85.479931	$638,481	0.45%	to	0.45%	—%	to	—%	38.40%	to	38.40%
2018	7,412	$61.764359	to	$61.764359	$457,795	0.45%	to	0.45%	—%	to	—%	(7.48)%	to	(7.48)%
2017	8,024	$66.757515	to	$66.757515	$535,703	0.45%	to	0.45%	—%	to	—%	28.55%	to	28.55%
2016	6,750	$51.931204	to	$51.931204	$350,556	0.45%	to	0.45%	—%	to	—%	7.16%	to	7.16%
Wells Fargo VT Opportunity Fund
2020	4,108	$29.471419	to	$29.471419	$121,064	1.40%	to	1.40%	0.47%	to	0.47%	19.32%	to	19.32%
2019	5,112	$24.698710	to	$24.698710	$126,257	1.40%	to	1.40%	0.27%	to	0.27%	29.64%	to	29.64%
2018	5,787	$19.051769	to	$19.051769	$110,260	1.40%	to	1.40%	0.18%	to	0.18%	(8.44)%	to	(8.44)%
2017	6,134	$20.807270	to	$20.807270	$127,627	1.40%	to	1.40%	0.68%	to	0.68%	18.76%	to	18.76%
2016	6,681	$17.519732	to	$17.519732	$117,050	1.40%	to	1.40%	2.16%	to	2.16%	10.67%	to	10.67%
Voya Global High Dividend Low Volatility Portfolio+
2020	16,326	$12.970350	to	$12.970350	$211,760	0.45%	to	0.45%	2.23%	to	2.23%	(1.54)%	to	(1.54)%
2019	18,623	$13.172670	to	$13.172670	$245,304	0.45%	to	0.45%	2.53%	to	2.53%	20.87%	to	20.87%
2018	20,873	$10.898385	to	$10.898385	$227,486	0.45%	to	0.45%	4.43%	to	4.43%	(9.52)%	to	(9.52)%
2017	23,563	$12.045261	to	$12.045261	$283,827	0.45%	to	0.45%	1.95%	to	1.95%	22.89%	to	22.89%
2016	22,196	$9.802039	to	$9.802039	$217,566	0.45%	to	0.45%	2.63%	to	2.63%	5.28%	to	5.28%
NVIT Emerging Markets Fund
2020	19,743	$15.433324	to	$15.433324	$304,699	0.45%	to	0.45%	1.63%	to	1.63%	12.41%	to	12.41%
2019	20,611	$13.728960	to	$13.728960	$282,980	0.45%	to	0.45%	2.11%	to	2.11%	22.03%	to	22.03%
2018	22,123	$11.250307	to	$11.250307	$248,886	0.45%	to	0.45%	0.32%	to	0.32%	(18.08)%	to	(18.08)%
2017	26,987	$13.732878	to	$13.732878	$370,609	0.45%	to	0.45%	1.01%	to	1.01%	40.46%	to	40.46%
2016♦	25,248	$9.777140	to	$9.777140	$246,852	0.45	to	0.45	0.80	to	0.80	(2.23)	to	(2.23)
Neuberger Berman AMT Sustainable Equity Portfolio
2020	37,456	$13.430218	to	$13.430218	$503,041	0.45%	to	0.45%	0.62%	to	0.62%	19.03%	to	19.03%
2019♦	38,376	$11.283483	to	$11.283483	$433,022	0.45	to	0.45	0.41	to	0.41	12.83	to	12.83

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

♦ Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized.

7. Subsequent Events:

On January 18, 2021 the Sponsor Company’s indirect owners, Hopmeadow Holdings GP LLC and Hopmeadow Holdings LP, entered into a definitive agreement to merge Hopmeadow Holdings LP with a subsidiary of Sixth Street, a leading global investment firm. The merger is subject to regulatory approvals and other customary closing conditions and is expected to close in the second quarter of 2021. If consummated, the merger would result in a change of ownership and control of the Sponsor Company.

Management has evaluated events subsequent to December 31, 2020 and through April 21, 2021, the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.

FINANCIAL STATEMENTS

INDEX
Financial Statements of Union Security Insurance Company

Statements of Comprehensive Income For Years Ended December 31, 2020, 2019 and 2018.......................................…F-6

Financial Statement Schedules
Schedule I - Summary of Investments Other Than Investments in Related Parties as of December 31, 2020....................F-37
Schedule III - Supplementary Insurance Information as of December 31, 2020, 2019 and 2018 and for the years then ended............................................................................................................................................................................F-38
Schedule IV - Reinsurance as of December 31, 2020, 2019 and 2018 and for the years then ended................................F-39
Schedule V - Valuation and Qualifying Accounts as of December 31, 2020, 2019 and 2018 and for the years then ended............................................................................................................................................................................F-40

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Union Security Insurance Company

Opinion on the Financial Statements
We have audited the accompanying balance sheets of Union Security Insurance Company (the “Company”) as of December 31, 2020 and 2019, and the related statements of operations, of comprehensive income, of changes in stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2020, including the related notes and financial statement schedules listed in the index on the preceding page (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters
The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Valuation of Claims and Benefits Payable Reserves for Short Duration Insurance Contracts
As described in Note 2 to the financial statements, the Company maintains claims and benefits payable reserves for short duration insurance contracts. Reserves are established using generally accepted actuarial methods and reflect judgments about expected future claim payments. The reserve liability is based on the expected ultimate cost of settling the claims. As of December 31, 2020, the Company’s total liability for claims and benefits payable was $1.0 billion, which included $450.8 million of liabilities for short duration contracts. Claims and benefits payable reserves include case reserves for known but unpaid claims as of the balance sheet date; incurred but not reported reserves for claims where the insured event has occurred but has not been reported as of the balance sheet date; and loss adjustment expense reserves for the expected handling costs of settling the claims. Factors used in the calculation of the reserves include experience derived from historical claim payments and actuarial assumptions including loss development factors and expected loss ratios.

The principal considerations for our determination that performing procedures relating to the valuation of claims and benefits payable reserves for short duration insurance contracts is a critical audit matter are (i) the significant judgment by management when determining their estimates, which led to a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the actuarial methods and projected loss development factors and expected loss ratio assumptions; and (ii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of controls relating to the valuation of claims and benefits payable reserves for short duration insurance contracts, including controls over the selection of actuarial methods, completeness and accuracy of claims data and the development of the significant assumptions. On a test basis, these procedures also included, among others, testing the completeness and accuracy of historical claims data provided by management and the involvement of professionals with specialized skill and knowledge to assist in testing management’s process for determining the estimates by evaluating the appropriateness of management’s actuarial methods and the reasonableness of projected loss development factors and expected loss ratio assumptions.

Valuation of Future Policy Benefits and Claims and Benefits Payable for Certain Long Duration Insurance Contracts
As described in Note 2 to the financial statements, the Company maintains future policy benefits and expense reserves for variable life insurance policies and investment-type annuity contracts of the disposed and runoff businesses consisting of policy account balances before applicable surrender charges and certain deferred policy initiation fees. The Company maintains future policy benefits and expense reserves for certain preneed life insurance contracts, for policies fully covered by reinsurance and certain life, annuity and group life conversion policies no longer offered which are equal to the present value of future benefits to policyholders plus related expenses less the present value of future net premiums. The Company also maintains claims and benefits payable for policies fully covered by reinsurance and certain life, annuity, group life conversion, and medical insurance policies no longer offered which are equal to the present value of future benefit payments and related expenses. As of December 31, 2020, the Company’s total future policy benefits and expenses reserve was $2.9 billion, which included $2.1 billion of liabilities for business disposed through reinsurance and in runoff and $771.5 million of liabilities for preneed long duration contracts estimated using traditional contracts reserving models. As of December 31, 2020, the Company’s total liability for claims and benefits payable was $1.0 billion, which included $560.5 million of liabilities for long duration business disposed through reinsurance and in runoff. Factors used in the calculation of the reserves include experience derived from historical claim payments, expected future premiums and actuarial assumptions. The reserve assumptions include mortality, morbidity, inflation, margin, withdrawal and discount rates for future policy benefits and expense reserves, and inflation, mortality, morbidity, and discount rates for claims and benefits payable that are based on the Company’s experience.

The principal considerations for our determination that performing procedures relating to the valuation of future policy benefits and expenses and claims and benefits payable for certain long duration insurance contracts is a critical audit matter are (i) the significant judgment by management when determining their estimates, which led to a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the actuarial methods and mortality, morbidity and discount rate assumptions; and (ii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of controls relating to the valuation of future policy benefits and expenses, as well as claims and benefits payable for certain long duration contracts, including controls over the selection of actuarial methods, completeness and accuracy of data and the development of significant assumptions. On a test basis, these procedures also included, among others, testing management’s process for determining the estimates, which included testing the completeness and accuracy of historical claims data provided by management and the involvement of professionals with specialized skill and knowledge to assist in evaluating the reasonableness of management’s mortality, morbidity and discount rate assumptions for future policy benefits and expenses and claims and benefits payable. These professionals with specialized skill and knowledge also assisted in evaluating the appropriateness of the actuarial methods used, which included performing testing of the valuation models for future policy benefits and expense reserves.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 15, 2021

We have served as the Company's auditor since 2000.

Union Security Insurance Company
Balance Sheets

	December 31,
	2020	2019
	(in millions except per share and share amounts)
Assets
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost — $722.0 in 2020 and $760.8 in 2019)	$961.8	$956.7
Equity securities at fair value	69.8	75.3
Commercial mortgage loans on real estate, at amortized cost	43.9	47.4
Policy loans	5.3	5.6
Other investments	38.9	29.4
Total investments	1,119.7	1,114.4
Cash and cash equivalents	4.1	6.2
Reinsurance recoverables	3,227.5	3,260.1
Accrued investment income	10.6	11.2
Other assets	30.2	31.4
Assets held in separate accounts	2,011.3	1,661.8
Total assets	$6,403.4	$6,085.1
Liabilities
Future policy benefits and expenses	$2,912.2	$2,958.5
Unearned premiums	36.2	42.0
Claims and benefits payable	1,026.4	1,054.5
Deferred gain on disposal of businesses	26.9	35.5
Accounts payable and other liabilities	55.4	53.4
Liabilities related to separate accounts	2,011.3	1,661.8
Total liabilities	6,068.4	5,805.7
Commitments and contingencies (Note 13)
Stockholder's equity
Common stock, par value $5 per share, 1,000,000 shares authorized, issued, and outstanding	5.0	5.0
Additional paid-in capital	67.2	55.9
Retained earnings	76.1	67.2
Accumulated other comprehensive income	186.7	151.3
Total stockholder's equity	335.0	279.4
Total liabilities and stockholder's equity	$6,403.4	$6,085.1

See the accompanying Notes to Financial Statements

Union Security Insurance Company
Statements of Operations

	Years Ended December 31,
	2020	2019	2018
	(in millions)
Revenues
Net earned premiums	$4.6	$5.1	$4.8
Net investment income	53.6	59.3	64.6
Net realized gains (losses) on investments	1.5	9.4	(1.4)
Amortization of deferred gains on disposal of businesses	8.6	15.7	53.6
Fees and other income	31.0	31.2	33.1
Total revenues	99.3	120.7	154.7
Benefits, losses and expenses
Policyholder benefits	56.4	56.6	63.1
Underwriting, general and administrative expenses	9.3	8.4	9.9
Total benefits, losses and expenses	65.7	65.0	73.0
Income before provision for income taxes	33.6	55.7	81.7
Provision for income taxes	5.4	10.8	16.7
Net income	$28.2	$44.9	$65.0

See the accompanying Notes to Financial Statements

Union Security Insurance Company
Statements of Comprehensive Income

	Years Ended December 31,
	2020	2019	2018
	(in millions)
Net income	$28.2	$44.9	$65.0
Other comprehensive income (loss):
Change in unrealized gains on securities, net of taxes of $(9.2) million, $(18.1) million, and $16.5 million, respectively	34.5	68.0	(62.1)
Change in other-than-temporary impairment losses recognized in other comprehensive income, net of taxes of $(0.2) million, $(0.3) million, and $0.6 million, respectively	0.9	1.0	(2.4)
Total other comprehensive income (loss)	35.4	69.0	(64.5)
Total comprehensive income	$63.6	$113.9	$0.5

See the accompanying Notes to Financial Statements

Union Security Insurance Company
Statements of Changes in Stockholder's Equity
Years Ended December 31, 2020, 2019 and 2018

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total
	(in millions)
Balance, January 1, 2018	$5.0	$55.9	$17.9	$128.2	$207.0
Net income	—	—	65.0	—	65.0
Dividends to Parent	—	—	(15.0)	—	(15.0)
Other comprehensive loss	—	—	—	(64.5)	(64.5)
Cumulative effect of change in accounting principles, net of taxes (1)	—	—	(18.6)	18.6	—
Balance, December 31, 2018	$5.0	$55.9	$49.3	$82.3	$192.5
Net income	—	—	44.9	—	44.9
Dividends to Parent	—	—	(27.0)	—	(27.0)
Other comprehensive income	—	—	—	69.0	69.0
Balance, December 31, 2019	$5.0	$55.9	$67.2	$151.3	$279.4
Cumulative effect of change in accounting principles, net of taxes (2)	—	—	(1.3)	—	(1.3)
Net income	—	—	28.2	—	28.2
Dividends to Parent	—	—	(18.0)	—	(18.0)
Parental loan extinguishment (3)	—	11.3	—	—	11.3
Other comprehensive income	—	—	—	35.4	35.4
Balance, December 31, 2020	$5.0	$67.2	$76.1	$186.7	$335.0

(1) Amounts relate to: (i) the requirement to recognize the changes in fair value of equity securities directly within income (resulting in a reclassification of unrealized gains as of January 1, 2018 between accumulated other comprehensive income (“AOCI”) and retained earnings); and (ii) the reclassification from AOCI to retained earnings for stranded tax effects resulting from the U.S. Tax Cuts and Jobs Act. See Note 2 for additional information.

(2) Amount relates to the adoption of a new accounting standard for accounting for expected credit losses for assets held at amortized cost, which established allowances for such expected credit losses as of January 1, 2020. See Note 2 for additional information.

(3) Amount relates to a loan from Parent that was extinguished during 2020, which in accordance with ASC 470, Debt, was treated as a capital transaction given it was between related entities.
See the accompanying Notes to Financial Statements

Union Security Insurance Company
Statements of Cash Flows

	Years Ended December 31,
	2020	2019	2018
	(in millions)
Operating activities
Net income	$28.2	$44.9	$65.0
Adjustments to reconcile net income to net cash used in operating activities:
Noncash revenues, expenses, gains and losses included in income:
Deferred tax expense	5.0	2.0	7.2
Amortization of deferred gains on disposal of businesses	(8.6)	(15.7)	(53.6)
Depreciation and amortization	(0.6)	(0.7)	(0.6)
Net realized (gains) losses on investments	(1.5)	(9.4)	1.4
Changes in operating assets and liabilities:
Change in reinsurance recoverable	0.6	10.7	(5.4)
Change in insurance policy reserves and expenses	(56.8)	(55.2)	(59.8)
Change in other assets and other liabilities	6.2	(3.8)	(1.2)
Change in taxes payable	(2.5)	(0.6)	8.1
Other	1.9	(2.5)	2.8
Net cash used in operating activities	(28.1)	(30.3)	(36.1)
Investing activities
Sales of:
Fixed maturity securities available for sale	27.4	93.7	177.7
Equity securities	8.3	23.3	9.5
Other invested assets	4.4	11.7	27.3
Maturities, calls, prepayments, and scheduled redemption of:
Fixed maturity securities available for sale	37.6	43.8	32.6
Commercial mortgage loans on real estate	3.4	7.2	33.1
Purchases of:
Fixed maturity securities available for sale	(23.3)	(121.1)	(179.6)
Equity securities	(1.0)	(8.9)	(10.6)
Commercial mortgage loans on real estate	—	—	(8.6)
Other invested assets	(0.9)	(6.7)	(15.3)
Change in short-term investments	(12.2)	14.7	(12.8)
Change in policy loans	0.3	0.4	0.7
Net cash provided by investing activities	44.0	58.1	54.0
Financing activities
Cash dividends paid	(18.0)	(27.0)	(15.0)
Net cash used in financing activities	(18.0)	(27.0)	(15.0)
Change in cash and cash equivalents	(2.1)	0.8	2.9
Cash and cash equivalents at beginning of period	6.2	5.4	2.5
Cash and cash equivalents at end of period	$4.1	$6.2	$5.4
Supplemental information:
Income taxes paid	$3.5	$9.4	$4.0

See the accompanying Notes to Financial Statements

Notes to Financial Statements
(In millions except number of shares, per share amounts, number of securities and number of loans)
1. NATURE OF OPERATIONS AND ITEMS IMPACTING BASIS OF PRESENTATION
Overview: Union Security Insurance Company (the “Company”) is a provider of pre-funded funeral insurance ("preneed") products and accidental death and dismemberment policies. Prior to March 2016, the Company was also a provider of life and health insurance products, including group insurance products. In March 2016, Assurant, Inc. ("Assurant" or the "Parent") sold its Assurant Employee Benefits ("AEB") segment mainly through a series of reinsurance transactions with the United States branch of Sun Life Assurance Company of Canada ("Sun Life"), a subsidiary of Sun Life Financial Inc. The sale of AEB had a material impact to the results of operations, cash flows and financial condition of the Company. The Company's financial statements also reflect the assets, liabilities and activity associated with businesses that were sold through reinsurance and coinsurance arrangements. In 2001, Assurant entered into a reinsurance agreement with Talcott Resolution (formerly owned by The Hartford) for the sale of the Fortis Financial Group ("FFG") division. In 2000, the Company divested its Long-Term Care ("LTC") operations to John Hancock Life Insurance Company, a subsidiary of Manulife Financial Corporation ("John Hancock"). Assets supporting liabilities ceded relating to these businesses are mainly held in trusts and the separate accounts relating to FFG are still reflected in the Company's balance sheet.
The Company is a wholly-owned subsidiary of the Parent. The Parent’s common stock is traded on the New York Stock Exchange under the symbol "AIZ".
The Company distributes its products in the District of Columbia and in all U.S. states except New York.
Sale of Assurant Employee Benefits: As referenced above, on March 1, 2016, the Parent completed the sale of its Assurant Employee Benefits segment through a series of transactions with Sun Life. The transaction was primarily structured as a reinsurance arrangement, as well as the sale of certain legal entities that included a ceding commission and other consideration. The reinsurance transaction did not extinguish the Company's primary liability on the policies it has issued or assumed, thus any gains associated with the prospective component of the reinsurance transaction are deferred and amortized over the contract period, including contractual renewal periods, in proportion to the amount of insurance coverage provided. The Company also had an obligation to continue to write and renew certain policies for a period of time until Sun Life commenced policy writing and renewal.
The Company was required to allocate the proceeds considering the relative fair value of transaction components. Most of the expected gains resulting from the transaction related to compensation for the in-force policies (prospective component), sales of net assets underlying the continuing business, as well as the future compensation for performance obligations to write and renew certain policies for a period of time. The terms "deferred gain" and "amortization of deferred gain" broadly reflect the multiple transaction elements and earnings thereof, inclusive of the expected and actual income resulting from the reinsurance subject to prospective accounting, income expected to be earned related to the deferred gains associated with long-duration contracts, and the expected recognition of deferred revenues associated with our performance obligations.
The following represents a summary of the deferred gain related to Assurant Employee Benefits that was amortized within the Financial Statements:

	Years Ended December 31,
	2020	2019	2018
Amortization of deferred gains	$2.3	$13.6	$46.4
The remaining unamortized deferred gain related to Assurant Employee Benefits as of December 31, 2020 was $0.2 million.
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Amounts are presented in United States of America (“U.S.”) dollars and all amounts are in millions, except for number of shares, per share amounts, number of securities and number of loans.
Use of Estimates
The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts. The items affected by the use of estimates include but are not limited to, investments, reinsurance recoverables, other assets, future policy benefits and expenses, unearned premiums, claims and benefits payable, deferred gain on disposal of businesses, and commitments and contingencies. The estimates are sensitive to market conditions, investment yields, mortality, morbidity, commissions and other acquisition expenses, policyholder behavior and other factors. Actual results could differ from the estimates recorded. The Company believes all amounts reported are reasonable and adequate.
Fair Value
The Company uses an exit price for its fair value measurements. An exit price is defined as the amount received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In measuring fair value, the Company gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. See Note 5 for additional information.
Investments
Fixed maturity securities are classified as available-for-sale as defined in the investments guidance and are reported at fair value. If the fair value is higher than the amortized cost for fixed maturity securities, the excess is an unrealized gain; and, if lower than amortized cost, the difference is an unrealized loss. Net unrealized gains and losses on securities classified as available-for-sale, less deferred income taxes, are included in AOCI.
Effective January 1, 2020, the Company adopted certain changes to the accounting and reporting for impairments involving available for sale securities, including presentation of credit-related impairments as an allowance rather than as an other-than-temporary impairment, eliminating duration of unrealized losses as a consideration when assessing recognition of an impairment, recognition of credit impairments upon purchase of securities as applicable, and requiring reversals of previously recognized credit-related impairments when expectations for recovery improve.
For available for sale fixed maturity securities in an unrealized loss position for which the Company does not intend to sell or for which it is more likely than not that the Company would not be required to sell before an anticipated recovery in value, the Company evaluates whether the decline in fair value has resulted from credit losses or other factors. In making this assessment, the Company considers the extent to which fair value is less than amortized cost basis, changes to the credit rating of the security by a nationally recognized statistical ratings organization and any adverse conditions specifically related to the security, industry or geographic area, among other factors. If this assessment indicates a potential credit loss may exist, the present value of cash flows expected to be collected are compared to the security’s amortized cost basis. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit-related impairment exists, and a charge to income and an associated allowance for credit losses is recorded for the credit-related impairment. Any impairment not related to credit losses is recorded through other comprehensive income. The amount of the allowance for credit losses is limited to the amount by which fair value is less than the amortized cost basis.
Subsequent changes in the allowance for credit losses are recorded as provision for, or reversal of, credit loss expense. For fixed maturities where the Company records a credit loss, a determination is made as to the cause of the impairment and whether the Company expects a recovery in the value. Write-offs are charged against the allowance when management concludes the financial asset is uncollectible. For fixed maturities where the Company expects a recovery in value, the effective yield method is utilized, and the investment is amortized to par.
For available for sale fixed maturity securities that the Company intends to sell, or for which it is more likely than not that the Company will be required to sell before recovery of its amortized cost basis, the entire impairment loss, or difference between the fair value and amortized cost basis of the security, is recognized in net realized gains (losses). The new cost basis of the security is the previous amortized cost basis less the impairment recognized and is not adjusted for any subsequent recoveries in fair value.
The Company reports receivables for accrued investment income separately from fixed maturities available for sale and elected not to measure allowances for credit losses for accrued investment income as uncollectible balances are written off in a timely manner.
Equity securities that have readily determinable fair values are measured at fair value with changes in fair value recognized in net realized gains (losses) on investments on the Company’s statement of operations.
Equity securities accounted for under the measurement alternative are impaired if a qualitative assessment based upon several indicators such as earnings performance, offers to sell or purchase, ability to continue as a going concern and macroeconomic factors indicates the equity investment is impaired and the fair value of the investment is less than its carrying value. If a qualitative assessment indicates impairment a quantitative analysis which uses probability weighted potential outcomes is performed to determine the amount of the impairment to be recognized that result in a fair value measurement.
Commercial mortgage loans on real estate are reported at unpaid principal balances, adjusted for amortization of premium or discount, less any allowance for credit losses. The allowance for the Company’s commercial mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, utilizing a probability-of default and loss given default methodologies, which incorporate various probability weighted economic scenarios. The probability of default is estimated using macroeconomic factors as well as individual loan characteristics, including loan-to-value (“LTV”) and debt service coverage ratios (“DSC”), loan term, collateral type, geography and underlying credit. The loss given default is driven primarily by the type and value of underlying collateral, and to a lesser extent by expected liquidation costs and time to recovery. Each loan is analyzed individually based on loan-specific data elements to estimate the expected loss and then aggregated.
The Company places loans on nonaccrual status after 90 days of delinquent payments (unless the loans are secured and in the process of collection). A loan may be placed on nonaccrual status before this time if information is available that suggests collection is unlikely. The Company charges off loan and accrued interest balances that are deemed uncollectible. Charge offs are recorded to net income in the period deemed uncollectible. Refer to Note 3 for further details on the allowance for credit losses on commercial mortgage loans.
Prior to January 1, 2020, the allowance for loan loss was based on management’s analysis of factors including actual loan loss experience, specific events based on geographical, political or economic conditions, industry experience, loan groupings that have probable and estimable losses and individually impaired loan loss analysis. A loan was considered individually impaired when it became probable that the Company would be unable to collect all amounts due, including principal and interest, according to the contractual terms of the loan agreement. Indicative factors of impairment included, but were not limited to, whether the loan was current, the value of the collateral and the financial position of the borrower. If a loan was individually impaired, the Company used one of the following valuation methods based on the individual loan’s facts and circumstances to measure the impairment amount: (1) the present value of expected future cash flows,(2) the loan’s observable market price, or (3) the fair value of collateral. Changes in the allowance for loan losses was recorded in net realized losses on investments, excluding other-than-temporary impairment (“OTTI”) losses.
Other investments consist primarily of investments in joint ventures, partnerships and short-term investments. The joint ventures and partnerships are valued according to the equity method of accounting. In applying the equity method, the Company uses financial information provided by the investee, generally on a three-month lag. Short-term investments include securities and other investments with durations of one year or less, but greater than three months, between the date of purchase and maturity. These amounts are reported at cost or amortized cost, which approximates fair value.
Realized gains and losses on sales of investments are recognized on the specific identification basis.
Investment income is recorded as earned and reported net of investment expenses. The Company uses the interest method to recognize interest income on its commercial mortgage loans.
The Company anticipates prepayments of principal in the calculation of the effective yield for mortgage-backed securities and structured securities. The retrospective method is used to adjust the effective yield for the majority of the Company's mortgage-backed and structured securities.
Total OTTI Losses
Prior to January 1, 2020, the Company separated OTTI losses of a debt security into two components of credit and non-credit losses. For debt securities with credit losses and non-credit losses or gains, total OTTI losses was the total of the decline in fair value from either the most recent OTTI determination or a prior period end in which the fair value declined until the current period end valuation date. This amount did not include any securities that had fair value increases. For debt securities that the Company had either the intent to sell or it was more likely than not that it would be required to sell below amortized cost, total OTTI losses were the amount by which the fair value of the security was less than its amortized cost basis at the period end valuation date and the decline in fair value was deemed to be OTTI.
The amount of the OTTI related to a credit loss was recognized in earnings, and the amount of the OTTI related to other, non-credit factors (e.g., interest rates, market conditions, etc.) was recorded as a component of other comprehensive income. The difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected represented a credit loss that was recognized in earnings. If the estimated fair value was less than the present value of projected future cash flows expected to be collected, this portion of OTTI represented a non-credit loss that was recorded in other comprehensive income.
Cash and Cash Equivalents
The Company considers all highly liquid securities and other investments with durations of three months or less between the date of purchase and maturity to be cash equivalents. These amounts are carried at cost, which approximates fair value. Cash balances are reviewed at the end of each reporting period to determine if negative cash balances exist. If negative cash balances exist, the cash accounts are netted with other positive cash accounts of the same bank provided the right of offset exists between the accounts. If the right of offset does not exist, the negative cash balances are reclassified to accounts payable and other liabilities.
Reinsurance
For both ceded and assumed reinsurance, risk transfer requirements must be met for reinsurance accounting to apply. If risk transfer requirements are not met, the contract is accounted for as a deposit, resulting in the recognition of cash flows under the contract through a deposit asset or liability and not as revenue or expense. To meet risk transfer requirements, a reinsurance contract must include both insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss for the assuming entity. Similar risk transfer criteria are used to determine whether directly written insurance contracts should be accounted for as insurance or as a deposit.
Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policyholder benefits and policyholder contract deposits. The cost of reinsurance is recognized as a reduction to premiums earned over the terms of the underlying reinsured policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and are reported in the balance sheets. The cost of reinsurance related to long-duration contracts is recognized over the life of the underlying reinsured policies. The ceding of insurance does not discharge the Company’s primary liability to insureds, thus a credit exposure exists to the extent that any reinsurer is unable to meet the obligation assumed in the reinsurance agreements. To mitigate this exposure to reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers and typically holds collateral (in the form of funds withheld, trusts and letters of credit) as security under the reinsurance agreements.
Effective January 1, 2020, the Company adopted the expected credit loss model for reinsurance recoverables. The Company uses a probability of default and loss given default methodology in estimating the allowance, whereby the credit ratings of reinsurers are used in determining the probability of default. The allowance is established for reinsurance recoverables on paid and unpaid future policy benefits and claims and benefits. Prior to applying default factors, the net exposure to credit risk is reduced for any collateral for which the right of offset exists, such as funds withheld, assets held in trust and letters of credit, which are part of the reinsurance arrangements, with adjustments to include consideration of credit exposure on the collateral. The methodology used by the Company incorporates historical default factors for each reinsurer based on their credit rating using comparably rated bonds as published by a major ratings service. The allowance is based upon the Company’s ongoing review of amounts outstanding, length of collection periods, changes in reinsurer credit standing and other relevant factors.
Prior to January 1, 2020, an allowance for doubtful accounts was recorded on the basis of periodic evaluations of balances due from reinsurers (net of collateral), reinsurer solvency, historical collection experience and current economic conditions. Prior to adoption of the expected credit loss model, the Company did not have an allowance for doubtful accounts balance for reinsurance recoverables.
Reinsurance premiums assumed are calculated based upon payments received from ceding companies together with accrual estimates, which are based on both payments received and in-force policy information received from ceding companies. Any subsequent differences arising on such estimates are recorded in the period in which they are determined.
Other Assets
Other assets primarily includes prepaid items, deferred acquisition costs, value of business acquired in acquisitions and premiums and accounts receivable, net.
Separate Accounts
Assets and liabilities associated with separate accounts relate to premium and annuity considerations for variable life and annuity products for which the contract-holder, rather than the Company, bears the investment risk. Separate account assets (with matching liabilities) are reported at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying statements of operations because the underlying accounts involve investment-type annuity contracts and/or are subject to reinsurance.
Reserves
Reserves are established using generally accepted actuarial methods and reflect judgments about expected future premium and claim payments. Factors used in their calculation include experience derived from historical claim payments, expected future premiums and actuarial assumptions. Calculations incorporate assumptions about the incidence of incurred claims, the extent to which all claims have been reported, reporting lags, expenses, inflation rates, future investment earnings, internal claims processing costs and other relevant factors. The estimation of reserves includes an element of uncertainty given that management is using historical information and methods to project future events and reserve outcomes.
The recorded reserves represent the Company's best estimate at a point in time of the ultimate costs of settlement and administration of a claim or group of claims based upon actuarial assumptions and projections using facts and circumstances known at the time of calculation. The adequacy of reserves may be impacted by future trends in claims severity, frequency, judicial theories of liability and other factors. These variables are affected by both external and internal events, including but not limited to changes in the economic cycle, inflation, natural or human-made catastrophes, judicial trends, legislative changes and claims handling procedures.
Many of these items are not directly quantifiable and not all future events can be anticipated when reserves are established. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the statement of operations in the period in which such estimates are updated. Because establishment of reserves is an inherently complex process involving significant judgment and estimates, there can be no certainty that future settlement amounts for claims incurred through the financial reporting date will not vary from reported claims reserves. Future loss development could require reserves to be increased or decreased, which could have a material effect on the Company's earnings in the periods in which such increases or decreases are made. However, based on information currently available, the Company believes its reserve estimates are adequate.
The following table provides reserve information for our major product lines for the years ended December 31, 2020 and 2019:

	December 31, 2020				December 31, 2019
			Claims and Benefits Payable				Claims and Benefits Payable
	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves
Long Duration Contracts:
Global Preneed (1)	$791.1	$22.2	$12.3	$2.8	$851.2	$24.0	$7.4	$2.4
Disposed and run-off businesses	2,121.1	13.8	505.2	55.3	2,107.3	15.0	477.3	47.6
Short Duration Contracts:
Disposed and run-off businesses	—	0.1	446.3	4.0	—	2.9	506.6	12.5
Credit disability	—	0.1	—	0.5	—	0.1	—	0.7
Total	$2,912.2	$36.2	$963.8	$62.6	$2,958.5	$42.0	$991.3	$63.2
(1) Global Preneed future policy benefits and expenses include reserves estimated using traditional reserving models calculated as the present value of future benefits to policyholders and related expenses, less the present value of future net premiums, of $771.5 million and $831.1 million as of December 31, 2020 and 2019, respectively. The remaining future policy benefits and expenses primarily represent investment-type annuities and life insurance policies with discretionary benefits with account-value based reserves.
For additional information regarding our reserves, see Note 10.
Long Duration Contracts
Future policy benefits and expense reserves for preneed investment-type annuities and preneed life insurance policies with discretionary death benefits, along with variable life insurance, universal life insurance and investment-type annuity contracts of the disposed and runoff businesses consist of policy account balances before applicable surrender charges and certain deferred policy initiation fees that are being recognized in income over the terms of the policies. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. Unearned revenue reserves for the preneed life insurance contracts represent the balance of the excess of gross premiums over net premiums that is still recognized in future years’ income in a constant relationship to estimated gross profits.
Future policy benefits and expense reserves for other preneed life insurance contracts are equal to the present value of future benefits to policyholders and related expenses less the present value of future net premiums. Reserve assumptions are selected using best estimates for inflation, mortality, margins and discount rates which are locked in unless a premium deficiency exists. These assumptions reflect current trends, are based on Company experience and include provision for adverse deviation. An unearned revenue reserve is also recorded for these contracts and represents the balance of the excess of gross premiums over net premiums that is still to be recognized in future years’ income in a constant relationship to insurance in force.

Future policy benefits and expense reserves for other policies fully covered by reinsurance and certain life, annuity and group life conversion policies no longer offered are equal to the present value of future benefits to policyholders plus related expenses less the present value of the future net premiums. These amounts are estimated based on assumptions as to the discount, inflation, mortality, morbidity and withdrawal rates as well as other assumptions that are based on the Company’s experience. These assumptions reflect anticipated trends and include provisions for adverse deviations.
Claims and benefits payable for policies fully covered by reinsurance and certain life, annuity, group life conversion, and medical insurance policies no longer offered are equal to the present value of future benefit payments and related expenses. These amounts are estimated based on assumptions as to inflation, mortality, morbidity and discount rates as well as other assumptions that are based on the Company's experience.
Changes in the estimated liabilities are reported as a charge or credit to policyholder benefits as the estimates are updated.
Short Duration Contracts
The Company’s short duration contracts include accidental death products, former AEB group insurance contracts no longer offered and disposed of through reinsurance. For these contracts, claims and benefits payable reserves are recorded when insured events occur. The liability is based on the expected ultimate cost of settling the claims. The claims and benefits payable reserves include: (1) case reserves for known but unpaid claims as of the balance sheet date; (2) incurred but not reported ("IBNR") reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims. Factors used in the calculation include experience derived from historical claim payments and actuarial assumptions including loss development factors and expected loss ratios.
Changes in the estimated liabilities are recorded as a charge or credit to policyholder benefits as estimates are updated.
Contingencies
A loss contingency is recorded if reasonably estimable and probable. The Company establishes reserves for these contingencies at the best estimate, or if no one estimated amount within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the estimated range. Contingencies affecting the Company primarily relate to legal and regulatory matters, which are inherently difficult to evaluate and are subject to significant changes.
Premiums
Long Duration Contracts
For traditional life insurance policies previously sold by the Assurant Global Preneed business, revenue is recognized when due from policyholders.
For investment-type annuity contracts previously sold by the Assurant Global Preneed business, revenues consist of charges assessed against policy balances.
Premiums for the Company’s previously sold long-term care insurance and traditional life insurance contracts are recognized as revenue when due from the policyholder. For universal life insurance and investment-type annuity contracts, revenues consist of charges assessed against policy balances. All of these premiums (related to the Company’s former FFG and LTC businesses that were previously sold) are ceded.
Short Duration Contracts
The Company’s short duration contracts revenue is recognized over the contract term in proportion to the amount of insurance protection provided.
Fees and Other Income
Income earned on preneed life insurance policies with discretionary death benefits is presented within fees and other income.
Underwriting, General and Administrative Expenses
Underwriting, general and administrative expenses consist primarily of commissions, premium taxes, licenses, fees, salaries and personnel benefits, amortization of deferred acquisition costs, amortization of value of business acquired and other general operating expenses.
Income Taxes

The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of the Parent. Income tax expense or benefit is allocated among the affiliated subsidiaries by applying income tax rates to taxable income or loss determined on a separate return basis according to a tax allocation agreement. Entities with losses record current tax benefits to the extent such losses are utilized in the consolidated federal tax return.
Current federal income taxes are recognized based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are recorded for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the Company expects the temporary differences to reverse. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. The impact of changes in tax rates on all deferred tax assets and liabilities are required to be reflected within income on the enactment date, regardless of the financial statement component where the deferred tax originated.
The Company classifies net interest expense related to tax matters and any applicable penalties as a component of income tax expense.
Comprehensive Income
Comprehensive income is comprised of net income, and net unrealized gains and losses on securities classified as available for sale, less deferred income taxes.
Recent Accounting Pronouncements — Adopted
Financial instruments measurement and classification: On January 1, 2018, the Company adopted the amended guidance on the measurement and classification of financial instruments whereby all common and preferred stocks are measured at fair value with changes in fair value recognized through income. Upon adoption, the Company recorded a cumulative effect adjustment to increase retained earnings by $8.1 million, which represents a reclassification of the unrealized gains on common and preferred stock as of the date of adoption from AOCI.
Classification of certain tax effects from AOCI: In February 2018, the Financial Accounting Standards Board (the "FASB") issued amended guidance on reclassifying the stranded tax effects from the U.S. Tax Cuts and Jobs Act (the "TCJA") from AOCI to retained earnings. During 2018, the Company adopted the new guidance and reclassified $(26.7) million from AOCI to retained earnings, with no impact on net income or total stockholders' equity. Accounting standards require the effect of a change in tax laws or rates on deferred tax liabilities or assets be included in net income in the reporting period that includes the enactment date, even though the related income tax effects may have been originally charged or credited to AOCI. The amounts reclassified relate to the difference between the original tax effect of items included in other comprehensive income, such as unrealized gains or losses on securities and the revised tax effects from the TCJA. We use a portfolio approach to release the stranded or disproportionate income tax effects in AOCI related to our available-for-sale securities. When the underlying portfolios are sold, mature, or are otherwise impaired on an other-than-temporary basis, the assigned portion of the disproportionate tax effect is reclassified from AOCI to income from continuing operations.
Measurement of credit losses on financial instruments held at amortized cost (“CECL”): In June 2016, the FASB issued amended guidance on reporting credit losses for assets held at amortized cost and available for sale debt securities. For assets held at amortized cost, the amended guidance eliminates the probable recognition threshold and instead requires an entity to reflect the current estimate of all expected credit losses. For available for sale debt securities, credit losses are measured in a manner similar to accounting requirements in effect prior to adoption; however, the amended guidance requires that credit losses be presented as an allowance rather than as a permanent impairment. The amendments affect loans, debt securities, trade receivables, net investments in leases, off balance sheet credit exposures, premium receivables, reinsurance receivables, and any other financial assets not excluded from the scope that have the contractual right to receive cash. The Company adopted this standard as of January 1, 2020. Refer to Note 3 for additional information.
Recent Accounting Pronouncements — Not Yet Adopted
Targeted improvements to the accounting for long-duration contracts: In August 2018, the FASB issued guidance that provides targeted improvements to the accounting for long-duration contracts. The guidance includes the following primary changes: assumptions supporting benefit reserves will no longer be locked-in but must be updated at least annually with the impact of changes to the liability reflected in earnings (except for discount rates); the discount rate assumptions will be based on upper-medium grade (low credit risk) fixed-income instrument yield instead of the earnings rate of invested assets; the discount rate must be evaluated at each reporting date and the impact of changes to the liability estimate as a result of updating the discount rate assumption is required to be recognized in other comprehensive income; the provision for adverse deviation is eliminated; and premium deficiency testing is eliminated. Other noteworthy changes include the following: differing models for amortizing deferred acquisition costs will become uniform for all long-duration contracts based on a constant rate over the expected term of the related in force contracts; all market risk benefits associated with deposit contracts must be reported at fair value with changes reflected in income except for changes related to credit risk which will be recognized in other comprehensive income; and disclosures will be expanded to include disaggregated roll forwards of the liability for future policy benefits, policyholder account balances, market risk benefits, separate account liabilities, and deferred acquisition costs, as well as information about significant inputs, judgments, assumptions and methods used in measurement.
The guidance is effective for fiscal years beginning after December 15, 2022, and interim periods within those fiscal years. Early adoption is permitted. Generally, the amendments are applied retrospectively as of the beginning of the earliest period presented with two transition options available for changing the assumptions.
This guidance will apply to the Company's preneed life insurance policies, as well as its annuity and universal life products (which are no longer offered and are in runoff). The Company is evaluating the requirements of this guidance and the potential impact on the Company's financial position and results of operations.
Simplifying the Accounting for Income Taxes: In December 2019, the FASB issued new guidance to simplify the accounting for income taxes by removing certain exceptions to the general principles and also simplification of areas such as franchise taxes, step-up in tax basis goodwill, separate entity financial statements and interim recognition of enactment of tax laws or rate changes. The standard will be effective for our annual reporting periods beginning after December 15, 2020, including interim reporting periods within those fiscal years. The Company does not expect any material impact on its financial position and results of operations upon adoption in 2021.
Facilitation of the Effects of Reference Rate Reform on Financial Reporting: In March 2020, the FASB issued guidance which provides optional expedients and exceptions for applying GAAP to contract modifications and hedging relationships, subject to meeting certain criteria, that reference LIBOR or another reference rate expected to be discontinued.
The relief is applicable only to legacy contracts if the amendments made to the agreements are solely for reference rate reform activities. The provisions must be applied consistently for all relevant transactions other than derivatives, which may be applied at a hedging relationship level. The guidance is effective upon issuance. The guidance on contract modifications is applied prospectively from any date beginning on or after March 12, 2020. The provisions of this update are only available until December 31, 2022, when the reference rate replacement activity is expected to have been completed.
As certain published LIBOR periods are expected to be discontinued on or after December 31, 2021, the Company is evaluating the provisions of this new accounting guidance and the impact to debt, investments and derivatives that have references to LIBOR and the subsequent transition to alternative reference rates.
3. ALLOWANCE FOR CREDIT LOSSES
The Company adopted the expected credit loss standard using a modified retrospective method for all financial assets measured at amortized cost. Results for the reporting periods beginning January 1, 2020 and after are presented under such method while prior period amounts are reported in accordance with previous applicable GAAP. The Company recorded a decrease of $1.3 million to retained earnings, net of tax, as of January 1, 2020 for the cumulative impact of adoption.
The following table illustrates the impact of adoption:

	As of January 1, 2020
	Prior to adoption	As reported on adoption	Impact of adoption
Financial assets, at amortized cost:
Reinsurance recoverables	$3,260.1	$3,258.4	$(1.7)
Total	$3,260.1	3,258.4	(1.7)
Tax effect			0.4
Cumulative effect of adoption			$(1.3)
The total allowance for credit losses for the financial assets was $1.6 million and $1.7 million as of December 31, 2020 and the January 1, 2020 date of adoption, respectively. There was no allowance as of December 31, 2019.
For the year ended December 31, 2020, the net decrease in the allowance for credit losses of $0.1 million is included in underwriting, general and administrative expenses.
Reinsurance Recoverables
As part of the Company’s overall risk and capacity management strategy, reinsurance is used to mitigate certain risks underwritten by various business segments. The Company is exposed to the credit risk of reinsurers, as the Company remains liable to insureds regardless of whether related reinsurance recoverables are collected. As of December 31, 2020 and 2019, reinsurance recoverables totaled $3.23 billion and $3.26 billion, respectively, the majority of which are protected from credit risk by various types of collateral or other risk mitigation mechanisms, such as trusts, letters of credit or by withholding the assets in a modified coinsurance or funds withheld arrangement.
The Company utilizes external credit ratings published by S&P Global Ratings, a division of S&P Global Inc., at the balance sheet date when determining the allowance. Where rates are not available, the Company assigns default credit ratings based on if the reinsurer is authorized or unauthorized. Of the total recoverables subject to the allowance, 86% were rated A- or better and 14% were rated BBB or BB.
The following table presents the changes in the CECL allowance for reinsurance recoverables for the year ended December 31, 2020.

Total
Balance, December 31, 2019	$—
Cumulative effect of adoption	1.7
Change in allowance	(0.1)
Balance, December 31, 2020	$1.6
When determining the allowance at December 31, 2020, the Company did not increase default probabilities by reinsurer since there had been no credit rating downgrades or major negative credit indications of the Company’s reinsurers that has impacted the ratings. The allowance may be increased and income reduced in future periods if there are future ratings downgrades or other measurable information supporting an increase in reinsurer default probabilities, including, but not limited to, collateral reductions.

4. INVESTMENTS
The following tables show the cost or amortized cost, gross unrealized gains and losses, and fair value of the Company's fixed maturity securities as of the dates indicated:

	December 31, 2020
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed maturity securities:
U.S. government and government agencies and authorities	$0.6	$0.1	$—	$0.7
States, municipalities and political subdivisions	12.9	2.6	—	15.5
Foreign governments	18.4	6.1	(0.4)	24.1
Asset-backed	99.0	1.5	(0.3)	100.2
Commercial mortgage-backed	7.5	0.5	—	8.0
Residential mortgage-backed	27.2	2.9	—	30.1
U.S. corporate	462.8	189.5	(1.3)	651.0
Foreign corporate	93.6	38.6	—	132.2
Total fixed maturity securities	$722.0	$241.8	$(2.0)	$961.8

	December 31, 2019
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (1)
Fixed maturity securities:
U.S. government and government agencies and authorities	$0.6	$0.1	$—	$0.7	$—
States, municipalities and political subdivisions	13.0	1.9	—	14.9	—
Foreign governments	8.4	2.4	—	10.8	—
Asset-backed	102.1	0.7	(0.4)	102.4	—
Commercial mortgage-backed	5.0	—	—	5.0	—
Residential mortgage-backed	31.8	2.1	—	33.9	0.6
U.S. corporate	491.3	154.8	—	646.1	11.6
Foreign corporate	108.6	34.3	—	142.9	—
Total fixed maturity securities	$760.8	$196.3	$(0.4)	$956.7	$12.2
(1) Represents the amount of non-credit related impairment recognized in AOCI. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date prior to adoption of the expected credit loss standard. See Note 2 for more information.
The Company's state, municipality and political subdivision holdings are highly diversified across the United States, with no individual state, municipality or political subdivision exposure (including both general obligation and revenue securities) exceeding 0.7% and 0.6% of the overall investment portfolio as of December 31, 2020 and 2019. As of December 31, 2020 and 2019, revenue bonds accounted for 81% and 82% of the holdings, respectively. The activities supporting the income streams of the Company's revenue bonds are across a broad range of sectors, primarily airport, marina and specifically pledged tax revenues.
The Company had European investment exposure in its corporate fixed maturity of $68.0 million with a net unrealized gain of $20.8 million as of December 31, 2020 and $69.7 million with a net unrealized gain of $17.0 million as of December 31, 2019. Approximately 24% and 26% of the corporate European exposure was held in the financial industry as of December 31, 2020 and 2019, respectively. The Company's largest European country exposure (the United Kingdom) represented approximately 4% of the fair value of the Company's corporate fixed maturity securities as of both December 31, 2020 and 2019. The Company's international investments are managed as part of the overall portfolio with same approach to risk management and focus on diversification.

The cost or amortized cost and fair value of fixed maturity securities at December 31, 2020 by contractual maturity are shown below. Actual maturities may differ from contractual maturities because issuers of the securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	Cost or Amortized Cost	Fair Value
Due in one year or less	$7.0	$7.2
Due after one year through five years	29.7	34.1
Due after five years through ten years	120.4	156.2
Due after ten years	431.2	626.0
Total	588.3	823.5
Asset-backed	99.0	100.2
Commercial mortgage-backed	7.5	8.0
Residential mortgage-backed	27.2	30.1
Total	$722.0	$961.8
The following table shows the major categories of net investment income for the periods indicated:

	Years Ended December 31,
	2020	2019	2018
Fixed maturity securities	$45.6	$47.5	$49.7
Equity securities	4.0	4.6	5.1
Commercial mortgage loans on real estate	2.4	2.9	3.8
Policy loans	0.3	0.3	0.4
Other investments	3.1	5.3	7.0
Cash and cash equivalents	—	0.1	0.1
Total investment income	55.4	60.7	66.1
Investment expenses	(1.8)	(1.4)	(1.5)
Net investment income	$53.6	$59.3	$64.6
No material investments of the Company were non-income producing for the years ended December 31, 2020, 2019 and 2018.
The following table summarizes the proceeds from sales of available-for-sale fixed maturities and gross realized gains and gross realized losses that have been recognized in the statement of operations as a result of those sales for the periods indicated:

	For the Years Ended December 31,
Fixed maturity securities:	2020	2019	2018
Proceeds from sales	$16.3	$93.7	$177.7
Gross realized gains	$3.7	$3.5	$6.9
Gross realized losses	(1.3)	(0.9)	(2.6)
Net realized gains from sales of fixed maturity securities	$2.4	$2.6	$4.3
For securities sold at a loss during the year ended December 31, 2020, the average period of time these securities were trading continuously at a price below book value was approximately 2 months.

The following table sets forth the net realized gains (losses) recognized in the statement of operations for the periods indicated:

	Years Ended December 31,
	2020	2019	2018
Net realized gains (losses) related to sales and other:
Fixed maturity securities	$2.4	$2.6	$4.3
Equity securities	1.7	8.3	(6.1)
Commercial mortgage loans on real estate	—	—	0.4
Other investments	(2.6)	(1.5)	—
Total net realized gains (losses) related to sales and other	$1.5	$9.4	$(1.4)

The following table sets forth the portion of unrealized gains (losses) related to equity securities for the period indicated:

	Years Ended December 31,
	2020	2019	2018
Net gains (losses) recognized on equity securities	$1.7	$8.3	$(6.1)
Less: Net realized gains related to sales of equity securities	0.2	1.7	0.4
Total net unrealized gains (losses) on equity securities	$1.5	$6.6	$(6.5)
The investment category and duration of the Company's gross unrealized losses on fixed maturity securities, as of December 31, 2020 and 2019 were as follows:

	December 31, 2020
	Less than 12 months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturity securities:
Foreign governments	$3.6	$(0.4)	$—	$—	$3.6	$(0.4)
Asset-backed	7.1	(0.1)	19.7	(0.2)	26.8	(0.3)
U.S. corporate	10.9	(1.3)	—	—	10.9	(1.3)
Total fixed maturity securities	$21.6	$(1.8)	$19.7	$(0.2)	$41.3	$(2.0)

	December 31, 2019
	Less than 12 months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturity securities:
Asset-backed	$—	$—	$21.1	$(0.4)	$21.1	$(0.4)
Total fixed maturity securities	$—	$—	$21.1	$(0.4)	$21.1	$(0.4)
Total gross unrealized losses represent approximately 5% and 1% of the aggregate fair value of the related securities at December 31, 2020 and 2019, respectively. Approximately 92% of these gross unrealized losses had been in a continuous loss position for less than twelve months as of December 31, 2020. The total gross unrealized losses are comprised of 15 and 11 individual securities at December 31, 2020 and 2019, respectively. In accordance with its policy, the Company concluded that for these securities, the gross unrealized losses as of December 31, 2020 and 2019 were related to non-credit factors and therefore, did not recognize credit-related losses during the year ended December 31, 2020. Additionally, the Company currently does not intend to and is not required to sell these investments prior to an anticipated recovery in value.

The cost or amortized cost and fair value of available-for-sale fixed maturity securities in an unrealized loss position as of December 31, 2020, by contractual maturity, is shown below:

	December 31, 2020
	Cost or Amortized Cost	Fair Value
Due after five years through ten years	$4.3	$4.2
Due after ten years	11.9	10.3
Total	16.2	14.5
Asset-backed	27.1	26.8
Total	$43.3	$41.3
The Company has entered into commercial mortgage loans, collateralized by the underlying real estate, on properties located throughout the United States. As of December 31, 2020, approximately 49% of the outstanding principal balance of commercial mortgage loans was concentrated in the states of California, Alabama and Maryland. Although the Company has a diversified loan portfolio, an economic downturn could have an adverse impact on the ability of its debtors to repay their loans. The outstanding balance of commercial mortgage loans range in size from $0.1 million to $7.8 million as of December 31, 2020 and from $0.2 million to $8.0 million as of December 31, 2019.
Credit quality indicators for commercial mortgage loans are loan-to-value and debt-service coverage ratios. Loan-to-value and debt-service coverage ratios are measures commonly used to assess the credit quality of commercial mortgage loans. The loan-to-value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. The debt-service coverage ratio compares a property's net operating income to its debt-service payments and is commonly expressed as a ratio. The loan-to-value and debt-service coverage ratios are updated annually in the fourth quarter.
The following table presents the amortized cost basis of commercial mortgage loans, excluding allowance for credit losses, by origination year for certain key credit quality indicators at December 31, 2020:

	Origination Year
Loan-to-value ratios (1):	2020	2019	2018	2017	2016	Prior	Total	% of Total
70% and less	$—	$—	$6.3	$9.5	$6.0	$22.2	$44.0	100.0%
Total	$—	$—	$6.3	$9.5	$6.0	$22.2	$44.0	100.0%

	Origination Year
Debt-service coverage ratios (2):	2020	2019	2018	2017	2016	Prior	Total	% of Total
Greater than 2.0	$—	$—	$—	$9.5	$6.0	$9.0	$24.5	55.7%
1.5 to 2.0	—	—	—	—	—	7.2	7.2	16.4%
1.0 to 1.5	—	—	6.3	—	—	6.0	12.3	27.9%
Total	$—	$—	$6.3	$9.5	$6.0	$22.2	$44.0	100.0%
(1) LTV ratio derived from current loan balance divided by the fair value of the property. The fair value of the underlying commercial properties is updated at least annually.
(2) DSC ratio calculated using most recent reported operating income results from property operators divided by annual debt service coverage.
The Company had fixed maturity securities of $7.1 million and $6.5 million as of December 31, 2020 and 2019, respectively, on deposit with various governmental authorities as required by law.

Variable Interest Entities A VIE is a legal entity which does not have sufficient equity at risk to allow the entity to finance its activities without additional financial support or in which the equity investors, as a group, do not have the characteristic of a controlling financial interest. The Company's investments in VIEs include real estate joint ventures and other limited partnerships. These investments are generally accounted for under the equity method and are included within other investments in the balance sheets. The Company's maximum exposure to loss with respect to these investments is limited to the investment carrying amounts reported. As of December 31, 2020, the Company’s maximum exposure to loss is its recorded carrying value of $20.9 million and unfunded commitments of $0.1 million.
5. FAIR VALUE DISCLOSURES
Fair Values, Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures
The fair value measurements and disclosures guidance defines fair value and establishes a framework for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company has categorized its recurring fair value basis financial assets and liabilities into a three-level fair value hierarchy based on the priority of the inputs to the valuation technique.
The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and takes into account factors specific to the asset or liability.
The levels of the fair value hierarchy are described below:
•  Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company can access.
•  Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active and inputs other than quoted prices that are observable in the marketplace for the asset or liability. The observable inputs are used in valuation models to calculate the fair value for the asset or liability.
•  Level 3 inputs are unobservable but are significant to the fair value measurement for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability. These inputs reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.
The Company reviews fair value hierarchy classifications on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy.
The following tables present the Company’s fair value hierarchy for assets and liabilities measured at fair value on a recurring basis as of December 31, 2020 and 2019. The amounts presented below for other investments, cash equivalents, assets held in and liabilities related to separate accounts differ from the amounts presented in the balance sheets because only certain investments or certain assets and liabilities within these line items are measured at estimated fair value. The fair value amount and the majority of the associated levels presented for assets and liabilities held in separate accounts are received directly from third parties.

The following tables present the Company’s fair value hierarchy for assets and liabilities measured at fair value on a recurring basis as of December 31, 2020 and 2019. The amounts presented below for other investments, cash equivalents, assets held in and liabilities related to separate accounts differ from the amounts presented in the balance sheets because only certain investments or certain assets and liabilities within these line items are measured at estimated fair value. The fair value amount and the majority of the associated levels presented for assets and liabilities held in separate accounts are received directly from third parties.

	December 31, 2020
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed maturity securities:
U.S. government and government agencies and authorities	$0.7	$—		$0.7		$—
States, municipalities and political subdivisions	15.5	—		15.5		—
Foreign governments	24.1	—		24.1		—
Asset-backed	100.2	—		100.2		—
Commercial mortgage-backed	8.0	—		4.0		4.0
Residential mortgage-backed	30.1	—		30.1		—
U.S. corporate	651.0	—		650.1		0.9
Foreign corporate	132.2	—		124.6		7.6
Equity securities:
Common stocks	1.9	1.9		—		—
Non-redeemable preferred stocks	67.9	—		66.9		1.0
Other investments	17.7	17.7	(1)	—		—
Cash equivalents	1.2	1.2	(1)	—		—
Assets held in separate accounts	2,010.6	1,936.4	(2)	74.2	(3)	—
Total financial assets	$3,061.1	$1,957.2		$1,090.4		$13.5
Financial Liabilities
Liabilities related to separate accounts	$2,010.6	$1,936.4	(2)	$74.2	(3)	$—

	December 31, 2019
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed maturity securities:
U.S. government and government agencies and authorities	$0.7	$—		$0.7		$—
States, municipalities and political subdivisions	14.9	—		14.9		—
Foreign governments	10.8	—		10.8		—
Asset-backed	102.4	—		102.4		—
Commercial mortgage-backed	5.0	—		1.5		3.5
Residential mortgage-backed	33.9	—		33.9		—
U.S. corporate	646.1	—		646.0		0.1
Foreign corporate	142.9	—		134.8		8.1
Equity securities:
Common stocks	2.3	2.3		—		—
Non-redeemable preferred stocks	73.0	—		71.9		1.1
Other investments	4.6	4.6	(1)	—		—
Cash equivalents	3.2	3.2	(1)	—		—
Assets held in separate accounts	1,661.6	1,588.0	(2)	73.6	(3)	—
Total financial assets	$2,701.4	$1,598.1		$1,090.5		$12.8
Financial Liabilities
Liabilities related to separate accounts	$1,661.6	$1,588.0	(2)	$73.6	(3)	$—
(1)  Primarily includes money market funds.
(2)  Primarily includes mutual funds and related obligations.
(3)  Primarily includes fixed maturity securities and related obligations.

The following tables summarize the change in balance sheet carrying value associated with Level 3 financial assets carried at fair value during the years ended December 31, 2020 and 2019:

	Year Ended December 31, 2020
	Balance, beginning of period	Total gains (losses) (realized/ unrealized) included in earnings (1)	Net unrealized (losses) gains included in other comprehensive income (2)	Purchases	Sales	Transfers in (3)	Transfers out (3)	Balance, end of period
Fixed Maturity Securities:
Asset-backed	$—	$—	$0.1	$2.0	$—	$—	$(2.1)	—
Commercial mortgage-backed	3.5	0.1	0.4	—	—	—	—	4.0
U.S. corporate	0.1	—	—	0.8	—	—	—	0.9
Foreign corporate	8.1	—	0.1	—	(0.6)	—	—	7.6
Equity securities:
Non-redeemable preferred stocks	1.1	—	(0.1)	—	—	—	—	1.0
Total level 3 assets	$12.8	$0.1	$0.5	$2.8	$(0.6)	$—	$(2.1)	$13.5

	Year Ended December 31, 2019
	Balance, beginning of period	Total gains (losses) (realized/ unrealized) included in earnings (1)	Net unrealized losses included in other comprehensive income (2)	Purchases	Sales	Transfers in (3)	Transfers out (3)	Balance, end of period
Fixed maturity securities:
Asset-backed	$—	$—	$—	$8.5	$—	$—	$(8.5)	—
Commercial mortgage-backed	3.3	—	0.2	—	—	—	—	3.5
U.S. corporate	—	—	—	—	—	1.0	(0.9)	0.1
Foreign corporate	8.2	—	0.4	—	(0.5)	—	—	8.1
Equity securities:
Non-redeemable preferred stocks	1.1	—	—	—	—	—	—	1.1
Other assets	0.1	(0.1)	—	—	—	—	—	—
Total level 3 assets	$12.7	$(0.1)	$0.6	$8.5	$(0.5)	$1.0	$(9.4)	$12.8
(1)  Included as part of net realized gains on investments, excluding other-than-temporary impairment losses, in the statement of operations.
(2)  Included as part of change in unrealized gains on securities in the statement of comprehensive income.
(3) Transfers are primarily attributable to changes in the availability of observable market information and re-evaluation of the observability of valuation inputs.

Three different valuation techniques can be used in determining fair value for financial assets and liabilities: the market, income or cost approaches. The three valuation techniques described in the fair value measurements and disclosures guidance are consistent with generally accepted valuation methodologies. The market approach valuation techniques use prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. When possible, quoted prices (unadjusted) in active markets are used as of the period-end date (such as for mutual funds and money market funds). Otherwise, the Company uses valuation techniques consistent with the market approach including matrix pricing and comparables. Matrix pricing is a mathematical technique employed principally to value debt securities without relying exclusively on quoted prices for those securities but, rather, relying on the securities’ relationship to other benchmark quoted securities. Market approach valuation techniques often use market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering both qualitative and quantitative factors specific to the measurement.
Income approach valuation techniques convert future amounts, such as cash flows or earnings, to a single present amount, or a discounted amount. These techniques rely on current market expectations of future amounts as of the period-end date. Examples of income approach valuation techniques include present value techniques, option-pricing models, binomial or lattice models that incorporate present value techniques and the multi-period excess earnings method.
Cost approach valuation techniques are based upon the amount that would be required to replace the service capacity of an asset at the period-end date, or the current replacement cost. That is, from the perspective of a market participant (seller), the price that would be received for the asset is determined based on the cost to a market participant (buyer) to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
While not all three approaches are applicable to all financial assets or liabilities, where appropriate, the Company may use one or more valuation techniques. For all the classes of financial assets and liabilities included in the above hierarchy, excluding derivatives and certain privately placed corporate bonds, the Company generally uses the market valuation technique. For certain privately placed corporate bonds and derivatives, the Company generally uses the income valuation technique. For the years ended December 31, 2020 and 2019, the application of the valuation technique applied to the Company’s classes of financial assets and liabilities has been consistent.
Level 1 Securities
The Company’s investments and liabilities classified as Level 1 as of December 31, 2020 and 2019, consisted of mutual funds and related obligations, money market funds and common stocks that are publicly listed and/or actively traded in an established market.
Level 2 Securities
The Company values Level 2 securities using various observable market inputs obtained from a pricing service. The pricing service prepares estimates of fair value measurements for the Company’s Level 2 securities using proprietary valuation models based on techniques such as matrix pricing which include observable market inputs. The fair value measurements and disclosures guidance defines observable market inputs as the assumptions market participants would use in pricing the asset or liability developed on market data obtained from sources independent of the Company. The extent of the use of each observable market input for a security depends on the type of security and the market conditions at the balance sheet date. Depending on the security, the priority of the use of observable market inputs may change as some observable market inputs may not be relevant or additional inputs may be necessary. The Company uses the following observable market inputs (“standard inputs”), listed in the approximate order of priority, in the pricing evaluation of Level 2 securities: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research data. Further details for Level 2 investment types follow:
U.S. government and government agencies and authorities: U.S. government and government agencies and authorities securities are priced by the Company’s pricing service utilizing standard inputs. Included in this category are U.S. Treasury securities which are priced using vendor trading platform data in addition to the standard inputs.
States, municipalities and political subdivisions: State, municipalities and political subdivisions securities are priced by the Company’s pricing service using material event notices and new issue data inputs in addition to the standard inputs.
Foreign governments: Foreign government securities are priced by the Company’s pricing service utilizing standard inputs. The pricing service also evaluates each security based on relevant market information including relevant credit information, perceived market movements and sector news.
Commercial mortgage-backed, residential mortgage-backed and asset-backed: Commercial mortgage-backed, residential mortgage-backed and asset-backed securities are priced by the Company’s pricing service using monthly payment information and collateral performance information in addition to the standard inputs. Additionally, commercial mortgage-backed and asset-backed securities utilize new issue data while residential mortgage-backed securities utilize vendor trading platform data.

U.S. and foreign corporate: Corporate securities are priced by the Company’s pricing service using standard inputs. Non-investment grade securities within this category are priced by the Company’s pricing service using observations of equity and credit default swap curves related to the issuer in addition to the standard inputs. Certain privately placed corporate bonds are priced by a non-pricing service source using a model with observable inputs including, but not limited to, the credit rating, credit spreads, sector add-ons, and issuer specific add-ons.
Non-redeemable preferred stocks: Non-redeemable preferred stocks are priced by the Company’s pricing service using observations of equity and credit default swap curves related to the issuer in addition to the standard inputs.
Assets held in separate accounts and liabilities related to separate accounts: To price the fixed maturity securities and related obligations in these categories, the pricing service utilizes the standard inputs.
Valuation models used by the pricing service can change from period to period, depending on the appropriate observable inputs that are available at the balance sheet date to price a security.
Level 3 Securities
The Company’s investments classified as Level 3 as of December 31, 2020 and 2019 consisted of $13.5 million and $12.8 million, respectively, of fixed maturity and equity securities. All of the Level 3 fixed maturity and equity securities are priced using non-binding third-party manager quotes, for which the underlying quantitative inputs are not developed by the Company and are not readily available or observable.
Management evaluates the following factors in order to determine whether the market for a financial asset is inactive. The factors include, but are not limited to:
•  whether there are few recent transactions,
•  whether little information is released publicly,
•  whether the available prices vary significantly over time or among market participants,
•  whether the prices are stale (i.e., not current), and
•  the magnitude of the bid-ask spread.
Illiquidity did not have a material impact in the fair value determination of the Company's financial assets as of December 31, 2020 or 2019.
The Company generally obtains one price for each financial asset. The Company performs a periodic analysis to assess if the evaluated prices represent a reasonable estimate of the financial assets' fair values. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and on-going review of pricing service methodologies, review of the prices received from the pricing service, review of pricing statistics and trends, and comparison of prices for certain securities with two different appropriate price sources for reasonableness. Following this analysis, the Company generally uses the best estimate of fair value based upon all available inputs. On infrequent occasions, a non-pricing service source may be more familiar with the market activity for a particular security than the pricing service. In these cases, the price used is taken from the non-pricing service source. The pricing service provides information to indicate which securities were priced using market observable inputs so that the Company can properly categorize the Company’s financial assets in the fair value hierarchy.
Fair Value of Financial Instruments Disclosures
The financial instruments guidance requires disclosure of fair value information about financial instruments, for which it is practicable to estimate such fair value. Therefore, it requires fair value disclosure for financial instruments that are not recognized or are not carried at fair value in the balance sheets. However, this guidance excludes certain financial instruments, including those related to insurance contracts and those accounted for under the equity method (such as partnerships).
For the financial instruments included within the following financial assets and financial liabilities, the carrying value in the balance sheets equals or approximates fair value. Please refer to the Fair Value Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures section above for additional information on the financial instruments included within the following financial assets and financial liabilities and the methods and assumptions used to estimate fair value:
•  Cash and cash equivalents;
•  Fixed maturity securities;
•  Equity securities;
• Other investments;
•  Assets held in separate accounts; and
•  Liabilities related to separate accounts.

In estimating the fair value of the financial instruments that are not recognized or are not carried at fair value in the balance sheets, the Company used the following methods and assumptions:
Commercial mortgage loans on real estate: the fair value of commercial mortgage loans on real estate utilizes a third-party matrix pricing model. For fixed rate loans, the matrix process uses a yield buildup approach to create a pricing yield, with components for base yield, credit quality spread, property type spread, and a weighted average life spread. Floating rate loans are priced with a target quality spread over the swap curve. A dollar price for each loan is derived from the pricing yield or spread by a discounted cash flow methodology.
Policy loans: the carrying value of policy loans reported in the balance sheets approximates fair value.
Policy reserves under investment products: the fair values for the Company’s policy reserves under investment products are determined using discounted cash flow analysis. Key inputs to the valuation include projections of policy cash flows, reserve run-off, market yields and risk margins.
The following tables disclose the carrying value, fair value and hierarchy level of the financial instruments that are not recognized or are not carried at fair value in the balance sheets as of the dates indicated:

	December 31, 2020
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Financial assets:
Commercial mortgage loans on real estate	$43.9	$50.0	$—	$—	$50.0
Policy loans	5.3	5.3	5.3	—	—
Other investments	0.2	0.2	—	—	0.2
Total financial assets	$49.4	$55.5	$5.3	$—	$50.2
Financial liabilities:
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal) (1)	$194.1	$241.2	$—	$—	$241.2

	December 31, 2019
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Financial assets:
Commercial mortgage loans on real estate	$47.4	$50.8	$—	$—	$50.8
Policy loans	5.6	5.6	5.6	—	—
Other investments	0.2	0.2	—	—	0.2
Total financial assets	$53.2	$56.6	$5.6	$—	$51.0
Financial liabilities:
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal) (1)	$196.3	$230.0	$—	$—	$230.0
(1)  Only the fair value of the Company's policy reserves for investment-type contracts (those without significant mortality or morbidity risk) are reflected in the table above.

6. INCOME TAXES
The Company is subject to U.S. tax and files a U.S. consolidated federal income tax return with its Parent. All of the Company’s income comes from domestic sources. The components of income tax expense (benefit) were as follows for the periods indicated:

	Year Ended December 31,
	2020	2019	2018
Current expense (benefit)	$0.4	$8.8	$9.5
Deferred expense	5.0	2.0	7.2
Total income tax expense	$5.4	$10.8	$16.7
A reconciliation of the federal income tax rate to the Company's effective income tax rate follows for the periods indicated:

	December 31,
	2020	2019	2018
Federal income tax rate:	21.0%	21.0%	21.0%
Reconciling items:
Dividends-received deduction	(3.3)%	(1.3)%	(0.8)%
TCJA impacts	—%	—%	0.5%
Other	(1.6)%	(0.3)%	(0.3)%
Effective income tax rate	16.1%	19.4%	20.4%
The Company's unrecognized tax benefits for each of the years ended December 31, 2020, 2019, and 2018 are $2.4 million. The Company does not anticipate any significant increase in the unrecognized tax benefit within the next 12 months.
The Parent files its consolidated income tax returns in the U.S. and various state jurisdictions. The Parent has substantially concluded all U.S. federal income tax matters for years through 2015. Substantially all state and local income tax matters have been concluded for the years through 2012.
The tax effects of temporary differences that result in significant deferred tax assets and deferred tax liabilities are as follows as of the dates indicated:

	December 31,
	2020	2019
Deferred tax assets:
Deferred gain on disposal of businesses	$5.6	$7.5
Deferred acquisition costs	16.0	16.5
Investments, net	3.6	5.8
Policyholder and separate account reserves	8.2	8.3
Employee benefits	—	2.8
Total deferred tax assets	33.4	40.9
Deferred tax liabilities:
Net unrealized appreciation on securities	(53.5)	(43.8)
Other	(0.6)	(0.6)
Total deferred tax liabilities	(54.1)	(44.4)
Net deferred income tax liabilities	$(20.7)	$(3.5)
The calculation of the valuation allowance is made at the consolidated return group level and analyzed at the separate company level. No cumulative valuation allowance has been recorded because it is management's assessment that it is more likely than not that the gross deferred tax assets in the table above will be realized.
The Company’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income of the same character within the carryback or carryforward periods. In assessing future taxable income, the Company considered all sources of taxable income available to realize its deferred tax asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards, taxable income in carryback years and tax-planning strategies. If changes occur in the assumptions underlying the Company’s tax planning strategies or in the scheduling of the reversal of the Company’s deferred tax liabilities, a valuation allowance may need to be recorded in the future.
At December 31, 2020, the Company had no net operating loss or capital loss and $0.1 million of tax credit carryforwards for U.S. federal income tax purposes.
7. STOCKHOLDER'S EQUITY
The Board of Directors of the Company has authorized 1,000,000 shares of common stock with a par value of $5 per share. All shares are issued and outstanding as of December 31, 2020 and 2019 and are owned by the Parent (see Note 1 to the Financial Statements). The Company paid dividends to its Parent of $18.0 million, $27.0 million and $15.0 million during the years ended December 31, 2020, 2019 and 2018, respectively. In 2020, the Parent extinguished an $11.3 million substantive debt that was owed by the Company which resulted in a non-cash capital increase within additional paid in capital.

The maximum amount of dividends which can be paid by State of Kansas insurance companies to shareholders without prior approval of the Kansas Insurance Department is subject to restrictions relating to statutory surplus (see as described in Note 8 to the Financial Statements).
8. STATUTORY INFORMATION
The Company prepares an Annual Statement on the basis of statutory accounting principles (“SAP”) prescribed or permitted by the Kansas Insurance Department. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.
The principal differences between SAP and GAAP are: 1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP; 2) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided; 3) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP; 4) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 5) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 6) certain assets are not admitted for purposes of determining surplus under SAP; 7) methodologies used to determine the amounts of deferred taxes and goodwill are different under SAP than under GAAP; 8) the criteria for obtaining reinsurance accounting treatment, as well as presentation of insurance, is different under SAP than under GAAP; and 9) deferred gains on the sale of reinsurance are recognized as surplus under SAP and as a liability under GAAP.
The Company's statutory net income and capital and surplus are as follows:

	Years Ended and at December 31,
	2020	2019	2018
Statutory net income	$34.7	$48.1	$90.0
Statutory capital and surplus	$127.9	$123.6	$126.3
Dividend distributions to the Parent are restricted as to the amount by state regulatory requirements. The Company declared and paid cash dividends of $18.0 million, all of which were considered to represent ordinary dividends during the year ended December 31, 2020. The Company declared and paid cash dividends of $27.0 million, of which $14.0 million were considered to represent extraordinary dividends and $13.0 million were ordinary dividends during the year ended December 31, 2019. The Company paid $14.0 million of the dividend as a return of contributed surplus during the year ended December 31, 2019. The Company declared and paid cash dividends of $15.0 million, all of which were considered to represent extraordinary dividends during the year ended December 31, 2018. A dividend is considered extraordinary when combined with all other dividends and distributions made within the preceding 12 months exceeds the greater of 10% of the insurer's surplus as regards to policyholders on December 31 of the next preceding year, or the net gain from operations. Dividends may only be paid out of earned surplus. The Company has the ability, under state regulatory requirements, to dividend up to $29.6 million to its Parent in 2021 without permission from Kansas regulators. No assurance can be given that there will not be further regulatory actions restricting the ability of the Company to pay dividends.
State regulators require insurance companies to meet minimum capitalization standards designed to ensure that they can fulfill obligations to policyholders. Minimum capital requirements are expressed as a ratio of a company’s total adjusted capital (“TAC”) to its risk-based capital (“RBC”) (the “RBC Ratio”). TAC is equal to statutory surplus adjusted to exclude certain statutory liabilities. RBC is calculated by applying specified factors to various asset, premium, expense, liability, and reserve items.
Generally, if a company's RBC Ratio is below 100% (the "Authorized Control Level"), the insurance commissioner of the company's state of domicile is authorized to take control of the company, to protect the interests of policyholders. If the RBC Ratio is greater than 100%, but less than 200% (the "Company Action Level"), the company must submit an RBC plan to the commissioner of the state of domicile. Corrective actions may also be required if the RBC Ratio is greater than the Company Action Level but the company fails certain trend tests.
As of December 31, 2020, the TAC of the Company exceeded the Company Action Level and no trend tests that would require regulatory action were violated. As of December 31, 2020, the TAC of the Company subject to RBC requirements was $138.7 million and the corresponding Authorized Control Level was $21.9 million.
9. REINSURANCE
In the ordinary course of business, the Company is involved in both the assumption and cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance as of the dates indicated:

	December 31,
	2020	2019
Ceded future policyholder benefits and expenses	$2,199.8	$2,192.1
Ceded unearned premium	14.4	18.3
Ceded claims and benefits payable	1,012.5	1,044.7
Ceded paid losses	0.8	5.0
Total	$3,227.5	$3,260.1

A key credit quality indicator for reinsurance is the A.M. Best Company ("A.M. Best") financial strength ratings of the reinsurer. A.M. Best financial strength ratings are an independent opinion of a reinsurer’s ability to meet ongoing obligations to policyholders. The A.M. Best ratings for new reinsurance agreements where there is material credit exposure are reviewed at the time of execution. The A.M. Best ratings for existing reinsurance agreements are reviewed on a quarterly basis, or sooner based on developments. The following table provides the reinsurance recoverable as of December 31, 2020 grouped by A.M. Best financial strength ratings:

A. M. Best Rating of Reinsurer	Ceded future policyholder benefits and expense	Ceded unearned premiums	Ceded claims and benefits payable	Ceded paid losses	Total
A++ or A+	$1,659.5	$13.9	$992.9	$2.1	$2,668.4
A or A–	59.4	0.5	2.7	—	62.6
B++ or B+	480.5	—	16.9	0.3	497.7
Not rated	0.4	—	—	—	0.4
Total	2,199.8	14.4	1,012.5	2.4	3,229.1
Less Allowance:	—	—	—	(1.6)	(1.6)
Total Reinsurance recoverable	$2,199.8	$14.4	$1,012.5	$0.8	$3,227.5
The Company has used reinsurance to exit certain businesses, including the disposals of AEB, FFG and LTC. The reinsurance recoverables relating to these dispositions amounted to $3.16 billion as of December 31, 2020. The three reinsurers with the largest reinsurance recoverable balances relating to these dispositions were Sun Life, John Hancock, and Talcott Resolution (formerly owned by The Hartford). The A.M. Best financial strength ratings of these three insurers were A+, A+ and B++, respectively. A.M. Best currently maintains a stable outlook on the financial strength ratings of Sun Life, John Hancock, and Talcott Resolution. Most of the assets backing reserves relating to reinsurance recoverables from Sun Life, John Hancock, and Talcott Resolution are held in trust. If these reinsurers became insolvent, the Company would be exposed to the risk that the assets in the trusts and/or the separate accounts would be insufficient to support the liabilities that would revert back to the Company. In addition to the direct reinsurance transactions referenced above, in 2013, The Hartford (now Talcott Resolution) sold its Individual Life Operations to Prudential Financial, Inc. ("Prudential"). Included in this transaction were the individual life policies remaining in force that were originally transferred by the

Company as part of the sale of FFG. The assets backing the reserves coinsured from The Hartford to Prudential continue to be held in trusts or separate accounts, and the Company is subject to the risk that the trust and/or separate account assets may be insufficient to support the liabilities that would revert back to the Company.
The following table presents the reinsurance recoverable from John Hancock, Sun Life, Talcott Resolution and other reinsurers as of December 31, 2020 and 2019.

Reinsurer	December 31, 2020	December 31, 2019
John Hancock	$2,169.7	$2,106.0
Sun Life	497.0	579.9
Talcott Resolution	497.7	509.1
Other reinsurers	63.1	65.1
Total	$3,227.5	$3,260.1
The largest risk is with John Hancock. As of December 31, 2020, there is $2.64 billion held in trust to support the coinsurance arrangement. If the value of the assets in this trust falls below the value of the associated statutory liabilities, John Hancock will be required to put more assets in the trust.
If necessary, an allowance for doubtful accounts related to reinsurance recoverables is recorded on the basis of periodic evaluations of balances due from reinsurers (net of collateral), reinsurer solvency, management's experience and current economic conditions. Refer to Note 2 for additional information on the methodology.

The effect of reinsurance on premiums earned and benefits incurred was as follows for the period indicated:

	Years Ended December 31,
	2020			2019			2018
	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total
Direct earned premiums	$141.2	$54.5	$195.7	$150.2	$213.6	$363.8	$182.2	$568.2	$750.4
Premiums assumed	3.0	—	3.0	2.6	1.3	3.9	3.2	1.4	4.6
Premiums ceded	(139.6)	(54.5)	(194.1)	(148.4)	(214.2)	(362.6)	(180.6)	(569.6)	(750.2)
Net earned premiums	$4.6	$—	$4.6	$4.4	$0.7	$5.1	$4.8	$—	$4.8
Direct policyholder benefits	$459.0	$66.1	$525.1	$505.0	$144.0	$649.0	$399.6	$363.7	$763.3
Policyholder benefits assumed	13.4	0.1	13.5	12.7	(0.1)	12.6	14.4	—	14.4
Policyholder benefits ceded	(416.1)	(66.1)	(482.2)	(461.3)	(143.7)	(605.0)	(350.9)	(363.7)	(714.6)
Net policyholder benefits	$56.3	$0.1	$56.4	$56.4	$0.2	$56.6	$63.1	$—	$63.1
The Company had $345.3 million and $370.1 million, respectively, of invested assets held in trusts or by custodians as of December 31, 2020 and 2019, respectively, for the benefit of others related to certain reinsurance arrangements.
The Company utilizes ceded reinsurance for loss protection and capital management, business dispositions, client risk and profit sharing.
Business Divestitures
As referenced in Note 1, the Company has used reinsurance or coinsurance to sell certain businesses, such as for the disposals of AEB, FFG and LTC.
The reinsurance agreement associated with the FFG sale also stipulates that Talcott Resolution contributes funds to increase the value of the separate account assets relating to annuity business sold if such value declines below the value of the associated liabilities. If Talcott Resolution fails to fulfill these obligations, the Company will be obligated to make these payments.
In addition, the Company would be responsible for administering all of the reinsured or coinsured businesses in the event of reinsurer or coinsurer insolvency. The Company does not currently have the administrative systems and capabilities to process these businesses. Accordingly, the Company would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers or coinsurers of these businesses. The Company might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition.
As of December 31, 2020, the Company was not aware of any regulatory actions taken with respect to the solvency of the insurance subsidiaries of John Hancock, Sun Life or Talcott Resolution that reinsure the AEB, FFG and LTC businesses, and the Company has not been obligated to fulfill any of such reinsurers’ obligations.
John Hancock, Sun Life and Talcott Resolution have paid their obligations when due and there have been no disputes.
10. RESERVES
Short Duration Contracts
The Company's short duration contracts are mainly comprised of disposed and run-off business. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 to the Financial Statements for further information.
Disposed and Run-off Short Duration Insurance Lines
Disposed business includes certain medical policies no longer offered and AEB policies disposed of via reinsurance. Reserves for previously disposed business are included in the Company’s reserves in accordance with the insurance guidelines. The Company maintains an offsetting reinsurance recoverable related to the AEB reserves. See Note 9 to the Financial Statements for further information.
Long Duration Contracts
The Company's long duration contracts are primarily comprised of preneed life insurance and annuity policies, life insurance policies (no longer offered), and AEB, FFG and LTC disposed businesses. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 for further information.
Disposed and Run-off Long Duration Insurance Lines
The Company’s universal life and annuity products are no longer offered and are in run-off. Reserves have been established based on the following assumptions. Interest rates credited on annuities were at guaranteed rates, ranging from 3.5% to 4.0%, except for a limited number of policies with guaranteed crediting rates of 4.5%. All annuity policies are past the surrender charge period. Crediting interest rates on universal life fund are at guaranteed rates of 4.0% to 4.1%. Universal life funds are subject to surrender charges that vary by product, age, sex, year of issue, risk class, face amount and grade to zero over a period not longer than 20 years.
Reserves for previously disposed AEB, FFG and LTC businesses are included in the Company’s reserves in accordance with the insurance guidance. The Company maintains an offsetting reinsurance recoverable related to these reserves. See Note 9 for further information.
Preneed Business
The Company's preneed life insurance products are in run-off and no longer offered. Interest and discount rates for preneed life insurance vary by year of issuance and product and ranged from 4.7% to 7.3% in 2020 and 2019 before provisions for adverse deviation, which ranged from 0.2% to 0.5% in 2020 and 2019.
Interest and discount rates for traditional life insurance vary by year of issuance and products and were 7.5% grading to 5.3% over 20 years in 2020 and 2019 with the exception of a block of pre-1980 business which had a level 8.8% discount rate in 2020 and 2019.
Mortality assumptions are based upon pricing assumptions and modified to allow for provisions for adverse deviation. Surrender rates vary by product and are based upon pricing assumptions.
Future policy benefit increases on preneed life insurance policies ranged from 0.0% to 7.0% in 2020 and 2019. Some policies have future policy benefit increases that are guaranteed or tied to equal some measure of inflation. The inflation assumption for most of these inflation-linked benefits was 3.0% in both 2020 and 2019 with the exception of most policies issued in 2005 through 2007 where the assumption was 2.3%.
The reserves for preneed annuities are based on assumed interest rates credited on deferred annuities, which vary by year of issue, and ranged from 1.0% to 5.5% in 2020 and 2019. Withdrawal charges, if any, can range up to 7.0% and grade to zero over a period of seven years.
Reserve Roll Forward

The following table provides a roll forward of the Company's beginning and ending claims and benefits payable balances. Claims and benefits payable is the liability for unpaid loss and loss adjustment expenses and is comprised of case and IBNR reserves.
Since unpaid loss and loss adjustment expenses are estimates, the Company's actual losses incurred may be more or less than the Company's previously developed estimates, which is referred to as either unfavorable or favorable development, respectively.
There have been no significant changes in the methodologies and assumptions utilized in estimating the liability for unpaid loss and loss adjustment expenses for any of the periods presented.

	Years Ended December 31,
	2020	2019	2018
Claims and benefits payable, at beginning of year	$1,054.5	$1,190.5	$1,266.1
Less: Reinsurance ceded and other	(1,044.6)	(1,179.2)	(1,255.1)
Net claims and benefits payable, at beginning of year	9.9	11.3	11.0
Incurred losses and loss adjustment expenses related to:
Current year	56.4	56.5	63.4
Prior years	(0.1)	—	—
Total incurred losses and loss adjustment expenses	56.3	56.5	63.4
Paid losses and loss adjustment expenses related to:
Current year	46.9	52.1	56.6
Prior years	5.4	5.8	6.5
Total paid losses and loss adjustment expenses	52.3	57.9	63.1
Net claims and benefits payable, at end of year	13.9	9.9	11.3
Plus: Reinsurance ceded and other	1,012.5	1,044.6	1,179.2
Claims and benefits payable, at end of year	$1,026.4	$1,054.5	$1,190.5
11. ACCUMULATED OTHER COMPREHENSIVE INCOME
Certain amounts included in the statements of comprehensive income are net of reclassification adjustments. The following tables summarize those reclassification adjustments (net of taxes) for the periods indicated:

	Year Ended December 31, 2020
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2019	$141.5	$9.8	$151.3
Change in accumulated other comprehensive income before reclassifications	36.2	0.9	37.1
Amounts reclassified from accumulated other comprehensive income	(1.7)	—	(1.7)
Net current-period other comprehensive income	34.5	0.9	35.4
Balance at December 31, 2020	$176.0	$10.7	$186.7

	Year Ended December 31, 2019
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2018	$73.5	$8.8	$82.3
Change in accumulated other comprehensive income before reclassifications	71.0	1.0	72.0
Amounts reclassified from accumulated other comprehensive income	(3.0)	—	(3.0)
Net current-period other comprehensive income	68.0	1.0	69.0
Balance at December 31, 2019	$141.5	$9.8	$151.3

	Year Ended December 31, 2018
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2017	$119.0	$9.2	$128.2
Change in accumulated other comprehensive income before reclassifications	(58.2)	(2.4)	(60.6)
Amounts reclassified from accumulated other comprehensive income	(3.9)	—	(3.9)
Net current-period other comprehensive income	(62.1)	(2.4)	(64.5)
Cumulative effect of change in accounting principles (1)	16.6	2.0	18.6
Balance at December 31, 2018	$73.5	$8.8	$82.3
(1) See Note 2 - Summary of Significant Accounting Policies for additional information.
The following tables summarize the reclassifications out of accumulated other comprehensive income:

Details about accumulated other comprehensive income components	Amount reclassified from accumulated other comprehensive income			Affected line item in the statement where net income is presented
	Years Ended December 31,
	2020	2019	2018
Unrealized gains on securities	$(2.2)	$(3.8)	$(4.9)	Net realized gains on investments, excluding other-than-temporary impairment losses
Tax effect	0.5	0.8	1.0	Provision for income taxes
Total reclassifications for the period	$(1.7)	$(3.0)	$(3.9)	Net of tax

12. RELATED PARTY TRANSACTIONS
The Company receives various services from the Parent and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment, information technology, actuarial, property management and other administrative functions. The net amounts paid for related services and obligations to the Parent and its affiliates for the years ended December 31, 2020, 2019 and 2018, were $4.2 million, $1.8 million and $4.9 million, respectively. The Parent also pays all income tax payments on behalf of the Company. The income tax payments made by the Parent were $3.5 million, $9.4 million and $4.4 million for the years ended December 31, 2020, 2019 and 2018, respectively. Administrative expenses allocated to the Company may be greater or less than the expenses that would be incurred if the Company were operating as a separate company.

13. COMMITMENTS AND CONTINGENCIES
Risks and Uncertainties
The Company continues to closely monitor developments related to the COVID-19 pandemic to assess the ongoing impact on its business, results of operations and financial condition. While still evolving, the COVID-19 pandemic has caused significant global economic and financial market disruption, resulting in increased financial market volatility, business and operational challenges such as the temporary closures of businesses, and overall diminished expectations for the economy and the financial markets.
At this time, it is not possible to estimate how long it will take to halt the spread of the virus or the long-term effects that the COVID-19 pandemic could have on the economy or the Company’s business. The extent to which the COVID-19 pandemic impacts the Company’s business, results of operations or financial condition will depend on future developments which are highly uncertain and difficult to predict, including the severity and duration of the pandemic and the actions taken by government authorities and other third parties to contain or address its impact. Even after the COVID-19 outbreak has subsided, the Company may experience materially adverse impacts to its business, results of operations and financial condition as a result of the pandemic’s global economic impact.
Legal and Regulatory Matters
The Company is involved in a variety of litigation and legal and regulatory proceedings relating to its current and past business operations and, from time to time, may become involved in other such actions, both as a defendant and as a plaintiff.
Although the Company cannot predict the outcome of any pending litigation, legal or regulatory proceeding, or the potential losses, fines, penalties or equitable relief, if any, that may result, it is possible that such outcome could have a material adverse effect on the Company's results of operations or cash flows for an individual reporting period. However, on the basis of currently available information, management does not believe that the pending matters are likely to have a material adverse effect, individually or in the aggregate, on the Company's financial condition.
14. SUBSEQUENT EVENTS
On March 9, 2021 the Parent announced it had entered into a definitive agreement to sell its prearranged funeral insurance and final expense business, Global Preneed, and related legal entities and assets to CUNA Mutual Group, a broad financial services provider. The transaction includes the sale of all of the issued and outstanding capital stock of the Company and is expected to close by the end of the third quarter of 2021. For additional information related to this transaction, please see the Form 8-K filed on March 9, 2021 by the Parent with the U.S. Securities and Exchange Commission, including the press release furnished thereto.

Union Security Insurance Company
as of December 31, 2020
Schedule I — Summary of Investments
Other-Than-Investments in Related Parties

	Cost or Amortized Cost	Fair Value	Amount at which shown in balance sheet
	(in millions)
Fixed maturity securities:
U.S. government and government agencies and authorities	$0.6	$0.7	$0.7
States, municipalities and political subdivisions	12.9	15.5	15.5
Foreign governments	18.4	24.1	24.1
Asset-backed	99.0	100.2	100.2
Commercial mortgage-backed	7.5	8.0	8.0
Residential mortgage-backed	27.2	30.1	30.1
U.S. corporate	462.8	651.0	651.0
Foreign corporate	93.6	132.2	132.2
Total fixed maturity securities	722.0	961.8	961.8
Equity securities:
Common stocks	1.8	1.9	1.9
Non-redeemable preferred stocks	53.9	67.9	67.9
Total equity securities	55.7	69.8	69.8
Commercial mortgage loans on real estate, at amortized cost	43.9	50.0	43.9
Policy loans	5.3	5.3	5.3
Other investments	38.9	38.9	38.9
Total investments	$865.8	$1,125.8	$1,119.7

Union Security Insurance Company
as of December 31, 2020, 2019 and 2018 and for the years then ended
Schedule III — Supplementary Insurance Information

	Future policy benefits and expenses	Unearned premiums	Claims and benefits payable	Premium revenues	Net investment income	Benefits claims, losses and settlement expenses	Other* operating expenses
	(in millions)
2020	$2,912.2	$36.2	$1,026.4	$4.6	$53.6	$56.4	$9.3
2019	$2,958.5	$42.0	$1,054.5	$5.1	$59.3	$56.6	$8.4
2018	$2,914.1	$49.9	$1,190.5	$4.8	$64.6	$63.1	$9.9
* Includes amortization of deferred acquisition costs, amortization of value of business acquired and underwriting, general and administration expenses.

Union Security Insurance Company
Schedule IV — Reinsurance

	Direct amount	Ceded to other Companies	Assumed from other Companies	Net amount	Percentage of amount assumed to net
	(in millions)
Year Ended December 31, 2020
Life Insurance in Force	$7,768.3	$7,204.1	$448.1	$1,012.3	44.3%
Premiums:
Life insurance	$62.9	$61.3	$2.7	$4.3	62.8%
Accident and health insurance	132.8	132.8	0.3	0.3	100.0%
Total earned premiums	$195.7	$194.1	$3.0	$4.6	65.2%
Benefits:
Life insurance	$248.4	$205.5	$13.4	$56.3	23.8%
Accident and health insurance	276.7	276.7	0.1	0.1	100.0%
Total policyholder benefits	$525.1	$482.2	$13.5	$56.4	23.9%

Year Ended December 31, 2019
Life Insurance in Force	$13,764.2	$13,151.7	$483.3	$1,095.8	44.1%
Premiums:
Life insurance	$101.3	$99.5	$2.6	$4.4	59.1%
Accident and health insurance	262.5	263.1	1.3	0.7	185.7%
Total earned premiums	$363.8	$362.6	$3.9	$5.1	76.5%
Benefits:
Life insurance	$275.7	$231.8	$12.5	$56.4	22.2%
Accident and health insurance	373.3	373.2	0.1	0.2	50.0%
Total policyholder benefits	$649.0	$605.0	$12.6	$56.6	22.3%

Year Ended December 31, 2018
Life Insurance in Force	$38,709.9	$38,055.1	$514.2	$1,169.0	44.0%
Premiums:
Life insurance	$185.8	$184.3	$2.9	$4.4	65.9%
Accident and health insurance	564.6	565.9	1.7	0.4	425.0%
Total earned premiums	$750.4	$750.2	$4.6	$4.8	95.8%
Benefits:
Life insurance	$294.6	$246.0	$13.9	$62.5	22.2%
Accident and health insurance	468.7	468.6	0.5	0.6	83.3%
Total policyholder benefits	$763.3	$714.6	$14.4	$63.1	22.8%

Union Security Insurance Company
as of December 31, 2020, 2019 and 2018 and for the years then ended
Schedule V — Valuation and Qualifying Accounts

Additions
	Balance at Beginning of Year	Charged to Costs and Expenses	Charged to Other Accounts	Deductions	Balance at End of Year
(in millions)
2020:
Valuation allowance for commercial mortgage loans on real estate	$—	$—	$—	$—	$—
Allowance for credit losses related to premiums and accounts receivable balances	—	—	—	—	—
Allowance for credit losses related to reinsurance recoverables	—	—	1.7	0.1	1.6
Total	$—	$—	$1.7	$0.1	$1.6
2019:
Valuation allowance for commercial mortgage loans on real estate	$—	$—	$—	$—	$—
Allowance for credit losses related to premiums and accounts receivable balances	—	—	—	—	—
Allowance for credit losses related to reinsurance recoverables	—	—	—	—	—
Total	$—	$—	$—	$—	$—
2018:
Valuation allowance for commercial mortgage loans on real estate	$0.4	$(0.4)	$—	$—	$—
Allowance for credit losses related to premiums and accounts receivable balances	—	—	—	—	$—
Allowance for credit losses related to reinsurance recoverables	—	—	—	—	$—
Total	$0.4	$(0.4)	$—	$—	$—

PART C
OTHER INFORMATION
Item 24.  Financial Statements and Exhibits

(a)	All financial statements are included in Part A and Part B of the Registration Statement.
(b)	Exhibits:
	(1)		Resolution of the Board of Directors of Fortis Benefits Insurance Company authorizing the establishment of Variable Account D.
	(2)		Not applicable.
	(3)	(a)	a) Assignment and Novation Agreement/ Principal Underwriter Agreement.
		(b)	b) Form of Dealer Sales Agreement.
	(4)		Form of Variable Annuity Contract. (1)
	(5)		Form of Application. (1)
	(6)	(a)	Restated and Amended Articles of Incorporation of Union Security Insurance Company.
		(b)	Restated By-laws of Union Security Insurance Company.
	(7)	(a)	AXA Re Life Insurance Company (May 1, 2000)
		(b)	Swiss Re Life & Health America, Inc (May 1, 1998).
		(c)	Swiss Re Life Company America (May 1, 1997)
		(d)	Munich American Reassurance Company (May 1, 2000)
	(8)	(a)	AIM
		(b)	Hartford
	(9)		Opinion and Consent of Counsel.
	(10)	(a)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
	(10)	(b)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.
	(11)		No Financial Statements are omitted.
	(12)		Not applicable.
	(26)		Subsidiary List.
	(99)		Copy of Power of Attorney.
(1)   Incorporated by reference to Items 24(b)(7)(a-d), respectively, in Post-Effective Amendment No. 38 to the Registration Statement, File No. 033-19421, filed on April 25, 2012.
Item 25.  Directors and Officers of Depositor

Name and Address	Position and Offices With Depositor
Tammy L. Schultz (1)	Chairman, President and Chief Executive Officer
Athanasios Bolovinos (2)	Chief Financial Officer, Treasurer, Assistant Secretary
Paula SeGuin (2)	Vice President, Director
Eric Kurzrok (2)	Director
Fernand LeBlanc (3)	Director
Lisa Young (1)	Director
(1)            Address: 440 Mt. Rushmore Road, Rapid City, S.D. 57701
(2)            Address: Assurant, Inc., 28 Liberty Street, New York, NY 10005
(3)            Address: Address: 260 Interstate North Circle, NW, Atlanta, GA 33039

Item 26.  Persons Controlled By or Under Control with the Depositor or Registrant.
Filed herein as Exhibit 99.26.
Items 27.  Number of Contract Owners
As of February 28, 2021 there were 6,439 owners of qualified contracts and 3,818 owners of non-qualified contracts.
Item 28.  Indemnification
Union Security Insurance Company’s By-Laws provide for indemnity and payment of expenses of Union Security’s officers, directors and employees in connection with certain legal proceedings, judgments, and settlements arising by reason of their service as such, all to the extent and in the manner permitted by law. Applicable Kansas law generally permits payment of such indemnification and expenses if the person seeking indemnification has acted in good faith and in a manner that he reasonably believed to be in the best interests of the Registrant and if such person has received no improper personal benefit, and in a criminal proceeding, if the person seeking indemnification also has no reasonable cause to believe his conduct was unlawful.
There are agreements in place under which the underwriter and affiliated persons of the Registrant may be indemnified against liabilities arising out of acts or omissions in connection with the offer of the Contracts; provided however, that no such indemnity will be made to the underwriter or affiliated persons of the Registrant for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.
Insofar as indemnification for any liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29.  Principal Underwriters

(a)	TDC acts as principal underwriter for the following investment companies:
Talcott Resolution Life Insurance Company - Separate Account One
Talcott Resolution Life Insurance Company - Separate Account Two
Talcott Resolution Life Insurance Company - Separate Account Ten
Talcott Resolution Life Insurance Company - Separate Account Three
Talcott Resolution Life Insurance Company - Separate Account Seven
Talcott Resolution Life and Annuity Insurance Company - Separate Account One
Talcott Resolution Life and Annuity Insurance Company - Separate Account Ten
Talcott Resolution Life and Annuity Insurance Company - Separate Account Three
Talcott Resolution Life and Annuity Insurance Company - Separate Account Six
Talcott Resolution Life and Annuity Insurance Company - Separate Account Seven
American Maturity Life Insurance Company Separate Account AMLVA
American Maturity Life Insurance Company - Separate Account One
ICMG Registered Variable Life Separate Account A
ICMG Registered Variable Life Separate Account One
Union Security Insurance Company - Variable Account C
Union Security Insurance Company - Variable Account D
Union Security Life Insurance Company - Separate Account A

(b)            Directors and Officers of TDC:

Name	Positions and Offices with Underwriter
Christopher S. Conner	Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Privacy Officer and Operations Principal
Christopher J. Dagnault (1)	President and Chief Executive Officer, Director
Diane Krajewski	Director
James A. Maciolek	Chief Financial Officer, Treasurer and Financial & Operations Principal
Robert R. Siracusa	Director

Unless otherwise indicated, the principal business address of each of the above individuals is 1 Griffin Road North, Windsor, CT 06195.
(1) Address: 500 Bielenberg Drive, Woodbury, MN 55125
(c)          None.
Item 30.  Location of Accounts and Records
The accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the following:

Union Security Insurance Company:	440 Mount Rushmore Road, Rapid City, South Dakota 57701
Talcott Resolution Distribution, Inc:	1 Griffin Road North, Windsor, CT 06095

Item 31.  Management Services
Effective April 1, 2001, Union Security Insurance Company (“Union Security”) contracted the administrative servicing obligations for the contracts to Talcott Resolution Life and Annuity Insurance Company ("Talcott Resolution") (formerly Hartford Life and Annuity Insurance Company), a subsidiary of Talcott Resolution Life Insurance Company. Although Union Security remains responsible for all contract terms and conditions, Talcott Resolution is ultimately responsible for servicing the contracts, including the payment of benefits, oversight of investment management of the assets supporting the fixed account portion of the contract and overall contract administration. This was part of a larger transaction whereby Talcott Resolution reinsured all of the individual life insurance and annuity business of Union Security.
Item 32.  Undertakings

(a)	The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.
(b)	The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c)	The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Registration Statement to be signed on its behalf, in the Town of Windsor, County of Hartford, and State of Connecticut on April 29, 2021.

VARIABLE ACCOUNT D OF
UNION SECURITY INSURANCE COMPANY
(Registrant)

By:	Tammy L. Schultz	*By:	/s/ Lisa Proch
	Tammy L. Schultz		Lisa Proch
	Chairman, President and Chief Executive Officer*		Attorney-in-Fact

UNION SECURITY INSURANCE COMPANY
(Depositor)

By:	Tammy L. Schultz
Tammy L. Schultz
Chairman, President and Chief Executive Officer*
Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, in the capacities and on the date indicated.

Paula SeGuin, Vice President, Director*
Eric Kurzrok, Director*
Fernand LeBlanc, Director*
Lisa Young, Director*
Tammy L. Schultz, Chairman, President and Chief Executive Officer*	*By:	/s/ Lisa Proch
Athanasios Bolovinos, Chief Financial Officer, Treasurer, Assistant Secretary*		Lisa Proch Attorney-in-Fact
	Date:	April 29, 2021
033-19421

EXHIBIT INDEX

(1)		Resolution of the Board of Directors of Fortis Benefits Insurance Company authorizing the establishment of Variable Account D.
(3)	(a)	Assignment and Novation Agreement/ Principal Underwriter Agreement.
	(b)	Form of Dealer Sales Agreement.
(6)	(a)	Restated and Amended Articles of Incorporation of Union Security Insurance Company.
	(b)	Restated By-laws of Union Security Insurance Company.
(7)	(a)	AXA Re Life Insurance Company (May 1, 2000)
	(b)	Swiss Re Life & Health America, Inc (May 1, 1998).
	(c)	Swiss Re Life Company America (May 1, 1997)
	(d)	Munich American Reassurance Company (May 1, 2000)
(8)	(a)	AIM
	(b)	Hartford
(9)		Opinion and Consent of Counsel.
(10)	(a)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
	(b)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.
(26)		Subsidiary List.
(99)		Copy of Power of Attorney.